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                                 LEASE AGREEMENT

                                 by and between

                               ROUSE-ORLANDO, INC.

                                   (Landlord)

                                       and

                          PIZZERIA REGINA FLORIDA, INC.

                               t/a PIZZERIA REGINA

                                    (Tenant)

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


   ARTICLE I  DEFINITIONS AND ATTACHMENTS.........................................................................1


         Section 1.1. Certain Defined Terms.......................................................................1


         Section 1.2. Additional Defined Terms....................................................................4


         Section 1.3. Attachments.................................................................................5


   ARTICLE II  PREMISES...........................................................................................6


         Section 2.1. Demise......................................................................................6


         Section 2.2. Measurement of Premises.....................................................................6


   ARTICLE III TERM...............................................................................................6


         Section 3.1. Term........................................................................................6


         Section 3.2. Termination.................................................................................6


         Section 3.3. Holding Over................................................................................7


   ARTICLE IV  USE................................................................................................7


         Section 4.1. Prompt Occupancy and Use....................................................................7


         Section 4.2. Storage and Office Areas....................................................................7


         Section 4.3. Tenant Trade Name...........................................................................7


         Section 4.4. Store Hours.................................................................................7


   ARTICLE V RENTAL...............................................................................................8


         Section 5.1. Rentals Payable.............................................................................8


         Section 5.2. Annual Basic Rental.........................................................................8


         Section 5.3. Annual Percentage Rental....................................................................8


         Section 5.4. "Rental Year" Defined.......................................................................9


         Section 5.5. "Gross Sales" Defined.......................................................................9


         Section 5.6. Statements of Gross Sales...................................................................9


         Section 5.7. Tenant's Records...........................................................................10


         Section 5.8. Payment of Rental..........................................................................10


                                      (i)


         Section 5.9. Advance Rental.............................................................................11


         Section 5.10. Future Expansion..........................................................................11


   ARTICLE VI TAXES..............................................................................................11


         Section 6.1. Tenant to Pay Proportionate Share of Taxes.................................................11


         Section 6.2. Payment of Proportionate Share of Taxes....................................................12


         Section 6.3. "Tax Year" Defined.........................................................................12


         Section 6.4. Taxes on Rental............................................................................12


   ARTICLE VII IMPROVEMENTS......................................................................................13


         Section 7.1. Landlord's Improvements....................................................................13


         Section 7.2. Tenant's Improvements......................................................................13


         Section 7.3. "Ready for Occupancy" Defined..............................................................13


         Section 7.4. Effect of Opening for Business.............................................................14


         Section 7.5. Mechanic's Liens...........................................................................14


         Section 7.6. Tenant's Leasehold Improvements and Trade Fixtures.........................................15


   ARTICLE VIII OPERATIONS.......................................................................................15


         Section 8.1. Operations by Tenant.......................................................................15


         Section 8.2. Signs and Advertising......................................................................17


         Section 8.3. Painting and Displays by Tenant............................................................17


         Section 8.4. Trash Removal Service......................................................................17


         Section 8.5. Permitted Use Disclaimer...................................................................18


         Section 8.6. Hazardous Substances.......................................................................18


   ARTICLE IX REPAIRS AND ALTERATIONS............................................................................18


         Section 9.1. Repairs to be Made by Landlord.............................................................18


         Section 9.2. Repairs to be Made by Tenant...............................................................19


         Section 9.3. Damage to Premises.........................................................................19


         Section 9.4. Alterations by Tenant......................................................................19


         Section 9.5. Changes and Additions to Shopping Center...................................................20


                                      (ii)


         Section 9.6. Roof and Walls.............................................................................20


   ARTICLE X COMMON AREAS........................................................................................20


         Section 10.1. Use of Common Areas.......................................................................20


         Section 10.2. Management and Operation of Common Areas..................................................20


         Section 10.3. Employee Parking Areas....................................................................21


         Section 10.4. Tenant's Contribution to Landlord's Operating Costs.......................................21


         Section 10.5. Landlord's Operating Costs................................................................22


         Section 10.6. Mall Heating, Ventilating and Air-Conditioning Equipment Contribution Rate................22


         Section 10.7. Renovation or Expansion of Common Areas...................................................22


   ARTICLE XI MARKETING FUND.....................................................................................22


         Section 11.1. Marketing Fund............................................................................22


         Section 11.2. Tenant's Contribution to Marketing Fund...................................................23


         Section 11.3. Landlord's Contribution to Marketing Fund.................................................23


         Section 11.4. "First Fund Year" and "Fund Year" Defined.................................................23


   ARTICLE XII UTILITIES.........................................................................................23


         Section 12.1. Water, Electricity, Telephone and Sanitary Sewer..........................................23


         Section 12.2. Heating. Ventilating and Air-Conditioning.................................................24


         Section 12.3. Fire Protection Sprinkler System..........................................................25


         Section 12.4. Discontinuances and Interruptions of Utility Services.....................................25


   ARTICLE XIII INDEMNITY AND INSURANCE..........................................................................25


         Section 13.1. Indemnities...............................................................................25


         Section 13.2. Landlord Not Responsible for Acts of Others...............................................26


         Section 13.3. Tenant's Insurance........................................................................26


         Section 13.4. Tenant's Contractor's Insurance...........................................................27


         Section 13.5. Policy Requirements.......................................................................27


         Section 13.6. Increase in Insurance Premiums............................................................28


         Section 13.7. Waiver of Right of Recovery...............................................................28


                                      (iii)


         Section 13.8. Tenant to Pay Proportionate Share of Insurance Costs......................................28


   ARTICLE XIV DAMAGE AND DESTRUCTION............................................................................29


         Section 14.1. Landlord's Obligation to Repair and Reconstruct...........................................29


         Section 14.2. Landlord's Option to Terminate Lease......................................................29


         Section 14.3. Demolition of Landlord's Building.........................................................29


         Section 14.4. Insurance Proceeds........................................................................29


   ARTICLE XV CONDEMNATION.......................................................................................30


         Section 15.1. Effect of Taking..........................................................................30


         Section 15.2. Condemnation Awards.......................................................................30


   ARTICLE XVI ASSIGNMENTS AND SUBLETTING........................................................................30


         Section 16.1. Landlord's Consent Required...............................................................30


         Section 16.2. Transfer of Corporate Shares..............................................................32


         Section 16.3. Transfer of Partnership Interests.........................................................32


         Section 16.4. Acceptance of Rent from Transferee........................................................33


         Section 16.5. Additional Provisions Respecting Transfers................................................33


   ARTICLE XVII DEFAULT..........................................................................................33


         Section 17.1. "Event of Default" Defined................................................................33


         Section 17.2. Remedies..................................................................................34


         Section 17.3. Damages...................................................................................35


         Section 17.4. Remedies in Event of Bankruptcy or Other Proceeding.......................................37


   ARTICLE XVIII SUBORDINATION AND ATTORNMENT....................................................................39


         Section 18.1. Subordination.............................................................................39


         Section 18.2. Mortgagee's Unilateral Subordination......................................................39


         Section 18.3. Attornment................................................................................39


   ARTICLE XIX NOTICES...........................................................................................40


         Section 19.1. Sending of Notices........................................................................40


         Section 19.2. Notice to Mortgagees......................................................................40


                                      (iv)


   ARTICLE XX MISCELLANEOUS......................................................................................40


         Section 20.1. Radius Restriction........................................................................40


         Section 20.2. Estoppel Certificates.....................................................................41


         Section 20.3. Inspections and Access by Landlord........................................................41


         Section 20.4. Memorandum of Lease.......................................................................41


         Section 20.5. Remedies Cumulative.......................................................................41


         Section 20.6. Successors and Assigns....................................................................41


         Section 20.7. Compliance with Laws and Regulations......................................................42


         Section 20.8. Captions and Headings.....................................................................42


         Section 20.9. Joint and Several Liability...............................................................42


         Section 20.10. Broker's Commission......................................................................42


         Section 20.11. No Discrimination........................................................................42


         Section 20.12. No Joint Venture.........................................................................43


         Section 20.13. No Option................................................................................43


         Section 20.14. No Modification..........................................................................43


         Section 20.15. Severability.............................................................................43


         Section 20.16. Third Party Beneficiary..................................................................43


         Section 20.17. Corporate Tenants........................................................................43


         Section 20.18. Applicable Law...........................................................................44


         Section 20.19. Performance of Landlord's Obligations by Mortgagee.......................................44


         Section 20.20. Waiver of Certain Rights.................................................................44


         Section 20.21. Limitation on Right of Recovery Against Landlord.........................................44


         Section 20.22. Survival.................................................................................44


         Section 20.23. Relocation of Premises...................................................................45


         Section 20.24. Landlord's Option to Terminate Lease.....................................................46


         Section 20.25. Financing Contingency....................................................................46




                                      (v)

                          NOTICE OF LEASE MODIFICATIONS
                          -----------------------------


Please be advised that those Sections of the Lease between ROUSE-ORLANDO, INC. and PIZZERIA REGINA FLORIDA, INC. listed below have been modified and/or supplemented by the Rider to Lease found immediately following the signature page of the Lease. It is therefore imperative that the Lease and Rider be read simultaneously. Wherever there is any conflict between the Rider and the Lease, the provisions of the Rider are paramount and the Lease shall be construed accordingly.

Section 1.1.                                Section 13.1.
Section 2.1.                                Section 13.3.
Section 3.1.                                Section 13.4.
Section 3.3.                                Section 13.5.
Section 4.1.                                Section 13.6.
Section 4.3.                                Section 13.8.
Section 4.4.                                Section 14.1.
Section 5.3.                                Section 14.2.
Section 5.5.                                Section 14.3.
Section 5.6.                                Section 15.1.
Section 5.7.                                Section 16.1.
Section 5.8.                                Section 16.2.
Section 5.9.                                Section 17.1.
Section 5.10.                               Section 17.2.
Section 6.1.                                Section 17.3.
Section 6.2.                                Section 17.4.
Section 7.3.                                Section 18.1.
Section 7.4.                                Section 20.2.
Section 7.5.                                Section 20.3.
Section 7.6.                                Section 20.4.
Section 8.1.                                Section 20.6.
Section 8.2.                                Section 20.7.
Section 8.3.                                Section 20.17.
Section 8.4.                                Section 20.20.
Section 8.6.                                Section 20.21.
Section 9.1.                                Section 20.22.
Section 9.2.                                Section 20.23
Section 9.3.                                Article XXI
Section 9.4.                                Section 13.1
Section 9.5.                                Section 13.3
Section 9.6.                                Section 13.4
Section 10.2.                               Section 13.5
Section 10.3.                               Section 13.6
Section 10.6.                               Section 13.8
Section 10.7.                               Section 14.1
Section 11.2.                               Section 14.2
Section 11.4.                               Section 14.3
Section 12.1.
Section 12.2.
Section 12.4.

                                 LEASE AGREEMENT
                                 ---------------


         THIS LEASE AGREEMENT ("Lease") dated _________________________________
by and between ROUSE-ORLANDO, INC., a Maryland corporation ("Landlord"), and PIZZERIA REGINA FLORIDA, INC., a Florida corporation, t/a PIZZERIA REGINA, ("Tenant").

                              W I T N E S S E T H:

         THAT FOR AND IN CONSIDERATION of the sum of One Dollar ($1.00) and the mutual covenants herein contained, the parties hereto do hereby covenant and agree as follows:

                                    ARTICLE I
                           DEFINITIONS AND ATTACHMENTS
                           ---------------------------

Section 1.1.      Certain Defined Terms.

                  As used herein, the term:

                  (A) "Shopping Center Area" means those certain parcels of land owned, leased or controlled by Landlord situate in the City of Oviedo, County of Seminole, State of Florida, more particularly described in Schedule "A-1", and upon the opening for business with the public, any such property used for expansion or addition.

                  (B) "Shopping Center" means the Shopping Center Area and the adjacent parcel or parcels of land not owned, leased or controlled by Landlord but which are operated as an integral part of the shopping center known as The Oviedo Marketplace as more particularly described in Schedule A-2 and, upon the opening for business with the public, any such property used for expansion or addition.

                  (C) "Landlord's Building" means the structure or portions of a structure constructed or improved or to be constructed or improved by Landlord in the Shopping Center Area intended to be leased to retail tenants in the location shown on Schedule A, as the same may be altered, reduced, expanded or replaced from time to time.

                           "Grand Opening Date" means the date and time designated by Landlord as the grand opening date of Landlord's Building.

                  (D) "Premises" means Tenant's portion of Landlord's Building shown on Schedule A having the following approximate dimensions:

                           Width:                22 feet, irregular
                           Depth:                31 feet, 1.5. inches, irregular
                           Floor Area:           714 square feet

                           The actual dimensions of the Premises shall be determined by measurement pursuant to the provisions of Section 2.2.

                  (E) "Term" means a period of ten (10) years plus the part of a month mentioned in Section 3.1., commencing and ending as provided in Section 3.1.

                  (F) "Permitted Use" means the sale at retail of traditional pizza, deep dish pizza and covered pizza (with dough) with a variety of toppings including. but not limited to, pepperoni, sausage, pepper, onions and gourmet toppings such as artichokes and sundried tomatoes. Tenant shall also have the right to sell at retail, as incidental to pizza, hot pasta, side salads served with an entree (but no more than 3 varieties of side salads at any one time), hot and cold Italian sandwiches (but not more than 3 varieties of sandwiches at any one time); coffee, tea, carbonated soft drinks in single-serving containers, and fruit drinks.

                  (G) "Annual Basic Rental" means an amount equal to the product of the following applicable figure multiplied by Tenant's Floor Area (subject to adjustment as provided in Section 5.1.):

                           Rental Years 1 - 2:                        $106.67
                           Rental Years 3 - 8:                        $116.00
                           Rental Years 9 - 10:                       $125.33

                  (H) "Annual Percentage Rental" means a sum equal to ten percent (10%) of the amount by which annual Gross Sales exceed the product of the following applicable figure multiplied by Tenant's Floor Area (the "Breakpoint"), subject to adjustment as provided in
                           Section 5.1.; provided, however, that in the event during the first or last Rental Year Tenant is not open for business for twelve (12) full months, the Breakpoint shall be an amount equal to the Breakpoint specified herein multiplied by a fraction, the numerator of which shall be the actual number of complete months during which Tenant was open for business during the Rental Year and the denominator of which shall be twelve (12):

                           Rental Years 1 - 2:                        $1,066.70
                           Rental Years 3 - 8:                        $1,160.00
                           Rental Years 9 - 10:                       $1,253.30

                  (I)      "Advance Rental" means the sum of $0.00. See Section
                           5.9.

                  (J) "HVAC Equipment Contribution Rate" means the sum of $2.00. See Schedule F.

                  (K)      Intentionally deleted.

                  (L) "Marketing Fund Contribution Rate" means the sum of $2.00. See Article XI. "Opening Contribution Rate" means the sum of $2.00. See Article XI

                  (M) "Sprinkler Contribution Rate" means the sum of $.25. See Section 12.3.

                  (N)      "Trash Removal Service". See Section 8.4.

                  (O)      Intentionally deleted.

                  (P)      "Tenant Notice Address" means

                           Boston Restaurant Associates
                           Attn:  George Chapdelaine, President
                           Stone Hill Corporate Center
                           999 Broadway
                           Suite 400
                           Saugus, MA 01906

                  (Q) "Tenant Trade Name" means PIZZERIA REGINA which Tenant represents it is entitled to use pursuant to all applicable laws.

                  (R) "Store Hours" means 10:00 A.M. to 9:30 P.M., Monday through Saturday; 12:00 NOON to 5:00 P.M. Sunday.

                  (S) "Restriction Area" means that geographic area within a radius of one (1) mile measured from the Premises.

                  (T) "Landlord's Floor Area" means the aggregate number of square feet of Landlord's leasable floor area in Landlord's Building (exclusive of Anchor Stores and exclusive of any building not structurally connected to the enclosed mall or not having an opening into the enclosed mall) which, with respect to any such floor area which has been leased to any rent-paying tenant, shall be determined in accordance with the provisions of any lease applicable thereto and which, with respect to any such floor area not so leased, shall consist of all such leasable floor area in Landlord's Building designed for the exclusive use and occupancy of rent-paying tenants, which shall exclude Common Areas, storage areas leased separately from retail areas, mezzanine areas and areas used for Landlord's management and promotion offices.

                           "Landlord's Qualifying Floor Area" means Landlord's Floor Area less the floor area contained in such tenants or tenants' premises as are designated from time to time by Landlord. For purposes of this Section, and calculation of Tenant's share of certain costs and expenses as provided in this Lease, the number of square feet contained in Landlord's Qualifying Floor Area may therefore be less than the number of square feet in Landlord's Floor Area.

                  (U) "Tenant's Floor Area" means the number of square feet contained in that portion of Landlord's Floor Area constituting the Premises which shall be measured (a) with respect to the front and rear width thereof, from the exterior face of the adjacent exterior or corridor wall or, if none, from the center of the demising partition, to the opposite exterior face of the adjacent exterior or corridor wall, or if none, to the center of the opposite demising partition, and
                           (b) with respect to the depth thereof, from the front lease line (as designated on the Lease Outline Drawings to be prepared by Landlord pursuant to Schedule B hereof with respect to the Premises, or pursuant to other leases, with respect to premises other than the Premises) to the exterior face of the rear exterior wall or corridor wall, or, if neither, to the center of the rear demising partition; and in no case shall there be any deduction for columns or other structural elements within any tenant's premises.

                  (V) "Common Areas" means those areas and facilities which may be furnished by Landlord or others in or near the Shopping Center Area for the non-exclusive general common use of tenants, Anchor Stores and other occupants of the Shopping Center, their officers, agents, employees and customers, including (without limitation) parking areas, access areas (other than public streets), employee parking areas, truckways, driveways. loading docks and areas, delivery passageways, package pick-up stations, sidewalks, interior and exterior pedestrian walkways and pedestrian bridges, malls, promenades, mezzanines, roofs, sprinklers, plazas, courts, ramps, common seating areas, landscaped and planted areas, retaining walls, balconies, stairways, escalators, elevators, bus stops, first-aid stations, sewage treatment facilities (if any) lighting facilities, comfort stations or rest rooms, civic center, meeting rooms, and other similar areas, facilities or improvements.

                  (W) "Default Rate" means an annual rate of interest equal to the lesser of (i) the maximum rate of interest for which Tenant may lawfully contract in the State in which the Shopping Center is located, or (ii) eighteen percent (18%).

                  (X) "Anchor Store" means any department or specialty store which either (i) occupies a floor area in excess of 50,000 square feet in the Shopping Center, or (ii) is designated an Anchor Store in a notice to that effect given by Landlord to Tenant.

                  (Y) "Tenant Operating Costs Contribution Rate" means the sum of $7.50. See Section 10.4.

Section 1.2.      Additional Defined Terms.

         The following additional terms are defined in the places in this Lease noted below:

                           Term                                       Section
                           ----                                       -------

                  "Additional Rental"                                     5.1
                  "Annual Marketing Fund Contribution"                   11.2
                  "Association"                                          11.1
                  "Casualty"                                             14.1
                  "Commencement Date"                                     3.1
                  "Consumer Price Index"                                 11.2
                  "Event of Default"                                     17.1
                  "Expansion Opening Contribution"                       11.2
                  "First Association Year"                               11.4
                  "Fund Year"                                            11.4

                           Term                                       Section
                           ----                                       -------


                  "Gross Sales"                                           5.5
                  "Hazardous Substance"                                   8.6
                  "Landlord's Operating Costs"                           10.5
                  "Liquidated Damages"                                   17.3
                  "Marketing Fund"                                      11.1.
                  "Mortgage"                                             18.2
                  "Mortgagee"                                            18.2
                  "Opening Contribution"                                 11.2
                  "Ready for Occupancy"                                   7.3
                  "Release"                                               8.6
                  "Rental"                                                5.1
                  "Rental Year"                                           5.4
                  "Taxes"                                                 6.1
                  "Tax Year"                                              6.3
                  "Term"                                                  3.1
                  "Termination Damages"                                  17.3
                  "Termination Date"                                      3.2

Section 1.3.      Attachments.

         The following documents are attached hereto, and such documents, as well as all drawings and documents prepared pursuant thereto, shall be deemed to be a part hereof:

                  Schedule "A"         -       Drawing of Shopping Center and Landlord's Building
                  Schedule "A-1"       -       Legal Description of Shopping Center Area
                  Schedule "A-2"       -       Legal Description of Shopping Center
                  Schedule "B"         -       Description of Landlord's Work and Tenant's Work
                  Schedule "C"         -       Design Criteria for Tenant Improvements
                  Schedule "D"         -       Form of Estoppel Certificate
                  Schedule "E"         -       Utility Consumption and Payment Schedule
                                       -       Tenant Heating, Ventilating and Air-Conditioning
                  Schedule "F"                 Schedule
                  Schedule "H"         -       Radon Gas


                                   ARTICLE II
                                    PREMISES
                                    --------

Section 2.1.      Demise.

         Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the Premises for the Term and at the Rental hereinafter described.

         Landlord warrants that it and no other person or corporation has the right to lease the Premises hereby demised, and that so long as Tenant is not in default hereunder, Tenant shall have peaceful and quiet use and possession of the Premises, subject to any Mortgage, and all matters of record or other agreements to which this Lease is or may hereafter be subordinated.

Section 2.2.      Measurement of Premises.

         Not later than one hundred twenty (120) days after the commencement of the Term, or within a reasonable time thereafter, Landlord shall measure the Premises in the manner provided for in Section 1.1.U. and shall give Tenant notice of the floor area so determined. The floor area stated in such notice shall be deemed to be Tenant's Floor Area for all purposes of this Lease unless, within ten (10) days after receipt of such notice, Tenant shall give Landlord notice that Tenant believes Landlord's measurement to be inaccurate and the reasons therefor, in which event Landlord shall cause its architect or engineer to make such measurement and certify the same to the parties. Tenant's Floor Area so certified shall be binding on the parties and shall be deemed to be Tenant's Floor Area for all purposes of this Lease.

                                   ARTICLE III
                                      TERM
                                      ----

Section 3.1.      Term.

         The Term shall commence on the earlier to occur of (a) the first day on which the Premises are "Ready for Occupancy" (as defined in Section 7.3.), or
(b) Tenant's opening of its business in the Premises (the "Commencement Date"), and shall be for the number of years and months set forth in Section 1.1.E., plus the part of a month, if any, from the Commencement Date through the last day of the month immediately prior to the first full calendar month in the Term. Landlord and Tenant agree, upon demand of the other, to execute a declaration setting forth the Commencement Date and Termination Date as soon as the Commencement Date has been determined.

Section 3.2.      Termination.

         This Lease shall terminate at the end of the Term (the "Termination Date") without the necessity of any notice from either Landlord or Tenant to terminate the same, and Tenant hereby waives notice to vacate or quit the Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of the Premises from a tenant holding over to the same extent as if statutory notice had been given. Tenant hereby agrees that if it fails to surrender the Premises at the end of the Term, or any renewal thereof, Tenant will be liable to Landlord for any and all damages which Landlord shall suffer by reason thereof, and Tenant will indemnify Landlord against all claims and demands made by any succeeding tenants against Landlord, founded upon delay by Landlord in delivering possession of the Premises to such succeeding tenant. For the period of three
(3) months prior to the expiration of the Term, Landlord shall have the right to display on the exterior of the

Premises a "For Rent" sign (not to exceed one foot by one foot in size) and during such period Landlord may show the Premises and all parts thereof to prospective tenants during normal business hours.

Section 3.3.      Holding Over.

         If Tenant shall be in possession of the Premises after the expiration of the Term, in the absence of any agreement extending the Term, the tenancy under this Lease shall become one from month to month terminable by either party on thirty (30) days' prior notice and shall be subject to all of the terms and conditions of this Lease as though the Term had been extended from month to month, except that (i) the Annual Basic Rental payable hereunder for each month during said holdover period shall be equal to twice the monthly installment of Annual Basic Rental payable during the last month of the Term, (ii) the installments of Annual Percentage Rental payable hereunder for each such month shall be equal to one-twelfth (1/12th) of the average Annual Percentage Rental payable hereunder for the last three (3) Rental Years of the Term, or if the Term is less than three (3) Rental Years, then such installments shall be equal to one-twelfth (1/12th) of the Annual Percentage Rental payable hereunder for the last complete Rental Year preceding expiration of the Term, and (iii) all Additional Rental payable hereunder shall be prorated for each month during such holdover period.

                                   ARTICLE IV
                                       USE
                                       ---

Section 4.1.      Prompt Occupancy and Use.

         Tenant shall occupy the Premises upon commencement of the Term and thereafter will continuously use the Premises for the Permitted Use and for no other purpose whatsoever; provided that, if the Premises are Ready for Occupancy prior to the Grand Opening Date, Landlord may require Tenant to defer its opening for business until the Grand Opening Date, in which event Tenant shall not be required to pay any Rental until it is permitted to open for business.

Section 4.2.      Storage and Office Areas.

         Tenant shall use only such minor portions of the Premises for storage and office purposes as are reasonably required therefor.

Section 4.3.      Tenant Trade Name.

         Unless otherwise approved by Landlord, Tenant shall conduct business in the Premises only in the Tenant Trade Name.

Section 4.4.      Store Hours.

         Tenant shall cause its business to be conducted and operated in good faith and in such manner as shall assure the transaction of a maximum volume of business in and at the Premises. Tenant covenants and agrees that the Premises shall remain open for business at least during the Store Hours or such other hours as shall be seasonally adjusted by Landlord. If Tenant shall fail to cause its business to be operated during the hours required by the preceding sentence, or as otherwise required by Landlord, in addition to any other remedy available to Landlord under this Lease, Tenant shall pay to Landlord. as liquidated damages for such breach, a sum equal to One Hundred Dollars ($100.00) for each hour or portion thereof during which Tenant shall fail to so operate.

         If Tenant shall request Landlord's approval of the opening of the Premises for business for periods exceeding those designated above and Landlord shall approve such request, Tenant shall pay for any additional costs incurred by Landlord in connection with Tenant's opening the Premises for business during such additional hours, including but not limited to, a proportionate share of any additional amounts of Landlord's Operating Costs, additional costs of heating, ventilating and air-conditioning the Premises, and additional utilities furnished to the Premises by Landlord.

                                    ARTICLE V
                                     RENTAL
                                     ------

Section 5.1.      Rentals Payable.

         Tenant covenants and agrees to pay to Landlord as rental ("Rental") for the Premises, the following:

                  (a)      the Annual Basic Rental specified in clause G of
                           Section 1.1.; plus

                  (b)      the Annual Percentage Rental specified in clause H of
                           Section 1.1.; plus

                  (c) all additional sums, charges or amounts of whatever nature to be paid by Tenant to Landlord in accordance with the provisions of this Lease, whether or not such sums, charges or amounts are referred to as additional rental (collectively referred to as "Additional Rental");

provided, however, that the Annual Basic Rental and the minimum amount of Gross Sales utilized in the computation of Annual Percentage Rental shall be adjusted proportionately for any Rental Year of more or less than twelve (12) calendar months.

Section 5.2.      Annual Basic Rental.

         Annual Basic Rental shall be payable in equal monthly installments in advance on the first day of each full calendar month during the Term, the first such payment to also include any prorated Annual Basic Rental for the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term.

Section 5.3.      Annual Percentage Rental.

         Annual Percentage Rental shall be determined and payable monthly on or before the fifteenth (15th) day following the close of each full calendar month during the Term, based on Gross Sales for the preceding calendar month. Monthly payments of Annual Percentage Rental shall be calculated by (a) dividing the product specified in clause H of Section 1.1. by twelve (12), (b) subtracting the quotient thus obtained from the amount of Gross Sales for the month in question, and (c) multiplying the difference thus obtained (if greater than zero) by the percentage specified in clause H of Section 1.1. The first monthly payment of Annual Percentage Rental due hereunder shall include prorated Annual Percentage Rental based on Gross Sales from the Commencement Date through the last day of the month immediately prior to the first full calendar month in the Term. As soon as practicable after the end of each Rental Year, the Annual Percentage Rental paid or payable for such Rental Year shall be adjusted between Landlord and Tenant, and each party hereby agrees to pay to the other, on demand, the amount of any excess or deficiency in Annual Percentage Rental paid by Tenant to Landlord during the preceding Rental Year as may be necessary to effect adjustment to the agreed Annual Percentage Rental.

Section 5.4.      "Rental Year" Defined.

         The first "Rental Year" shall commence on the first day of the Term and shall end at the close of the twelfth full calendar month following the commencement of the Term; thereafter, each Rental Year shall consist of successive periods of twelve calendar months. Any portion of the Term remaining at the end of the last full Rental Year shall constitute the final Rental Year and Rental shall be apportioned therefor.

Section 5.5.      "Gross Sales" Defined.

         "Gross Sales" means the actual sales prices or rentals of all goods, wares and merchandise sold, leased, licensed or delivered and the actual charges for all services performed by Tenant or by any subtenant, licensee or concessionaire in, at, from, or arising out of the use of the Premises, whether for wholesale, retail, cash, credit, trade-in or otherwise, without reserve or deduction for inability or failure to collect. Gross Sales shall include, without limitation, sales and services (a) where the orders therefor originate in, at, from, or arising out of the use of the Premises, whether delivery or performance is made from the Premises or from some other place, (b) made or performed by mail, telephone, or telegraph orders, (c) made or performed by means of mechanical or other vending devices in the Premises, or (d) which Tenant or any subtenant, licensee, concessionaire or other person in the normal and customary course of its business would credit or attribute to its operations in any part of the Premises. Any deposit not refunded shall be included in Gross Sales. Each installment or credit sale shall be treated as a sale for the full price in the month during which such sale is made, regardless of whether or when Tenant receives payment therefor. No franchise, occupancy or capital stock tax and no income or similar tax based on income or profits shall be deducted from Gross Sales.

         The following shall not be included in Gross Sales: (i) any exchange of merchandise between stores of Tenant where such exchange is made solely for the convenient operation of Tenant's business and not for the purpose of consummating a sale made in, at or from the Premises, or for the purpose of depriving Landlord of the benefit of a sale which would otherwise be made in or at the Premises, (ii) returns to shippers or manufacturers, (iii) cash or credit refunds to customers on transactions (not to exceed the actual selling price of the item returned) otherwise included in Gross Sales, (iv) sales of trade fixtures, machinery and equipment after use thereof in the conduct of Tenant's business, (v) amounts collected and paid by Tenant to any government for any sales or excise tax, and (vi) the amount of any discount on sales to employees.

Section 5.6.      Statements of Gross Sales.

         Tenant shall deliver to Landlord: (a) within ten (10) days after the close of each calendar month of the Term, a written report signed by Tenant or by an authorized officer or agent of Tenant, showing the Gross Sales made in the preceding calendar month and (b) within sixty (60) days after the close of each Rental Year a statement of Gross Sales for the preceding Rental Year which shall conform to and be in accordance with generally accepted accounting principles and Section 5.5. The annual statement shall be accompanied by the signed certificate of an independent Certified Public Accountant stating specifically that (i) he has examined the report of Gross Sales for the preceding Rental Year, (ii) his examination included such tests of Tenant's books and records as he considered necessary or appropriate under the circumstances, (iii) such report presents fairly the Gross Sales of the preceding Rental Year, and (iv) the Gross Sales conform with and are computed in compliance with the definition of Gross Sales contained in Section 5.5. hereof. If Tenant shall fail to deliver such annual statement and certificate to Landlord within said sixty (60) day period, Landlord shall have the right thereafter to employ an independent Certified Public Accountant to examine such books and records, including without limitation all records required by Section 5.7., as may be necessary to certify the amount of Tenant's Gross Sales for such Rental Year, and Tenant shall pay to Landlord the cost thereof as Additional Rental.

         If such audit shall disclose that Tenant's records, in the opinion of such independent Certified Public Accountant, are inadequate to disclose such Gross Sales, Landlord shall be entitled to collect, as Additional Rental, an equitable sum determined by such independent Certified Public Accountant but not exceeding fifty percent (50%) of the Annual Basic Rental payable by Tenant during the period in question.

Section 5.7.      Tenant's Records.

         For the purpose of permitting verification by Landlord of any amounts due as Rental, Tenant will (i) cause the business upon the Premises to be operated so that a duplicate sales slip, invoice or non-resettable cash register receipt, serially numbered, or such other device for recording sales as Landlord approves, shall be issued with each sale or transaction, whether for cash, credit or exchange, and (ii) preserve for at least three (3) years, and during the Term shall keep at the Tenant Notice Address or the Premises, a general ledger, required receipts and disbursement journals and such sales records and other supporting documentation, together with original or duplicate books and records, which shall disclose all information required to determine Tenant's Gross Sales and which shall conform to and be in accordance with generally accepted accounting principles. At any time or from time to time after advance notice to Tenant, Landlord or any Mortgagee, their agents and accountants, shall have the right during business hours to make any examination or audit of such books and records which Landlord or such Mortgagee may desire. If such audit shall disclose a liability in any Rental Year for Rental in excess of the Rental theretofore paid by Tenant for such period, Tenant shall promptly pay such liability. Should any such liability for Rental equal or exceed three percent (3 %) of Annual Percentage Rental previously paid for such Rental Year, or if such audit shall disclose that Tenant has underreported Gross Sales by five percent (5%) or more during any Rental Year, (a) Tenant shall promptly pay the cost of audit and interest at the Default Rate on all additional Annual Percentage Rental then payable, accounting from the date such additional Annual Percentage Rental was due and payable, and (b) an Event of Default shall be deemed to exist unless, within ten (10) days after Landlord shall have given Tenant notice of such liability, Tenant shall furnish Landlord with evidence satisfactorily demonstrating to Landlord that such liability for additional Annual Percentage Rental was the result of good faith error on Tenant's part. If such audit shall disclose that Tenant's records, in Landlord's opinion, are inadequate to accurately reflect Tenant's Gross Sales, Landlord shall have the right to retain a consultant to prepare and establish a proper recording system for the determination of Tenant's Gross Sales and Tenant agrees that it shall use the system, books and records prescribed by such consultant for such purpose. Tenant shall pay to Landlord, as Additional Rental, the fees and expenses of such consultant.

Section 5.8.      Payment of Rental.

         Tenant shall pay all Rental when due and payable, without any setoff, deduction or prior demand therefor whatsoever. Except as provided herein, Tenant shall not pay any Rental earlier than one (1) month in advance of the date on which it is due. If Tenant shall fail to pay any Rental within seven (7) days after the same is due, Tenant shall be obligated to pay a late payment charge equal to the greater of One Hundred Dollars ($100.00) or ten percent (10%) of any Rental payment not paid when due to reimburse Landlord for its additional administrative costs. In addition, any Rental which is not paid within seven (7) days after the same is due shall bear interest at the Default Rate from the first day due until paid. Any Additional Rental which shall become due shall be payable, unless otherwise provided herein, with the next installment of Annual Basic Rental. Rental and statements required of Tenant shall be paid and delivered to Landlord at the management office of Landlord in the Shopping Center Area during normal business hours, or at such other place as Landlord may from time to time designate in a notice to Tenant. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

Section 5.9.      Advance Rental.

         Upon execution of this Lease by Tenant, Tenant shall pay to Landlord the Advance Rental, the same to be held as security for the performance by Tenant of all obligations imposed under this Lease which Tenant is required to perform prior to the commencement of the Term. If Tenant shall faithfully perform all such obligations, then the Advance Rental shall be applied, pro tanto, by Landlord against the Rental first becoming due hereunder . Otherwise, Landlord shall be entitled to apply the Advance Rental, pro tanto, against any damages which it may sustain by reason of Tenant's failure to perform its obligations under this Lease, but such application shall not preclude Landlord from recovering greater damages if the same can be established.

Section 5.10.     Future Expansion.

         In the event that during the Term (i) additional Anchor Stores are constructed in the Shopping Center, or (ii) one or more expansions of Landlord's Building, each involving the addition of at least 50,000 square feet of Landlord's Floor Area, are constructed, then, upon the opening for business of each such additional Anchor Store or expansion of Landlord's Building, the Annual Basic Rental shall be increased by ten percent (10%) for each such Anchor Store or expansion opening and the Breakpoint shall be increased by a like percentage.

                                   ARTICLE VI
                                      TAXES
                                      -----

Section 6.1.      Tenant to Pay Proportionate Share of Taxes.

         Tenant shall pay in each Tax Year during the Term, as Additional Rental, a proportionate share of all amounts payable by Landlord with respect to real estate taxes, ad valorem taxes and assessments, general and special, taxes on real estate rental receipts, taxes on Landlord's gross receipts, or any other tax imposed upon or levied against real estate, or upon owners of real estate as such rather than persons generally, extraordinary as well as ordinary, foreseeable and unforeseeable, including taxes imposed on leasehold improvements which are assessed against Landlord, payable with respect to or allocable to the Shopping Center Area, including all land. Landlord's Building and all other buildings and improvements situated thereon, together with the reasonable cost (including fees of attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, and all of Landlord's reasonable administrative costs in relation to the foregoing, all of the above being collectively referred to herein as "Taxes". Tenant's proportionate share of Taxes shall be computed by multiplying the amount of such Taxes (less any contributions by Anchor Stores) by a fraction, the numerator of which shall be Tenant's Floor Area and the denominator of which shall be Landlord's Floor Area. For the Tax Year in which the Term commences or terminates, the provisions of this Section shall apply, but Tenant's liability for its proportionate share of any Taxes for such year shall be subject to a pro rata adjustment based upon the number of days of such Tax Year falling within the Term.

Section 6.2.      Payment of Proportionate Share of Taxes.

         Tenants proportionate share of Taxes shall be paid by Tenant in monthly installments in such amounts as are estimated and billed for each Tax Year during the Term by Landlord, each such installment being due on the first day of each calendar month. At any time during a Tax Year, Landlord may reestimate Tenant's proportionate share of Taxes and thereafter adjust Tenant's monthly installments payable during the Tax Year to reflect more accurately Tenant's proportionate share of Taxes. Within one hundred twenty (120) days after Landlord's receipt of tax bills for each Tax Year, or such reasonable (in Landlord's determination) time thereafter, Landlord will notify Tenant of the amount of Taxes for the Tax Year in question and the amount of Tenant's proportionate share thereof. Any overpayment or deficiency in Tenant's payment of its proportionate share of Taxes for each Tax Year shall be adjusted between Landlord and Tenant, and Landlord and Tenant hereby agree that Tenant shall pay Landlord or Landlord shall credit to Tenant's account (or, if such adjustment is at the end of the Term, Landlord shall pay Tenant), as the case may be, within fifteen (15) days of the aforesaid notice to Tenant, such amounts as may be necessary to effect such adjustment. Failure of Landlord to provide such notice within the time prescribed shall not relieve Tenant of its obligations hereunder
 . Notwithstanding the foregoing, if Landlord is required under law to pay Taxes in advance, Tenant agrees to pay Landlord, upon commencement of the Term of this Lease, an amount equal to Tenant's share of Taxes for the entire Tax Year in which the Term of this Lease commences, and in such event, at the termination of this Lease, Tenant shall be entitled to a refund of Taxes paid which are attributable to a period after this Lease expires.

Section 6.3.      "Tax Year" Defined.

         The term "Tax Year" means each twelve (12) month period (deemed, for the purpose of this Section, to have 365 days) established as the real estate tax year by the taxing authorities having lawful jurisdiction over the Shopping Center Area.

Section 6.4.      Taxes on Rental.

         In addition to Tenant's proportionate share of Taxes, Tenant shall pay to the appropriate agency any sales, excise and other taxes (not including, however, Landlord's income taxes) levied, imposed or assessed by the State in which the Shopping Center is situate or any political subdivision thereof or other taxing authority upon any Rental payable hereunder . Tenant shall also pay, prior to the time the same shall become delinquent or payable with penalty, all taxes imposed on its inventory, furniture, trade fixtures, apparatus, equipment, leasehold improvements installed by Tenant or by Landlord on behalf of Tenant (except to the extent such leasehold improvements shall be covered by Taxes referred to in Section 6.1.), and any other property of Tenant. Landlord may require that Tenant's leasehold improvements be separately assessed by the taxing authority.

                                   ARTICLE VII
                                  IMPROVEMENTS
                                  ------------

Section 7.1.      Landlord's Improvements.

         Subject to the provisions of Section 20.24. hereof, and subject to delays due to labor disputes, Acts of God or the public enemy, governmental regulations or controls, Casualty or other conditions or causes beyond its reasonable control, Landlord will, as promptly as possible, let contracts for the construction of the improvements in or about Landlord's Building which it is to construct or improve, as more particularly described in Schedule B.

Section 7.2.      Tenant's Improvements.

         Prior to the commencement of the Term, Tenant shall, at its sole cost and expense, (a) promptly initiate and diligently pursue the design of all improvements and other work to be performed by it pursuant to Schedule B on a schedule which in Landlord's reasonable judgment will permit Tenant to complete such improvements not later than ten (10) days prior to the Grand Opening Date with respect to the exterior of the Premises and not later than seven (7) days prior to the Grand Opening Date with respect to the interior of the Premises, and (b) promptly commence and diligently pursue the construction and completion of the Premises. Tenant will be permitted by Landlord to enter the Premises in accordance with Schedule B for the purpose of performing its obligations under Schedule B and for the purpose of installing its fixtures and other equipment, provided (a) Tenant shall have obtained Landlord's approval of the plans and specifications for such work, (b) Tenant shall have obtained a valid building permit for construction of its improvements, (c) Tenant shall have deposited with Landlord the policies or certificates of insurance required in Sections
13.3. and 13.4., and (d) Landlord shall have received full payment from Tenant for the Opening Contribution and for those items set forth in Section D of Schedule B. Tenant's activities shall be conducted so as not to unreasonably interfere with Landlord's construction activities. Tenant shall maintain the Premises in a clean and orderly condition during construction and merchandising. All trash which may accumulate in connection with Tenant's construction activities shall be deposited daily in dumpsters, provided by or for Landlord in the Shopping Center Area as more particularly described in Sections C and D of Schedule B. All trash which may accumulate in connection with Tenant's merchandising activities shall be contained within the Premises and deposited daily outside the storefront of the Premises. Landlord will remove such trash as more particularly described in Sections C and D of Schedule B. During such construction and merchandising period, Tenant shall perform all duties and obligations imposed by this Lease, including, without limitation, those provisions relating to insurance and indemnification, saving and excepting only the obligation to pay Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder), which obligation shall commence when the Term commences.

Section 7.3.      "Ready for Occupancy" Defined.

         The Premises shall be "Ready for Occupancy" as of the date on which the last of the following shall have occurred:

                  (a) Landlord shall have substantially completed all work to be performed by it pursuant to Schedule B which is necessary to permit Tenant to commence the work to be performed by it under Schedule B.

                  (b) For the purpose of this clause (a) of Section 7.3., the term "substantially completed" shall mean the date upon which Landlord has completed its work as set forth in Sections A and B of Schedule B to the extent, as determined by Landlord, that Tenant's contractor may commence the construction of Tenant's work as specified in Section C of Schedule B. Landlord will not be required to complete the balance of its work in the Premises until Tenant has commenced construction of Tenant's work and completed certain portions of said work designated by Landlord. Landlord will then reenter the Premises and complete its work;

                  (c) Sixty (60) calendar days shall have passed from the date Tenant shall have received Landlord's authorization to enter the Premises to complete the work to be performed by it pursuant to Schedule B and to fixture the Premises and otherwise make the Premises ready for opening for business;

                  (d) At least 4.5 automobile parking spaces for each 1,000 square feet of Landlord's Floor Area shall be available in the Shopping Center; and

                  (e) At least 145,000 square feet of Landlord's Floor Area in Landlord's Building, including the Premises but excluding Anchor Stores, shall have been substantially completed and turned over to tenants for finishing.

                  (f) An Anchor Store in the Shopping Center shall be substantially completed and open or ready to open for business.

Section 7.4.      Effect of Opening for Business.

         By opening the Premises for business, Tenant shall be deemed to have
(a) accepted the Premises, (b) acknowledged that the Premises are Ready for Occupancy hereunder, and (c) agreed that the obligations of Landlord under Schedule B have been fully performed.

Section 7.5.      Mechanic's Liens.

         No work performed by Tenant pursuant to this Lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises. Tenant shall place such contractual provisions as Landlord may request in all contracts and subcontracts for Tenant's improvements assuring Landlord that no mechanic's liens will be asserted against Landlord's interest in the Premises or the property of which the Premises are a part. Said contracts and subcontracts shall provide, among other things, the following: That notwithstanding anything in said contracts or subcontracts to the contrary, Tenant's contractors, subcontractors, suppliers and materialmen (hereinafter collectively referred to as "Contractors") will perform the work and/or furnish the required materials on the sole credit of Tenant; that no lien for labor or materials will be filed or claimed by the Contractors against Landlord's interest in the Premises or the property of which the Premises are a part; that the Contractors will immediately discharge any such lien filed by any of the Contractor's suppliers, laborers, materialmen or subcontractors; and that the Contractors will indemnify and save Landlord harmless from any and all costs and expenses, including reasonable attorneys' fees, suffered or incurred as a result of any such lien against Landlord's interest that may be filed or claimed in connection with or arising out of work undertaken by the Contractors. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its Contractors on or about the Premises. If any mechanic's or other liens shall at any time be filed against the Premises or the property of which the Premises are a part by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, and regardless of whether any such lien is asserted against the interest of Landlord or Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord, including reasonable attorneys' fees incurred by Landlord either in defending against such lien or in procuring the bonding or discharge of such lien, together with interest thereon at the Default Rate, shall be due and payable by Tenant to Landlord as Additional Rental.

Section 7.6.      Tenant's Leasehold Improvements and Trade Fixtures.

         All leasehold improvements (as distinguished from trade fixtures and apparatus) installed in the Premises at any time, whether by or on behalf of Tenant or by or on behalf of Landlord, shall not be removed from the Premises at any time, unless such removal is consented to in advance by Landlord; and at the expiration of this Lease (either on the Termination Date or upon such earlier termination as provided in this Lease), all such leasehold improvements shall be deemed to be part of the Premises, shall not be removed by Tenant when it vacates the Premises, and title thereto shall vest solely in Landlord without payment of any nature to Tenant.

         All trade fixtures and apparatus (as distinguished from leasehold improvements) owned by Tenant and installed in the Premises shall remain the property of Tenant and shall be removable at any time, including upon the expiration of the Term, provided Tenant shall not at such time be in default of any terms or covenants of this Lease, and provided further, that Tenant shall repair any damage to the Premises caused by the removal of said trade fixtures and apparatus and shall restore the Premises to substantially the same condition as existed prior to the installation of said trade fixtures and apparatus.

         To protect Landlord in the event Tenant defaults hereunder, Tenant hereby grants to Landlord a security interest in all goods, inventory, equipment, trade fixtures and all personal property belonging to Tenant which are or may be put into the Premises during the Term and all proceeds of the foregoing. Said security interest shall secure all amounts to be paid by Tenant to Landlord hereunder, including all costs of collection and other costs specified in Sections 17.2. and 17.3. hereof, and any other indebtedness of Tenant to Landlord. Tenant agrees to sign any financing statement or security agreement requested by Landlord in order to perfect such security interest. The lien granted hereunder shall be in addition to any Landlord's lien that may now or at any time hereafter be provided by law.

                                  ARTICLE VIII
                                   OPERATIONS
                                   ----------

Section 8.1.      Operations by Tenant.

         In regard to the use and occupancy of the Premises, Tenant will at its expense: (a) keep the inside and outside of all glass in the doors and windows of the Premises clean; (b) keep all exterior store surfaces of the Premises clean; (c) replace promptly any cracked or broken glass of the Premises with glass of like color, grade and quality; (d) maintain the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests; (e) keep any garbage, trash, rubbish or other refuse in rat-proof containers within the interior of the Premises until removed; (f) deposit such garbage, trash. rubbish and refuse on a daily basis in designated receptacles provided by Landlord; (g) keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises; (h) comply with all laws, ordinances, rules and regulations of governmental authorities and all reasonable recommendations of Landlord's casualty insurer(s) and other applicable insurance rating organization now or hereafter in effect; (i) light the show windows of the Premises and exterior signs and turn the same off to the extent required by Landlord; (j) keep in the Premises and maintain in good working order one (1) or more type 2A10BC dry chemical fire extinguisher(s); (k) comply with and observe all rules and regulations established by Landlord from time to time which apply generally to all retail tenants in the Shopping Center Area; (1) maintain sufficient and seasonal inventory and have sufficient number of personnel to maximize sales volume in the Premises; and (m) conduct its business in all respects in a dignified manner in accordance with high standards of store operation consistent with the quality of operation of the Shopping Center Area as determined by Landlord and provide an appropriate mercantile quality comparable with the entire Shopping Center.

         In regard to the use and occupancy of the Premises and the Common Areas, Tenant will not: (n) place or maintain any merchandise, signage, trash, refuse or other articles in any vestibule or entry of the Premises, on the footwalks or corridors adjacent thereto or elsewhere on the exterior of the Premises, nor obstruct any driveway, corridor, footwalk, parking area, mall or any other Common Areas; (o) use or permit the use of any objectionable advertising medium such as, without limitation, loudspeakers, phonographs, public address systems, sound amplifiers, reception of radio or television broadcasts within the Shopping Center, which is in any manner audible or visible outside of the Premises; (p) permit undue accumulations of or burn garbage, trash, rubbish or other refuse within or without the Premises; (q) cause or permit objectionable odors (in Landlord's opinion) to emanate or to be dispelled from the Premises; (r) solicit business in any Common Areas; (s) distribute handbills or other advertising matter in any Common Areas (including placing any of the same in or upon automobiles parked in the parking areas); (t) permit the parking of vehicles so as to interfere with the use of any driveway, corridor, footwalk, parking area, mall or other Common Areas; (u) receive or ship articles of any kind outside the designated loading areas for the Premises; (v) use the mall, corridor, or any other Common Areas adjacent to the Premises for the sale or display of any merchandise or for any other business, occupation or undertaking; (w) conduct or permit to be conducted any auction, fictitious fire sale, going out of business sale, bankruptcy sale (unless directed by a court order), or other similar type sale in or connected with the Premises (but this provision shall not restrict the absolute freedom of Tenant in determining its own selling prices, nor shall it preclude the conduct of periodic seasonal, promotional or clearance sales); (x) use or permit the use of any portion of the Premises in a manner which will be in violation of law, or for any activity of a type which is not generally considered appropriate for regional shopping centers conducted in accordance with good and generally accepted standards of operation;
(y) place a load upon any floor which exceeds the floor load which the floor was designed to carry; (z) operate its heating or air-conditioning in such a manner as to drain heat or air-conditioning from the Common Areas or from the premises of any other tenant or other occupant of the Shopping Center; (aa) use the Premises for any unlawful or illegal business, use or purpose, or for any business, use or purpose which is moral or disreputable (including without limitation "adult entertainment establishments" and "adult bookstores"), or which is hazardous, or in such manner as to constitute a nuisance of any kind (public or private), or for any purpose or in any way in violation of the certificates of occupancy (or other similar approvals of applicable governmental authorities).

         Tenant acknowledges that it is Landlord's intent that the Shopping Center Area be operated in a manner which is consistent with the highest standards of decency and morals prevailing in the community which it serves. Toward that end, Tenant agrees that it will not sell, distribute, display or offer for sale any item which, in Landlord's good faith judgment, is inconsistent with the quality of operation of the Shopping Center Area or may tend to injure or detract from the moral character or image of the Shopping Center Area within such community. Without limiting the generality of the foregoing, Tenant will not sell, distribute, display or offer for sale (i) any roach clip, water pipe, bong, coke spoon, cigarette papers, hypodermic syringe or other paraphernalia commonly used in the use or ingestion of illicit drugs, (ii) any pornographic, lewd, suggestive, or "adult" newspaper, book, magazine, film, picture, recording, representation or merchandise of any kind, or (iii) any handgun.

Section 8.2.      Signs and Advertising.

         Tenant will not place or suffer to be placed or maintained on the exterior of the Premises, or any part of the interior visible from the exterior thereof, any sign, banner, advertising matter or any other thing of any kind (including, without limitation, any hand-lettered advertising), and will not place or maintain any decoration, letter or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's approval. Tenant will, at its sole cost and expense, maintain such sign, banner, decoration, lettering, advertising matter or other thing as may be permitted hereunder in good condition and repair at all times.

Section 8.3.      Painting and Displays by Tenant.

         Tenant will not paint or decorate any part of the exterior of the Premises, or any part of the interior of the Premises visible from the exterior thereof, without first obtaining Landlord's approval. Tenant will install and maintain at all times, subject to the other provisions of this Section, displays of merchandise in the show windows (if any) of the Premises. All articles, and the arrangement, style, color and general appearance thereof, in the interior of the Premises including, without limitation, window displays, advertising matter, signs, merchandise and store fixtures, shall be in keeping with the character and standards of the improvements within the Shopping Center, as determined by Landlord. Landlord reserves the right to require Tenant to correct any non-conformity.

Section 8.4.      Trash Removal Service.

         At its option, Landlord may furnish (or authorize others to furnish) a service for the removal of trash from receptacles designated by Landlord for the daily deposit by Tenant of its garbage, trash, rubbish or other refuse, and, if it shall do so, then in each Rental Year, at Landlord's election, Tenant shall either (i) reimburse Landlord monthly, as Additional Rental, for all costs incurred by Landlord in furnishing such service, or (ii) pay Landlord the Trash Removal Service Charge, if any, set forth in clause N of Section 1.1. in twelve
(12) equal monthly installments, subject to adjustments reflecting any increase in Landlord's cost and expense in furnishing such trash removal service, or
(iii) pay directly such person, firm or corporation authorized by Landlord to provide such trash removal service; provided, however, that all amounts which Tenant is obligated to pay to Landlord pursuant to clause (i) or (ii) above shall not exceed the amounts which Tenant would otherwise be obligated to pay directly to the same independent contractor utilized by Landlord for the removal of Tenant's trash, if Tenant were dealing with such contractor at arm's length for trash removal services for the Premises.

Section 8.5.      Permitted Use Disclaimer.

         Nothing contained in this Lease shall be construed to indicate any intent or attempt on the part of Landlord to restrict the price or prices at which Tenant may sell any goods or services permitted to be sold at or from the Premises pursuant to this Lease.

Section 8.6.      Hazardous Substances.

         Tenant shall not use or allow the Premises to be used for the Release, storage, use, treatment, disposal or other handling of any Hazardous Substance, without the prior consent of Landlord. The term "Release" shall have the same meaning as is ascribed to it in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., as amended ("CERCLA"). The term "Hazardous Substance" means (i) any substance defined as a "hazardous substance" under CERCLA, (ii) petroleum, petroleum products, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas, and (iii) any other substance or material deemed to be hazardous, dangerous, toxic, or a pollutant under any federal, state or local law, code, ordinance or regulation.

         Tenant shall: (a) give prior notice to Landlord of any activity or operation to be conducted by Tenant at the Premises which involves the Release, use, handling, generation, treatment, storage, or disposal of any Hazardous Substance ("Tenant's Hazardous Substance Activity"), (b) comply with all federal, state, and local laws, codes, ordinances, regulations, permits and licensing conditions governing the Release, discharge, emission, or disposal of any Hazardous Substance and prescribing methods for or other limitations on storing, handling, or otherwise managing Hazardous Substances, (c) at its own expense, promptly contain and remediate any Release of Hazardous Substances arising from or related to Tenants Hazardous Substance Activity in the Premises, Landlord's Building, the Shopping Center, the Shopping Center Area or the environment and remediate and pay for any resultant damage to property, persons, and/or the environment, (d) give prompt notice to Landlord, and all appropriate regulatory authorities, of any Release of any Hazardous Substance in the Premises, Landlord's Building, the Shopping Center, the Shopping Center Area or the environment arising from or related to Tenants Hazardous Substance Activity, which Release is not made pursuant to and in conformance with the terms of any permit or license duly issued by appropriate governmental authorities, any such notice to include a description of measures taken or proposed to be taken by Tenant to contain and remediate the Release and any resultant damage to properly, persons, or the environment, (e) at Landlord's request, which shall not be more frequent than once per calendar year, retain an independent engineer or other qualified consultant or expert acceptable to Landlord, to conduct, at Tenants expense, an environmental audit of the Premises and immediate surrounding areas, and the scope of work to be performed by such engineer, consultant, or expert shall be approved in advance by Landlord, and all of the engineer's, consultant's, or expert's work product shall be made available to Landlord, (f) at Landlord's request from time to time, execute affidavits, representations and the like concerning Tenant's best knowledge and belief regarding the presence of Hazardous Substances in the Premises, (g) reimburse to Landlord, upon demand, the reasonable cost of any testing for the purpose of ascertaining if there has been any Release of Hazardous Substances in the Premises, if such testing is required by any governmental agency or Landlord's Mortgagee, (h) upon expiration or termination of this Lease, surrender the Premises to Landlord free from the presence and contamination of any Hazardous Substance.

                                   ARTICLE IX
                             REPAIRS AND ALTERATIONS
                             -----------------------

Section 9.1.      Repairs to be Made by Landlord.

         Landlord, at its expense, will make, or cause to be made structural repairs to exterior walls, structural columns, roof penetrations and structural floors which collectively enclose the Premises (excluding, however, all doors, door frames, storefronts, windows and glass); provided Tenant shall give Landlord notice of the necessity for such repairs.

Section 9.2.      Repairs to be Made by Tenant.

         All repairs to the Premises or any installations, equipment or facilities therein, other than those repairs required to be made by Landlord pursuant to Sections 9.1., 12.3. and 14.1., shall be made by Tenant at its expense. Without limiting the generality of the foregoing, Tenant will keep the interior of the Premises, together with all electrical, plumbing and other mechanical installations therein and (if and to the extent provided in Schedule
F) the heating, ventilating and air-conditioning system installed by Tenant in the Premises, in good order and repair, and will make all replacements from time to time required thereto at its expense. Tenant will surrender the Premises at the expiration of the Term or at such other time as it may vacate the Premises in as good condition as when received, excepting depreciation caused by ordinary wear and tear, damage by Casualty, unavoidable accident or Act of God. Tenant will not overload the electrical wiring serving the Premises or within the Premises, and will install at its expense, subject to the provisions of Section 9.4., any additional electrical wiring which may be required in connection with Tenant's apparatus. Any damage or injury sustained by any person because of mechanical, electrical, plumbing or any other equipment or installations, whose maintenance and repair shall be the responsibility of Tenant, shall be paid for by Tenant, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against all claims, actions, damages and liability in connection therewith, including, but not limited to attorneys' and other professional fees, and any other cost which Landlord might reasonably incur.

Section 9.3.      Damage to Premises.

         Tenant will repair promptly at its expense any damage to the Premises and, upon demand, shall reimburse Landlord (as Additional Rental) for the cost of the repair of any damage elsewhere in the Shopping Center, caused by or arising from the installation or removal of property in or from the Premises, regardless of fault or by whom such damage shall be caused (unless caused by Landlord, its agents, employees or contractors). If Tenant shall fail to commence such repairs within five (5) days after notice to do so from Landlord, Landlord may make or cause the same to be made, and Tenant agrees to pay to Landlord promptly upon Landlord's demand, as Additional Rental, the cost thereof with interest thereon at the Default Rate until paid.

Section 9.4.      Alterations by Tenant.

         Tenant will not make any alterations, renovations, improvements or other installations in, on or to any part of the Premises (including, without limitation, any alterations of the storefront, signs, structural alterations, or any cutting or drilling into any part of the Premises or any securing of any fixture, apparatus, or equipment of any kind to any part of the Premises) unless and until Tenant shall have caused plans and specifications therefor to have been prepared, at Tenant's expense, by an architect or other duly qualified person and shall have obtained Landlord's approval thereof. If such approval is granted, Tenant shall cause the work described in .such plans and specifications to be performed, at its expense, promptly, efficiently, competently and in a good and workmanlike manner by duly qualified and licensed persons or entities, using first grade materials, without interference with or disruption to the operations of tenants or other occupants of the Shopping Center. All such work shall comply with all applicable codes, rules, regulations and ordinances.

Section 9.5.      Changes and Additions to Shopping Center.

         Landlord reserves the right at any time and from time to time, to (a) make or permit changes or revisions in the plan for the Shopping Center or the Shopping Center Area including additions to, subtractions from, rearrangements of, alterations of, modifications of, or supplements to, the building areas, walkways, driveways, parking areas, or other Common Areas, (b) construct improvements in Landlord's Building and the Shopping Center Area and make alterations thereof or additions thereto and build additional stories on or in any such building(s) and build adjoining same, including (without limitation) kiosks, pushcans and other displays in the Common Areas, and (c) make or permit changes or revisions in the Shopping Center or the Shopping Center Area, including additions thereto, and to convey portions of the Shopping Center Area to others for the purpose of constructing thereon other buildings or improvements, including additions thereto and alterations thereof; provided, however, that no such changes, rearrangements or other construction shall reduce the parking areas below the number of parking spaces required by law.

Section 9.6.      Roof and Walls.

         Landlord shall have the exclusive right to use all or any part of the roof of the Premises for any purpose; to erect additional stories or other structures over all or any part of the Premises; to erect in connection with the construction thereof temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the Premises shall not be denied; and to install, maintain, use, repair and replace within the Premises pipes, ducts, conduits, wires and all other mechanical equipment serving other parts of the Shopping Center Area, the same to be in locations within the Premises as will not unreasonably deny Tenant's use thereof. Landlord may make any use it desires of the side or rear walls of the Premises or other structural elements of the Premises (including, without limitation, free-standing columns and footings for all columns), provided that such use shall not encroach on the interior of the Premises unless (i) all work carried on by Landlord with respect to such encroachment shall be done during hours when the Premises are not open for business and otherwise shall be carried out in such a manner as not to unreasonably interfere with Tenant's operations in the Premises, (ii) Landlord, at its expense, shall provide any security services to the Premises required by such work, and (iii) Landlord, at its expense, shall repair all damage to the Premises resulting from such work.

                                    ARTICLE X
                                  COMMON AREAS
                                  ------------

Section 10.1.     Use of Common Areas.

         Landlord grants to Tenant and its agents, employees and customers, a non-exclusive license to use the Common Areas in common with others during the Term, subject to the exclusive control and management thereof at all times by Landlord or others and subject, further, to the rights of Landlord set forth in Sections 9.5. and 10.2.

Section 10.2.     Management and Operation of Common Areas.

         Landlord will operate, manage, secure, insure and maintain, or will cause to be operated, managed, secured, insured and maintained, the Common Areas in a manner deemed by Landlord to be reasonable and appropriate and in the best interests of the Shopping Center and as are reasonably required for the operation of a first class shopping center. Landlord will have the right (i) to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas; (ii) to enter into, modify and terminate easement and other agreements pertaining to the use and maintenance of the Common Areas; (iii) to close all or any portion of the Common Areas to such extent as may, in the opinion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein; (iv) to close temporarily any or all portions of the Common Areas; and (v) to do and perform such other acts in and to said areas and improvements as, in the exercise of good business judgment, Landlord shall determine to be advisable.

Section 10.3.     Employee Parking Areas.

         Tenant and its employees shall park their cars only in such areas designated for that purpose by Landlord. Upon request by Landlord, Tenant shall furnish Landlord with State automobile license numbers assigned to Tenant's car or cars and cars used by its employees and shall thereafter notify Landlord of any changes in such information within five (5) days after such changes occur. If Tenant or its employees shall fail to park their cars in the designated parking areas, then, without limiting any other remedy which Landlord may pursue in the event of Tenants default, Landlord, after giving notice to Tenant, shall have the right to charge Tenant, as Additional Rental, the sum of Ten Dollars ($10.00) per day per car parked in violation of the provisions of this Section. Tenant shall notify its employees in writing of the provisions of this Section.

Section 10.4.     Tenant's Contribution to Landlord's Operating Costs.

         Tenant will pay Landlord, as Additional Rental, as Tenant's agreed contribution toward Landlord's Operating Costs, an amount calculated as follows:

                  (a) In the period from the Commencement Date through the end of the initial calendar year of the Term, Tenant shall pay to Landlord on the first day of each calendar month an amount determined by (i) multiplying Tenant's Operating Costs Contribution Rate set forth in Section 1.1.Y. by Tenant's Floor Area (the "Initial Operating Costs Contribution"), and (ii) dividing the product thus obtained by twelve (12), the first such payment to include also any prorated amount for the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term.

                  (b) In the succeeding calendar year of the Term, Tenant shall pay to Landlord on the first day of each calendar month an amount (the "Annual Operating Costs Contribution") determined by adjusting the Initial Operating Costs Contribution by the greater of (i) four percent (4%) or (ii) the increase in the Consumer Price index for All Urban Consumers (U.S. City Average) published by the Bureau of Labor Statistics of the United States Department of Labor (the "Consumer Price Index") for the December immediately prior to the year for which the adjustment is being made as compared to the December Consumer Price Index reported for the preceding year. In each subsequent year, Tenant's Annual Operating Costs Contribution shall be an amount equal to Tenant's Annual Operating Costs Contribution for the prior calendar year adjusted by the greater of (i) 4% or (ii) the Consumer Price Index for the December immediately prior to the year for which the adjustment is being made as compared to the December Consumer Price Index reported for the preceding year. The Annual Operating Costs Contribution shall be paid by Tenant in twelve (12) equal monthly installments, in advance, on the first day of each calendar month.

         If during the Term the Consumer Price Index is changed or discontinued, Landlord shall choose a comparable index, formula or other means of measurement of the relative purchasing power of the dollar and such substitute index, formula or other means shall be utilized in place of the Consumer Price Index as it had been originally designated in this Lease.

Section 10.5.     Landlord's Operating Costs.

         The term "Landlord's Operating Costs" means all costs and expenses incurred by or on behalf of Landlord in operating, managing, insuring, securing and maintaining the Common Areas pursuant to Section 10.2., but does not include any costs or expenses which Tenant is otherwise specifically required to pay pursuant to this Lease.

Section 10.6. Mall Heating, Ventilating and Air-Conditioning Equipment Contribution Rate.

         In each Rental Year, Tenant shall pay Landlord annually (in twelve (12) equal monthly installments together with the Annual Basic Rental), as Additional Rental, an amount (the "Mall Heating, Ventilating and Air-Conditioning Equipment Contribution") determined by multiplying the Mall Heating, Ventilating and Air-Conditioning Equipment Contribution Rate by Tenant's Floor Area.

Section 10.7.     Renovation or Expansion of Common Areas.

         If, during the Term, the Common Areas, or any part thereof, are expanded or renovated to the extent that Landlord's Improvement Costs incurred in connection therewith exceed a sum equal to Twenty Dollars ($20.00) per square foot of Landlord's Floor Area, the Annual Basic Rental and the dollar amount set forth in clause H of Section 1.1 each shall be increased by ten percent (10%) thereof for each such expansion or renovation effective as of the date on which Landlord delivers to Tenant a notice that Landlord has incurred such costs. The term "Landlord's Improvement Costs" means all direct and indirect costs and expenses incurred by Landlord and properly allocated to the construction and development of capital improvements to the Common Areas, but not including any cost or expense included in Landlord's Operating Costs. Upon reasonable notice, Landlord shall make available for Tenant's inspection (which inspection shall be at Tenant's sole cost and expense) at Landlord's office, during normal business hours, Landlord's records relating to Landlord's Improvement Costs as to which any such notice shall have been delivered.

                                   ARTICLE XI
                                 MARKETING FUND
                                 --------------

Section 11.1.     Marketing Fund.

         On or before the Grand Opening Date of Landlord's Building, a special fund for promoting the Shopping Center will be established ("Marketing Fund"). The Marketing Fund shall be used by Landlord in its sole discretion to pay the costs and expenses associated with the formulation and carrying out of an ongoing program for the marketing of the Shopping Center, which program may include, without limitation, special events, shows, displays, signs, marquees, decor, seasonal events, institutional advertising for the Shopping Center, promotional literature and other activities within the Shopping Center designed to attract customers. In addition, Landlord may use the Marketing Fund to defray the costs of administration of the Marketing Fund including (without limitation) the salary of a marketing administrator and related personnel (whether or not located onsite), rent and insurance. In marketing the Shopping Center, Landlord shall have the right to name Tenant's store in the Shopping Center.

Section 11.2.     Tenant's Contribution to Marketing Fund.

                  (a) Tenant shall pay to Landlord in each Rental Year of the Term an amount (the "Annual Marketing Fund Contribution") determined by multiplying the Marketing Fund Contribution Rate, as set forth in Section 1.1.L., by Tenant's Floor Area. The Annual Marketing Fund Contribution shall be paid by Tenant in twelve (12) equal monthly installments in advance on the first day of each calendar month. The Annual Marketing Fund Contribution shall be adjusted annually, as of the first day of each Fund Year during the Term, in that proportion which the Consumer Price Index for All Urban Consumers (U.S. City Average) of the United States Bureau of Labor Statistics ('Consumer Price Index') most recently reported as of such adjustment date bears to the Consumer Price Index most recently reported as of the January 1 preceding the commencement of the Term, all such adjustments to be apportioned for fractional years.

         If during the Term the Consumer Price Index is changed or discontinued, Landlord shall apply a comparable index, formula or other means of measurement of the relative purchasing power of the dollar and such substitute index, formula or other means shall be utilized in place of the Consumer Price Index as if it had been originally designated in this Lease.

                  (b) If, following the Grand Opening Date, the Shopping Center shall be expanded by adding floor area equal to more than ten percent (10%) of Landlord's Floor Area on the Grand Opening Date, Tenant shall pay to Landlord a one-time charge for each such expansion (the "Expansion Opening Marketing Contribution") determined by (i) multiplying Tenant's Floor Area by the average rate per square foot of all Marketing Fund Contributions which tenants in the expansion area shall become obligated pursuant to their respective leases to make to Landlord with respect to promotion and advertising of the opening of such expansion for business, and (ii) dividing the product thus obtained by two
(2).

                  (c) Prior to the date on which Tenant commences construction in the Premises, Tenant shall pay Landlord an additional amount (the "Opening Contribution") determined by multiplying the Opening Contribution Rate set forth in Section 1.1.L by Tenant's Floor Area.

Section 11.3.     Landlord's Contribution to Marketing Fund.

         Each Fund Year, Landlord shall-contribute to the Marketing Fund an amount equal to fifteen percent (15%) of the aggregate contributions made by the other contributors to the Marketing Fund for such period.

Section 11.4.     "First Fund Year" and "Fund Year" Defined.

         "First Fund Year" shall mean the period commencing on the first day of the Term and terminating on the second succeeding December 31. "Fund Year" means each successive period of twelve (12) months commencing with January 1.

                                   ARTICLE XII
                                    UTILITIES
                                    ---------

Section 12.1.     Water, Electricity, Telephone and Sanitary Sewer.

         Landlord will provide, or cause to be provided, at points in or near the Premises the facilities necessary to enable Tenant to obtain for the Premises water, electricity, telephone and sanitary sewer service. Schedule E sets forth those utilities for which service shall be provided to the Premises by Landlord, if any, as well as the manner in which charges for their consumption shall be determined and paid by Tenant. Unless otherwise provided in Schedule E, Landlord shall not be responsible for providing any utility service to the Premises, nor for providing meters or other devices for the measurement of utilities supplied to the Premises, and Tenant shall arrange for the furnishing to the Premises of such utility services as it may require, as well as for the installation of all such meters or other devices. Tenant shall be solely responsible for and shall promptly pay, as and when the same become due and payable, all charges for water, sewer, electricity, gas, telephone and any other utility used or consumed in the Premises and supplied by a public utility or public authority or any other person, firm or corporation. including Landlord, supplying the same.

         If Schedule E does not provide that Landlord will supply electricity to the Premises, Landlord shall have the option, exercisable at any time and from time to time during the Term, to supply electricity to the Premises. If Landlord shall elect to supply electricity to the Premises, Tenant will purchase its requirements for such service tendered by Landlord, and Tenant will pay Landlord, within ten (10) days after mailing by Landlord to Tenant of statements therefor, at the applicable rates determined by Landlord from time to time which Landlord agrees shall be reasonable and not be in excess of the public utility rates for the same service, if applicable, but in no event less than Landlord's actual cost. If Landlord so elects to supply electricity, Tenant shall execute and deliver to Landlord, within ten (10) days after request therefor, any documentation reasonably required by Landlord to effect such change in the method of furnishing of electricity.

         Landlord, in its sole discretion, shall have the right, from time to time, to alter the method and source of supply to the Premises of electricity or any other utility, and Tenant agrees to execute and deliver to Landlord such documentation as may be required to effect such alteration; provided, however, that Tenant shall not be required to bear any portion of the cost of such alteration or to incur any additional financial obligation as a result of such alteration, other than as provided in Schedule E.

         Tenant shall not at any time overburden or exceed the capacity of the mains, feeders, ducts, conduits, or other facilities by which such utilities are supplied to, distributed in or serve the Premises. If Tenant desires to install any equipment which shall require additional utility facilities or utility facilities of a greater capacity than the facilities provided by Landlord, such installation shall be subject to Landlord's prior approval of Tenant's plans and specifications therefor. If such installation is approved by Landlord and if Landlord provides such additional facilities to accommodate Tenant's installation, Tenant agrees to pay Landlord, on demand, the cost for providing such additional utility facilities or utility facilities of greater capacity.

Section 12.2.     Heating. Ventilating and Air-Conditioning.

         Schedule F entitled "Tenant Heating, Ventilating and Air-Conditioning" specifies the obligations of Landlord and Tenant (other than those obligations set forth in Article X) regarding the heating, ventilating, and air-conditioning equipment and system serving the Premises or the Shopping Center Area and the energy required to operate the heating, ventilating and air-conditioning equipment serving the Premises. Tenant covenants and agrees to pay to Landlord, as Additional Rental and in the same manner as Annual Basic Rental is payable, all charges as the same may be adjusted from time to time, as more particularly set forth in said Schedule F.

         Landlord, in its sole discretion, shall have the right, from time to time, to alter the heating, ventilating and air-conditioning systems and equipment serving the Shopping Center, or any part thereof, and Tenant agrees to execute and deliver to Landlord such documentation as may be required to effect such alteration, provided, however, that Tenant shall not be required to bear any portion of the cost of such alteration or to incur any additional financial obligation as a result of such alteration.

         Tenant shall not at any time overburden or exceed the capacity of the heating, ventilating and air-conditioning systems and equipment serving the Premises. If Tenant desires any additional equipment or revision of the design of the existing equipment, or if Landlord deems it necessary, because of internal loading causing the temperature in the Premises to exceed the temperature in the Common Areas, to install any additional equipment or revise the design of the existing equipment, such additional equipment or revised design shall be subject to Landlord's prior approval of Tenant's plans and specifications therefor and shall be at Tenant's sole cost and expense. If such additional equipment or revised design is approved by Landlord and if Landlord provides such additional equipment or revised design, Tenant agrees to pay Landlord, on demand, the cost for providing such additional equipment or revised design.

Section 12.3.     Fire Protection Sprinkler System.

         Landlord shall provide, install, repair and maintain, or cause to be provided, installed, repaired and maintained, a fire protection sprinkler system in the Premises (as more specifically described in Schedule B, if this Lease includes a Schedule B) which system shall remain the property of Landlord. Tenant shall pay Landlord, as Additional Rental, for providing such fire protection sprinkler system, an annual amount determined by multiplying the Sprinkler Contribution Rate by Tenant's Floor Area, said annual sum to be payable in twelve (12) equal monthly installments, in advance on the first day of each calendar month. Any modifications or additions to the sprinkler system, whether required as a result of the improvements to be made to the Premises or requested by Tenant after commencement of the Term, shall be made by Landlord at Tenant's cost and expense (after agreement between Landlord and Tenant on a price for such work) or, at Landlord's election, shall be made by Tenant (at its cost and expense), provided Tenant utilizes a licensed contractor approved by Landlord for such purpose.

Section 12.4.     Discontinuances and Interruptions of Utility Services.

         Landlord reserves the right to cut off and discontinue, upon notice to Tenant, furnishing any heating, ventilation, air-conditioning or Other utility services furnished by Landlord at any time when Tenant has failed to pay when due any amount (whether as Rental or otherwise) due under this Lease. Landlord shall not be liable for any damages resulting from or arising out of any such discontinuance and the same shall not constitute a termination of this Lease or an eviction of Tenant. Landlord shall not be liable to Tenant in damages or otherwise (i) if any utility shall become unavailable from any public utility company, public authority or any other person or entity (including Landlord) supplying or distributing such utility, or (ii) for any interruption in any utility service (including, without limitation, any heating, ventilation, air-conditioning or sprinkler) caused by the making of any necessary repairs or improvements or by any cause beyond Landlord's reasonable control, and the same shall not constitute a termination of this Lease or an eviction of Tenant.

                                  ARTICLE XIII
                             INDEMNITY AND INSURANCE
                             -----------------------

Section 13.1.     Indemnities.

         To the extent permitted by law, Tenant shall and does hereby indemnify Landlord and agrees to save it harmless and, at Landlord's option, defend it from and against any and all claims, actions, damages, liabilities and expenses (including attorneys' and other professional fees) judgments, settlement payments, and fines paid, incurred or suffered by Landlord in connection with loss of life, personal injury and/or damage to property or the environment suffered by third parties arising from or out of the occupancy or use by Tenant of the Premises or any part thereof or any other part of the Shopping Center, occasioned wholly or in part by any act or omission of Tenant, its officers, agents, contractors, employees or invitees, or arising, directly or indirectly, wholly or in part from any conduct, activity, act, omission, or operation involving the use, handling, generation, treatment, storage, disposal, other management or Release of any Hazardous Substance in, from or to the Premises, whether or not Tenant may have acted negligently with respect to such Hazardous Substance. Tenant's obligations pursuant to this Section shall survive any termination of this Lease with respect to any act, omission or occurrence which took place prior to such termination.

         To the extent permitted by law, Landlord shall and does hereby indemnify Tenant and agrees to save it harmless from and against any and all claims, actions, damages, liabilities and expenses (including attorneys' and other professional fees) in connection with loss of life, personal injury and/or damage to property suffered by third parties arising from or out of the use of any portion of the Common Areas by Landlord, occasioned wholly or in part by any act or omission of Landlord, its officers, agents, contractors or employees.

Section 13.2.     Landlord Not Responsible for Acts of Others.

         Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage which may be occasioned by or through the acts or omissions of persons occupying space adjoining the Premises or any part of the premises adjacent to or connecting with the Premises or any other part of the Shopping Center, or otherwise, or for any loss or damage resulting to Tenant, or those claiming by, through or under Tenant. or its or their property, from the breaking. bursting, stoppage or leaking of electrical cable and wires, or water, gas. sewer or steam pipes. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, and to use such other portions of the Shopping Center as Tenant is herein given the right to use, at Tenant's own risk.

Section 13.3.     Tenant's Insurance.

         At all times on and after delivery of the Premises to Tenant, Tenant will carry and maintain, at its expense, a non-deductible:

          (a) commercial general liability insurance policy, including (but not limited to) insurance against assumed or contractual liability under this Lease with respect to liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, to afford protection with respect to personal injury, death or property damage of not less than Two Million Dollars ($2,000,000) per occurrence combined single limit/Four Million Dollars ($4,000,000) general aggregate (but not less than $2,000,000 per location aggregate);

          (b) all-risks property and casualty insurance policy, including theft coverage, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's personal property in the Premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease) and all leasehold improvements installed in the Premises by or on behalf of Tenant;

          (c) comprehensive boiler and machinery equipment policy, including electrical apparatus, if applicable; and

          (d) if and to the extent required by law, worker's compensation insurance policy or similar insurance in form and amounts required by law.

Section 13.4.     Tenant's Contractor's Insurance.

         Tenant shall require any contractor of Tenant performing work on the Premises to carry and maintain, at no expense to Landlord, a non-deductible:

          (a) commercial general liability insurance policy, including (but not limited to) contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection, with respect to personal injury, death or property damage of not less than Three Million Dollars ($3,000,000) per occurrence combined single limit/Five Million Dollars ($5,000,000) general aggregate (but not less than $3,000,000 per location aggregate);

          (b) comprehensive automobile liability insurance policy with limits for each occurrence of not less than One Million Dollars ($1,000,000) with respect to personal injury or death and Five Hundred Thousand Dollars ($500,000) with respect to property damage; and

          (c) worker's compensation insurance policy or similar insurance in form and amounts required by law.

Section 13.5.     Policy Requirements.

         The company or companies writing any insurance which Tenant is required to carry and maintain or cause to be carried or maintained pursuant to Sections
13.3. and 13.4., as well as the form of such insurance, shall at all times be subject to Landlord's approval and any such company or companies shall be licensed to do business in the State in which the Shopping Center is located. Commercial general liability and all-risks property and casualty insurance policies evidencing such insurance shall, with respect to commercial general liability policies, name Landlord and/or its designee(s) as additional insured, and, with respect to all-risks property and casualty insurance policies, name Landlord and/or its designee(s) as loss payee, shall be primary and non-contributory, and shall also contain a provision by which the insurer agrees that such policy shall not be canceled, materially changed or not renewed without at least thirty (30) days' advance notice to Landlord, c/o The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, Attention:
Risk Manager, by certified mail, return receipt requested, or to such other party or address as may be designated by Landlord or its designee. Each such policy, or a certificate thereof, shall be deposited with Landlord by Tenant promptly upon commencement of Tenant's obligation to procure the same. If Tenant shall fail to perform any of its obligations under Sections 13.3., 13.4. or 13.5., Landlord may perform the same and the cost of same shall be deemed Additional Rental and shall be payable upon Landlord's demand.

Section 13.6.     Increase in Insurance Premiums.

         Tenant will not do or suffer to be done, or keep or suffer to be kept, anything in, upon or about the Premises which will violate Landlord's policies of hazard or liability insurance or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done, omitted to be done or suffered by Tenant to be kept in, upon or about the Premises shall cause the rate of fire or other insurance on the Premises or on other property of Landlord or of others within the Shopping Center to be increased beyond the minimum rate from time to time applicable to the Premises or to any such property for the use or uses made thereof, Tenant will pay, as Additional Rental, the amount of any such increase upon Landlord's demand.

Section 13.7.     Waiver of Right of Recovery.

         Except as provided in Section 8.6., neither Landlord nor Tenant shall be liable to the other or to any insurance company Coy way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or other tangible property, or any resulting loss of income, or losses under worker's compensation laws and benefits, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees. The provisions of this Section 13.7. shall not limit the indemnification for liability to third parties pursuant to Section 13.1.

Section 13.8.     Tenant to Pay Proportionate Share of Insurance Costs.

         Tenant will pay Landlord, as Additional Rental, a proportionate share of Landlord's cost of maintaining all insurance with respect to Landlord's Building (other than the Common Areas) including, without limitation, all-risks property and casualty insurance and rent insurance. Such insurance may be carried at the discretion of Landlord in such amounts and companies as Landlord shall determine.

         Tenant's proportionate share of such costs shall be computed by multiplying Landlord's insurance costs by a fraction, the numerator of which shall be Tenant's Floor Area and the denominator of which shall be Landlord's Floor Area. Such proportionate share shall be paid by Tenant in monthly installments in such amounts as are estimated and billed by Landlord during each twelve (12) month period commencing and ending on dates designated by Landlord, each installment being due on the first day of each calendar month. At any time during any such twelve (12) month period, Landlord may reestimate Tenant's proportionate share of Landlord's insurance costs and thereafter adjust Tenant's monthly installments payable during such twelve (12) month period to reflect more accurately Tenant's proportionate share of such costs. Within one hundred twenty (120) days (or such additional time thereafter as is reasonable under the circumstances) after the end of each such twelve (12) month period Landlord shall deliver to Tenant a statement of such insurance costs for such twelve (12) month period and the installments paid or payable shall be adjusted between Landlord and Tenant, and Tenant shall pay Landlord or Landlord shall credit Tenant's account or (if such adjustment is at the end of the Term Landlord shall pay Tenant), as the case may be, within fifteen (15) days of receipt of such statement, such amounts as may be necessary to effect such adjustment. Upon reasonable notice, Landlord shall make available for Tenant's inspection at Landlord's office, during normal business hours, Landlord's records relating to such insurance costs for such preceding twelve (12) month period. Failure of Landlord to provide the statement called for hereunder within the time prescribed shall not relieve Tenant of its obligations hereunder.

                                   ARTICLE XIV
                             DAMAGE AND DESTRUCTION
                             ----------------------

Section 14.1.     Landlord's Obligation to Repair and Reconstruct.

         If the Premises shall be damaged by fire, the elements, accident or other casualty (any of such causes being referred to herein as a "Casualty"), but the Premises shall not be thereby rendered wholly or partially untenantable, Landlord shall promptly cause such damage to be repaired and there shall be no abatement of Rental. If, as the result of Casualty, the Premises shall be rendered wholly or partially untenantable, then, subject to the provisions of
Section 14.2., Landlord shall cause such damage to be repaired and all Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be abated proportionately as to the portion of the Premises rendered untenantable during the period of such untenantability, and, in addition, during such period of untenantability, the Breakpoint shall also be proportionately reduced by an amount equal to the amount obtained by multiplying the Breakpoint by a fraction, the numerator of which shall be the length of time the Premises are closed and the denominator of which shall be the length of the Rental Year(s) in question. All such repairs shall be made at the expense of Landlord; provided, however, that Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's personal property (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease) or to any leasehold improvements installed in the Premises by or on behalf of Tenant, all of which damage, replacement or repair shall be undertaken and completed by Tenant promptly.

Section 14.2.     Landlord's Option to Terminate Lease.

         If the Premises are (a) rendered wholly untenantable, or (b) damaged as a result of any cause which is not covered by Landlord's insurance or (c) damaged or destroyed in whole or in part during the last three (3) years of the Term, or if Landlord's Building is damaged to the extent of fifty percent (50%) or more of Landlord's Floor Area, then; in any of such events, Landlord may elect to terminate this Lease by giving to Tenant notice of such election within ninety (90) days after the occurrence of such event. If such notice is given, the rights and obligations of the parties shall cease as of the date of such notice, and Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

Section 14.3.     Demolition of Landlord's Building.

         If Landlord's Building shall be so substantially damaged that it is reasonably necessary, in Landlord's sole judgment, to demolish same for the purpose of reconstruction, Landlord may demolish the same, in which event the Rental shall be abated to the same extent as if the Premises were rendered untenantable by a Casualty.

Section 14.4.     Insurance Proceeds.

         If Landlord does not elect to terminate this Lease pursuant to Section 14.2., Landlord shall, subject to the prior rights of any Mortgagee, disburse and apply any insurance proceeds received by Landlord to the restoration and rebuilding of Landlord's Building in accordance with Section 14.1. hereof. All insurance proceeds payable with respect to the Premises (excluding proceeds payable to Tenant pursuant to Section 13.3.) shall belong to and shall be payable to Landlord.

                                   ARTICLE XV
                                  CONDEMNATION
                                  ------------

Section 15.1.     Effect of Taking.

         If the whole or any part of the Premises shall be taken under the power of eminent domain, this Lease shall terminate as to the part so taken on the date Tenant is required to yield possession thereof to the condemning authority. Landlord shall make, or cause to be made, such repairs and alterations as may be necessary in order to restore the part not taken to useful condition and all Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be reduced in the same proportion as the portion of the floor area of the Premises so taken bears to Tenant's Floor Area. If the aforementioned taking renders the remainder of the Premises unsuitable for the Permitted Use, either party may terminate this Lease as of the date when Tenant is required to yield possession by giving notice to that effect within thirty (30) days after such date. If twenty percent (20%) or more of Landlord's Floor Area is taken as aforesaid, or if parking spaces in the Shopping Center are so taken thereby reducing the number of parking spaces to less than the number required by law and Landlord does not deem it reasonably feasible to replace such parking spaces with other parking spaces on the portion of the Shopping Center not taken, then Landlord may elect to terminate this Lease as of the date on which possession thereof is required to be yielded to the condemning authority, by giving notice of such election within ninety (90) days after such date. If any notice of termination is given pursuant to this Section, this Lease and the rights and obligations of the parties hereunder shall cease as of the date of such notice and Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

Section 15.2.     Condemnation Awards.

         All compensation awarded for any taking of the Premises. Landlord's Building, the Shopping Center Area, or any interest in any of the same, shall belong to and be the property of Landlord, Tenant hereby assigning to Landlord all rights with respect thereto; provided, however, nothing contained herein shall prevent Tenant from applying for reimbursement from the condemning authority (if permitted by law) for moving expenses, or the expense of removal of Tenant's trade fixtures, or loss of Tenant's business good will, but only if such action shall not reduce the amount of the award or other compensation otherwise recoverable from the condemning authority by Landlord or the owner of the fee simple estate in the Shopping Center Area.

                                   ARTICLE XVI
                           ASSIGNMENTS AND SUBLETTING
                           --------------------------

Section 16.1.     Landlord's Consent Required.

         (a) Except as provided in Section 17.4 with respect to assignment of this Lease following Tenant's bankruptcy, Tenant will not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions or lease departments therein, nor pledge or encumber by mortgage or other instruments its interest in this Lease (each individually and collectively referred to in this Section as a "transfer") without first obtaining the consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. This prohibition includes, without limitation, any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporate, partnership or proprietary structure. Any transfer to or by a receiver or trustee in any federal or state bankruptcy, insolvency, or similar proceeding shall be subject to, and in accordance with, the provisions of
Section 17.4. Consent by Landlord to any transfer shall not constitute a waiver of the requirement for such consent to any subsequent transfer.

         (b) Subject to the provisions of Section 17.4 respecting assignment of this Lease following Tenant's bankruptcy and assumption of this Lease by Tenant or its trustee, it is expressly understood and agreed that Landlord may, in its sole and absolute discretion, withhold its consent to any transfer of this Lease or of all or any part of the Premises. The parties recognize that this Lease and the Premises are unique, and that this Lease and the Premises derive value from the remainder of Landlord's Building and the Shopping Center Area as a whole, and that the nature and character of the operations within and management of the Premises are important to the success of Landlord's Building and the Shopping Center Area. Accordingly, and without limiting the generality of the foregoing, Landlord may condition its consent to any transfer upon satisfaction of all or any of the following conditions:

         (i) the net assets of the assignee, licensee, sublessee or other transferee or permittee (collectively "transferee") immediately prior to the transfer shall not be less than the greater of the net assets of Tenant immediately prior to the transfer or the net assets of Tenant at the time of the signing of this Lease;

         (ii) such transfer shall not adversely affect the quality and type of business operation which Tenant has conducted theretofore;

         (iii) such transferee shall possess qualifications for the Tenant business substantially equivalent to those of Tenant and shall have demonstrated recognized experience in successfully operating such a business, including, without limitation, experience in successfully operating a similar quality business in first-class shopping centers;

         (iv) such transferee shall continue to operate the business conducted in the Premises under the same Tenant Trade Name, in the same manner as Tenant and pursuant to all of the provisions of this Lease;

         (v) such transferee shall assume in writing, in a form acceptable to Landlord. all of Tenant's obligations hereunder and Tenant shall provide Landlord with a copy of such assumption/transfer document;

         (vi) Tenant shall pay to Landlord a transfer fee of One Thousand Dollars ($1,000.00) prior to the effective date of the transfer in order to reimburse Landlord for all of its internal costs and expenses incurred with respect to the transfer, including, without limitation, costs incurred in connection with the review of financial materials, meetings with representatives of transferor and/or transferee and preparation, review, approval and execution of the required transfer documentation, and, in addition, Tenant shall reimburse Landlord for any out-of-pocket costs and expenses incurred with respect to such transfer;

         (vii) as of the effective date of the transfer and continuing throughout the remainder of the Term, the Annual Basic Rental shall be the greater of (A) the Annual Basic Rental set forth in Section 1.1.G. hereof, or
                  (B) the sum of all Annual Basic Rental and all Annual Percentage Rental payable by Tenant during the twelve calendar months preceding the transfer;

         (viii) Tenant to which the Premises were initially leased shall continue to remain liable under this Lease for the performance of all terms, including, but not limited to, payment of Rental due under this Lease;

         (ix) Tenant's guarantor, if any; shall continue to remain liable under the terms of the guaranty of this Lease and, if Landlord deems it necessary, such guarantor shall execute such documents necessary to insure the continuation of its guaranty;

         (x) Landlord shall receive upon execution of its consent the full unamortized amount of any construction or other allowances given to the original Tenant under this Lease, any due but unpaid Rental, and an amount equal to fifteen percent (15 %) of any and all consideration paid or agreed to be paid, directly or indirectly, to Tenant for such transfer or for the sale of Tenant's business in connection with which any such transfer is made; and

         (xi) each of Landlord's Mortgagees shall have consented in writing to such transfer.

Section 16.2.     Transfer of Corporate Shares.

         If Tenant is a corporation (other than a corporation the outstanding voting stock of which is listed on a "national securities exchange", as defined in the Securities Exchange Act of 1934) and if, at any time after execution of this Lease, any part or all of the corporate shares shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition (including, but not limited to, such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency, or other proceedings) so as to result in a change in the present control of said corporation by the person(s) now owning a majority of said corporate shares, Tenant shall give Landlord notice of such event within fifteen (15) days of the date of such transfer. If any such transfer is made (and regardless of whether Tenant has given notice of same), Landlord may elect to terminate this Lease at any time thereafter by giving Tenant notice of such election, in which event this Lease and the rights and obligations of the parties hereunder shall cease as of a date set forth in such notice which date shall not be less than sixty (60) days after the date of such notice. In the event of any such-termination, all Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

Section 16.3.     Transfer of Partnership Interests.

         If Tenant is a general or limited partnership and if at any time after execution of this Lease any part or all of the interests in the capital or profits of such partnership or any voting or other interests therein shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition (including, but not limited to, such a transfer to or by a receiver or trustee in federal or state bankruptcy, insolvency or other proceedings, and also including, but not limited to, any adjustment in such partnership interests) so as to result in a change in the present control of said partnership by the person or persons now having control of same, Tenant shall give Landlord notice of such event within fifteen (15) days of the date of such transfer. If any such transfer is made (and regardless of whether Tenant has given notice of same), Landlord may elect to terminate this Lease at any time thereafter by giving Tenant notice of such election, in which event this Lease and the rights and obligations of the parties hereunder shall cease as of a date set forth in such notice which date shall be not less than sixty (60) days after the date of such notice. In the event of any such termination, all Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

Section 16.4.     Acceptance of Rent from Transferee.

         The acceptance by Landlord of the payment of Rental following any assignment or other transfer prohibited by this Article shall not be deemed to be a consent by Landlord to any such assignment or other transfer nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder.

Section 16.5.     Additional Provisions Respecting Transfers.

         Without limiting Landlord's right to withhold its consent to any transfer by Tenant, and regardless of whether Landlord shall have consented to any such transfer, neither Tenant nor any other person having an interest in the possession, me or occupancy of the Premises or any part thereof shall enter into any lease, sublease, license, concession, assignment or other transfer or agreement for possession, use or occupancy of all or any portion of the Premises which provides for rental or other payment for such use, occupancy or utilization based, in whole or in part, on the net income or profits derived by any person or entity from the space so leased, used or occupied, and any such purported lease, sublease, license, concession, assignment or other transfer or agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use or occupancy of all or any part of the Premises. There shall be no deduction from the rental payable under any sublease or other transfer nor from the amount thereof passed on to any person or entity, for any expenses or costs related in any way to the subleasing or transfer of such space.

         If Tenant shall make or suffer any such transfer without first obtaining any consent of Landlord required by Section 16.1, any and all amounts received as a result of such transfer shall be the property of Landlord to the extent the same (determined on a square foot basis) is greater than the Annual Basic Rental (on a square foot basis) payable under this Lease, it being the parties' intent that any profit resulting from such transfer shall belong to Landlord, but the same shall not be deemed to be a consent by Landlord to any such transfer or a waiver of any right or remedy of Landlord hereunder.

                                  ARTICLE XVII
                                     DEFAULT
                                     -------

Section 17.1.     "Event of Default" Defined.

         Any one or more of the following events shall constitute an "Event of Default":

         (a) The sale of Tenant's interest in the Premises under attachment, execution or similar legal process or, if Tenant is adjudicated a bankrupt or insolvent under any state bankruptcy or insolvency law or an order for relief is entered against Tenant under the Federal Bankruptcy Code and such adjudication or order is not vacated within ten (10) days.

         (b) The commencement of a case under any chapter of the Federal Bankruptcy Code by or against Tenant or any guarantor of Tenant's obligations hereunder, or the filing of a voluntary or involuntary petition proposing the adjudication of Tenant or any such guarantor as bankrupt or insolvent, or the reorganization of Tenant or any such guarantor, or an arrangement by Tenant or any such guarantor with its creditors, unless such petition is filed or case commenced by a party other than Tenant or any such guarantor and is withdrawn or dismissed within thirty (30) days after the date of its filing.

         (c) The admission in writing by Tenant or any such guarantor of its inability to pay its debts when due.

         (d) The appointment of a receiver or trustee for the business or property of Tenant or any such guarantor, unless such appointment shall be vacated within ten (10) days of its entry.

         (e) The making by Tenant or any such guarantor of an assignment for the benefit of its creditors, or if in any other manner Tenant's interest in this Lease shall pass to another by operation of law.

         (f) The failure of Tenant to pay any Rental or other sum of money within seven (7) days after the same is due hereunder.

         (g) Default by Tenant in the performance or observance of any covenant or agreement of this Lease (other than a default involving the payment of money), which default is not cured within ten (10) days after the giving of notice thereof by Landlord, unless such default is of such nature that it cannot be cured within such ten (10) day period, in which case no Event of Default shall occur so long

         (h) as Tenant shall commence the curing of the default within such ten (10) day period and shall thereafter diligently prosecute the curing of same: provided, however, if Tenant shall default in the performance of any such covenant or agreement of this Lease two (2) or more times in any twelve (12) month period, then notwithstanding that each of such defaults shall have been cured by Tenant, any further similar default shall be deemed an Event of Default without the ability for cure.

         (i) The vacation or abandonment of the Premises by Tenant at any time following delivery of possession of the Premises to Tenant.

         (j) The occurrence of any other event described as constituting an "Event of Default" elsewhere in this Lease.

Section 17.2.     Remedies.

         Upon the occurrence of an Event of Default, Landlord, without notice to Tenant in any instance (except where expressly provided for below or by applicable law) may do any one or more of the following:

         (a) With or without judicial process, enter the Premises and take possession of any and all goods, inventory, equipment, fixtures and all other personal property of Tenant, which is or may be put into the Premises during the Term, whether exempt or not from sale under execution or attachment (it being agreed that said property shall at all times be bound with a lien in favor of Landlord and shall be chargeable for all Rental and for the fulfillment of the other covenants and agreements herein contained), and Landlord may sell all or any part thereof at public or private sale. Tenant agrees that five (5) days prior notice of any public or private sale shall constitute reasonable notice. The proceeds of any such sale shall be applied first, to the payment of all costs and expenses of conducting the sale or caring for or storing said property (including reasonable attorneys' fees); second, toward the payment of any indebtedness, including (without limitation) indebtedness for Rental, which may be or may become due from Tenant to Landlord; and third, to pay Tenant, on demand, any surplus remaining after all indebtedness of Tenant to Landlord has been fully paid;

         (b) Perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together with interest thereon at the Default Rate from the date of such expenditure, shall be deemed Additional Rental and shall be payable by Tenant to Landlord upon demand. Notwithstanding the provisions of this clause (b) and regardless of whether an Event of Default shall have occurred, Landlord may exercise the remedy described in this clause (b) without any notice to Tenant if Landlord, in its good faith judgment, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of Tenant constitutes an emergency;

         (c) Elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and reenter the Premises, without the necessity of legal proceedings, and remove Tenant and all other persons and property from the Premises, and may store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby; or

         (d) Exercise any other legal or .equitable right or remedy which it may have.

                  Any costs and expenses incurred by Landlord (including, without limitation, reasonable attorneys' fees) in enforcing any of its rights or remedies under this Lease shall be deemed to be Additional Rental and shall be repaid to Landlord by Tenant upon demand.

Section 17.3.     Damages.

                  If this Lease is terminated by Landlord pursuant to Section 17.2., Tenant nevertheless shall remain liable for (a) any Rental and damages which may be due or sustained prior to such termination, all reasonable costs, fees and expenses including, but not limited to, reasonable attorneys' fees, costs and expenses incurred by Landlord in pursuit of its remedies hereunder, or in renting the Premises to others from time to time (all such Rental, damages, costs, fees and expenses being referred to herein as "Termination Damages") and (b) additional damages (the "Liquidated Damages"), which, at the election of Landlord, shall be either:

         (i) an amount equal to the Rental which, but for termination of this Lease, would have become due during the remainder of the Term, less the amount of Rental, if any, which Landlord shall receive during such period from others to whom the Premises may be rented (other than any Additional

                  Rental received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord), in which case such Liquidated Damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following termination of the Lease and continuing until the date on which the Term would have expired but for such termination, and any suit or action brought to collect any such Liquidated Damages for any month shall not in any manner prejudice the right of Landlord to collect any Liquidated Damages for any subsequent month by a similar proceeding; or

         (ii) an amount equal to the present worth (as of the date of such termination) of Rental which, but for termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as determined by an independent real estate appraiser named by Landlord, in which case such Liquidated Damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For purposes of this clause (ii), "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Shopping Center.

         If such termination shall take place after the expiration of two or more Rental Years then, for purposes of computing the Liquidated Damages, the Annual Percentage Rental payable with respect to each Rental Year following termination (including the Rental Year in which such termination shall take place) shall be conclusively presumed to be equal to the average Annual Percentage Rental payable with respect to each complete Rental Year preceding termination. If such termination shall take place before the expiration of two Rental Years, then, for purposes of computing the Liquidated Damages, the Annual Percentage Rental payable with respect to each Rental Year following termination (including the Rental Year in which such termination shall take place) shall be conclusively presumed to be equal to twelve (12) times the average monthly payment of Annual Percentage Rental due prior to such termination, or if no Annual Percentage Rental shall have been payable during such period, then the Annual Percentage Rental for each year of the unexpired Term shall be conclusively presumed to be a sum equal to twenty-five percent (25%) of the Annual Basic Rental due and payable during such unexpired Term. Termination Damages shall be due and payable immediately upon demand by Landlord following any termination of this Lease pursuant to Section 17.2. Liquidated Damages shall be due and payable at the times set forth herein.

         If this Lease is terminated pursuant to Section 17,2., Landlord may relet the Premises or any part thereof, alone or together with other premises, for such term or terms (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions or free rent and alterations of the Premises) as Landlord, in its sole discretion, may determine, but Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Premises or any failure by Landlord to collect any rent due upon such reletting.

         Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain, in proceedings for the termination of this Lease by reason of bankruptcy or insolvency, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above. The failure or refusal of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages.

Section 17.4.     Remedies in Event of Bankruptcy or Other Proceeding.

         (a) Anything contained herein to the contrary notwithstanding, if termination of this Lease shall be stayed by order of any court having jurisdiction over any proceeding described in paragraph (b) of Section 17.1., or by federal or state statute, then, following the expiration of any such stay, or if Tenant or Tenant as debtor-in-possession or the trustee appointed in any such proceeding (being collectively referred to as "Tenant" only for the purposes of this Section 17.4.) shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within fifteen (15) days after entry of the order for relief or as may be allowed by the court, or if Tenant shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on fifteen (15) days' notice to Tenant and upon the expiration of said fifteen (15) day period this Lease shall cease and expire as aforesaid and Tenant shall immediately quit and surrender the Premises as aforesaid. Upon the termination of this Lease as provided above, Landlord, without notice, may re-enter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor and may dispossess Tenant by sugary proceedings or otherwise.

         (b) For the purposes of the preceding paragraph (a), adequate protection of Landlord's right. title and interest in and to the Premises, and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, shall include, without limitation. the following requirements:

         (i) that Tenant comply with all of its obligations under this Lease;

         (ii) that Tenant pay to Landlord, on the first day of each month occurring subsequent to the entry of such order, or the effective date of such stay, a sum equal to the amount by which the Premises diminished in value during the immediately preceding monthly period, but, in no event, an amount which is less than the aggregate Rental payable for such monthly period;

         (iii) that Tenant continue to use the Premises in the manner originally required by this Lease;

         (iv) that Landlord be permitted to supervise the performance of Tenant's obligations under this Lease;

         (v) that Tenant pay to Landlord within fifteen (15) days after entry of such order or the effective date of such stay, as partial adequate protection against future diminution in value of the Premises and adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease, an additional security deposit in an amount acceptable to Landlord;

         (vi) that Tenant has and will continue to have unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease;

         (vii) that if Tenant assumes this Lease and proposes to assign the same (pursuant to Title 11 U.S.C.s.365, or as the same may be amended) to any person who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to such court having competent jurisdiction over Tenant's estate, then notice of such proposed assignment, setting forth (x) the name and address of such person, (y) all of the terms and conditions of such offer, and (z) the adequate assurance to be provided Landlord to assure such person's future performance under this Lease, including, without limitation, the assurances referred to in Title I 1 U.S.C.s.365(b)(3), as it may be amended, shall be given to Landlord by Tenant no later than fifteen (15) days after receipt by Tenant of such offer, but in any event no later than thirty (30) days prior to the date that Tenant shall make application to such court for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept, or to cause Landlord's designee to accept, an assignment of this Lease upon the same terms and conditions and for the same consideration. if any, as the bona fide offer made by such person less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease; and

         (viii) that if Tenant assumes this Lease and proposes to assign the same, and Landlord does not exercise its option pursuant to paragraph (vii) of this Section 17.4, Tenant hereby agrees that:

                  (A) such assignee shall have a net worth not less than the net worth of Tenant as of the Commencement Date, or such Tenant's obligations under this Lease shall be unconditionally guaranteed by a person having a net worth equal to Tenant's net worth as of the Commencement Date;

                  (B) such assignee shall not use the Premises except subject to all the restrictions contained in this Lease;

                  (C) such assignee shall assume in writing all of the terms, covenants and conditions of this Lease including, without limitation, all of such terms, covenants and conditions respecting the Permitted Use and payment of Rental, and such assignee shall provide Landlord with assurances satisfactory to Landlord that it has the experience in operating stores having the same or substantially similar uses as the Permitted Use, in first class shopping centers, sufficient to enable it so to comply with the terms, covenants and conditions of this Lease and successfully operate the Premises for the Permitted Use;

                  (D) such assignee shall indemnify Landlord against, and pay to Landlord the amount of, any payments which Landlord may be obligated to make to any Mortgagee by virtue of such assignment;

                  (E) such assignee shall pay to Landlord an amount equal to the unamortized portion of any construction allowance made to Tenant; and

                  (F) if such assignee makes any payment to Tenant, or for Tenant's account, for the right to assume this Lease (including, without limitation, any lump sum payment, installment payment or payment in the nature of rent over and above the Rental payable under this Lease), Tenant shall pay over to Landlord one-half of any such payment, less any amount paid to Landlord pursuant to clause (E) above on account of any construction allowance.

                                  ARTICLE XVIII
                          SUBORDINATION AND ATTORNMENT
                          ----------------------------

Section 18.1.     Subordination.

         Unless a Mortgagee (as hereinafter defined) shall otherwise elect as provided in Section 18,2.. Tenant's rights under this Lease are and shall remain subject and subordinate to the operation and effect of

         (a) any lease of land only or of land and buildings in a sale-leaseback or lease-subleaseback transaction involving the Premises or Landlord's interest therein, or

         (b) any mortgage, deed of trust or other security instrument constituting a lien upon the Premises or Landlord's interest therein,

whether the same shall be in existence at the date hereof or created hereafter. any such lease, mortgage, deed of trust or other security instrument being referred to herein as a "Mortgage", and the party or parties having the benefit of the same, whether as lessor, mortgagee, trustee or noteholder, being referred to herein as a "Mortgagee". Tenant's acknowledgment and agreement of subordination provided for in this Section are self-operative and no further instrument of subordination shall be required; however, Tenant shall execute such further assurances thereof as shall be requisite or as may be requested from time to time by Landlord or any Mortgagee.

Section 18.2.     Mortgagee's Unilateral Subordination.

         If a Mortgagee shall so elect by notice to Tenant or by the recording of a unilateral declaration of subordination, this Lease and Tenant's rights hereunder shall be superior and prior in right to the Mortgage of which such Mortgagee has the benefit, with the same force and effect as if this Lease had been executed, delivered and recorded prior to the execution, delivery and recording of such Mortgage, subject, nevertheless, to such conditions as may be set forth in any such notice or declaration.

Section 18.3.     Attornment.

         If any person shall succeed to all or part of Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease or otherwise, and if so requested or required by such successor in interest, Tenant shall attorn to such successor in interest and shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably request.

                                   ARTICLE XIX
                                     NOTICES
                                     -------

Section 19.1.     Sending of Notices.

         Any notice, request, demand, approval or consent given or required to be given under this Lease shall be in writing and shall be deemed to have been given as follows:

         (i) if intended for Landlord, on the third day following the day on which the same shall have been mailed by United States registered or certified mail, or express mail, return receipt requested, with all postage charges prepaid, addressed to Landlord, Attention: General Counsel, c/o The Rouse Company Building, Columbia, Maryland 21044, with a copy to Landlord's management office in the Shopping Center except that payment of Rental and sales reports shall be delivered to Landlord's management office in the Shopping Center; and

         (ii) if intended for Tenant, upon the earlier to occur of the following:

                  (A) the third day following the day on which the same shall have been mailed by United States registered or certified mail or express mail, return receipt requested, with all postal charges prepaid, addressed to Tenant at the Tenant Notice Address, or

                  (B) actual receipt at the Tenant Notice Address, and in the event more than one copy of such notice shall have been sent or delivered to Tenant, the first actually received shall control for the purposes of this clause (b).

         Either party may, at any time, change its address for the above purposes by sending a notice to the other party stating the change and setting forth the new address.

Section 19.2.     Notice to Mortgagees.

         If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Premises, no notice, request or demand thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such Mortgagee in the manner prescribed in Section 19.1. and to such address as such Mortgagee shall designate.

                                   ARTICLE XX
                                  MISCELLANEOUS
                                  -------------

Section 20.1.     Radius Restriction.

         Tenant agrees that Tenant (and if Tenant is a corporation or partnership, its officers, directors, stockholders, any affiliates or partners) shall not, directly or indirectly, operate, manage or have any interest in any other store or business (unless in operation on the date of this Lease) which is similar to or in competition with the Permitted Use on the Commencement Date of this Lease and for the Term of this

Lease within the Restriction Area. Without limiting any of Landlord's remedies under this Lease, in the event Tenant operates, manages or has any interest in a store or business violating the provisions of this Section, then, at Landlord's option, Landlord may by notice to Tenant require Tenant to include the gross sales of such other store or business in the Gross Sales of the Premises for the purposes of calculating Annual Percentage Rental under this Lease.

Section 20.2.     Estoppel Certificates.

         At any time and from time to time, within ten (10) days after Landlord shall request the same, Tenant will execute, acknowledge and deliver to Landlord and to such Mortgagee or other party as may be designated by Landlord, a certificate in an acceptable form with respect to the matters required by such party and such other matters relating to this Lease or the status of performance of obligations of the parties hereunder as may be reasonably requested by Landlord. If Tenant fails to provide such certificate within ten (10) days after request by Landlord, Tenant shall be deemed to have approved the contents of any such certificate submitted to Tenant by Landlord and Landlord is hereby authorized to so certify.

Section 20.3.     Inspections and Access by Landlord.

         Tenant will permit Landlord, its agents, employees and contractors to enter all parts of the Premises during Tenant's business hours to inspect the same and to enforce or carry out any provision of this Lease, including, without limitation, any access necessary for the making of any repairs which are Landlord's obligation hereunder; provided, however, that, in the event of an emergency, Landlord may enter the Premises for such purposes at any time upon such notice to Tenant, if any, as shall be feasible under the circumstances.

Section 20.4.     Memorandum of Lease.

         Neither this Lease nor a short form or memorandum thereof shall be recorded in the public records.

Section 20.5.     Remedies Cumulative.

         No reference to any specific right or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it may otherwise be entitled at law or in equity. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement, term, covenant or condition. No waiver by Landlord of any breach by Tenant under this Lease or of any breach by any other tenant under any other lease of any portion of the Shopping Center shall affect or alter this Lease in any way whatsoever.

Section 20.6.     Successors and Assigns.

         This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns and shall inure to the benefit of Tenant and only such assigns and subtenants of Tenant to whom the assignment of this Lease or subletting of the Premises by Tenant has been consented to by Landlord as provided in this Lease. Upon any sale or other transfer by Landlord of its interest in the Premises and in this Lease, and the assumption by Landlord's transferee of the obligations of Landlord hereunder, Landlord shall be relieved of all obligations under this Lease accruing thereafter.

Section 20.7.     Compliance with Laws and Regulations.

         Tenant, at its sole cost and expense, shall comply, and shall cause the Premises to comply with (a) all federal, state, regional, county, municipal and other governmental statutes, laws, rules, orders, regulations and ordinances affecting any part of the Premises, or the use thereof, including, but not limited to, those which require the making of any structural, unforeseen or extraordinary changes, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same, and (b) all rules, orders and regulations of the National Fire Protection Association, Landlord's casualty insurer(s) and other applicable insurance rating organizations or other bodies exercising similar functions in connection with the prevention of fire or the correction of hazardous conditions which apply to the Premises.

Section 20.8.     Captions and Headings.

         The table of contents and the Article and Section captions and headings are for convenience of reference only and in no way shall be used to construe or modify the provisions set forth in this Lease.

Section 20.9.     Joint and Several Liability.

         If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) shall sign this Lease as Tenant, the liability of each such individual, corporation, partnership or other business association to pay rent and perform all other obligations hereunder shall be deemed to be joint and several and all notices, payments and agreements given or made by, with or to any one of such individuals, corporations, partnerships or other business associations shall be deemed to have been given or made by, with or to all of them. In like manner, if Tenant shall be a partnership or other business association, the members of which are, by virtue of statute or federal law, subject to personal liability, the liability of each such member shall be joint and several.

Section 20.10.    Broker's Commission.

         Each of the parties represents and warrants that there are no claims for brokerage commissions or finders' fees in connection with the execution of this Lease, and agrees to indemnify the other 'against, and hold it harmless from, all liability arising from any such claim including, without limitation, the cost of counsel fees in connection therewith.

Section 20.11.    No Discrimination.

         It is Landlord's policy to comply with all applicable state and federal laws prohibiting discrimination in employment based on race, age, color, sex, national origin, disability, religion, or other protected classification. It is further intended that the Shopping Center shall be developed and operated so that all prospective tenants thereof, and all customers, employees, licensees and invitees of all tenants shall have equal opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of the Shopping Center without discrimination because of race, age, color, sex, national origin, disability. or religion. To that end, Tenant shall not discriminate in the conduct and operation of its business in the Premises against any person or group of persons because of the race, age, color, sex, religion. national origin or other protected classification of such person or group of persons.

Section 20.12.    No Joint Venture.

         Any intention to create a joint venture or partnership relation between the parties hereto is hereby expressly disclaimed. The provisions of this Lease in regard to the payment by Tenant and the acceptance by Landlord of a percentage of Gross Sales of Tenant and others is a reservation for rent for the use of the Premises.

Section 20.13.    No Option.

         The submission of this Lease for examination does not constitute a reservation of or option for the Premises, and this Lease shall become effective only upon execution and delivery thereof by both parties. Execution by signature of an authorized officer of Landlord or any corporate entity acting on behalf of Landlord shall be effective only upon attestation thereof and the affixation of the seal of such corporation by a corporate Secretary or Assistant Secretary of Landlord.

Section 20.14.    No Modification.

         This writing is intended by the parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents or affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can be modified only by a writing signed by the party against whom the modification is enforceable.

Section 20.15.    Severability.

         If any portion of any term or provision of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Section 20.16.    Third Party Beneficiary.

         Nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary except rights contained herein for the benefit of a Mortgagee.

Section 20.17.    Corporate Tenants.

         If Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that: Tenant is a duly constituted corporation qualified to do business in the State in which the Shopping Center is located; all Tenant's franchises and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be flied by Tenant when due; and such persons are duly authorized by the board of directors of such corporation to execute and deliver this Lease on behalf of the corporation.

Section 20.18.    Applicable Law.

         This Lease and the rights and obligations of the parties hereunder shall be construed in accordance with the laws of the State in which the Shopping Center is located.

Section 20.19.    Performance of Landlord's Obligations by Mortgagee.

         Tenant shall accept performance of any of Landlord's obligations hereunder by any Mortgagee of Landlord.

Section 20.20.    Waiver of Certain Rights.

         Landlord and Tenant hereby mutually waive any and all rights which either may have to request a jury trial in any action, proceeding or counterclaim (except for those involving personal injury or property damage) arising out of this Lease or Tenant's occupancy of or right to occupy the Premises.

         Tenant further agrees that in the event Landlord commences any summary proceeding for nonpayment of rent or possession of the Premises, Tenant will not interpose and hereby waives all right to interpose any counterclaim of whatever nature in any such proceeding. Tenant further waives any right to remove said summary proceeding to any other court or to consolidate said summary proceeding with any other action, whether brought prior or subsequent to the summary proceeding.

Section 20.21.    Limitation on Right of Recovery Against Landlord.

         Tenant acknowledges and agrees that the liability of Landlord under this Lease shall be limited to its interest in the Shopping Center Area and any judgments rendered against Landlord shall be satisfied solely out of the proceeds of sale of its interest in the Shopping Center Area. No personal judgment shall lie against Landlord upon extinguishment of its rights in the Shopping Center Area and any judgment so rendered shall not give rise to any right of execution or levy against Landlord's assets. The provisions hereof shall inure to Landlord's successors and assigns including any Mortgagee. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant's rights to obtain injunctive relief or specific performance or to avail itself of any other right or remedy which may be awarded Tenant by law or under this Lease.

         If Tenant claims or asserts that Landlord has violated or failed to perform a covenant of Landlord not to unreasonably withhold or delay Landlord's consent or approval, Tenant's sole remedy shall be an action for specific performance, declaratory judgment or injunction and in no event shall Tenant be entitled to any money damages for a breach of such covenant and in no event shall Tenant claim or assert any claim for any money damages in any action or by way of set off, defense or counterclaim and Tenant hereby specifically waives the right to any money damages or other remedies.

Section 20.22.    Survival.

         All representations, warranties, covenants, conditions and agreements contained herein which either are expressed as surviving the expiration or termination of this Lease or, by their nature, are to be performed or observed, in whole or in part, after the termination or expiration of this Lease, including (without limitation) the obligations of Tenant pursuant to Sections
8.6 and 13.1, shall survive the termination or expiration of this Lease.

Section 20.23.    Relocation of Premises.

         In the event of an expansion, renovation or remerchandising of the Shopping Center in the vicinity of the Premises, Landlord may elect, by giving notice of such election to Tenant, to require Tenant to surrender possession of all or such portion of the Premises and for such period of time (including the remainder of the Term) as Landlord, in its sole discretion, shall deem to be required for such purposes. Such election shall be exercised not more than once during the Term, except that if any such notice of election shall be withdrawn by Landlord, the same shall be deemed not to have been given. Landlord's notice of the exercise of such election shall designate (i) the portion of the Premises required for such purposes, (ii) the period of time during which such surrender shall be required, and (iii) the date by which possession of same shall be surrendered by Tenant, which date shall not be earlier than ninety (90) days after the date on which such notice is given.

         If Tenant shall be required to surrender possession of all or a portion of the Premises for a period of time which is less than the remainder of the Term, Rental shall abate as to such portion or all of the Premises required to be surrendered, such abatement to be effective beginning as of the date Tenant is required to surrender such possession and continuing until the date on which Landlord redelivers possession to Tenant. For purposes of determining the extent of such abatement of Rental, Tenant's Floor Area hereunder shall be deemed to be reduced during the abatement period by the number of square feet contained in the portion of the Premises of which possession is required to be surrendered.

         If Tenant shall be required to surrender possession of a portion of the Premises for the entire remainder of the Term. this Lease shall terminate as to such portion as of the date on which Tenant is required to surrender possession thereof to Landlord and all Rental shall be proportionately reduced. For purposes of determining the extent of such reduction of Rental, Tenant's Floor Area hereunder shall be deemed to be reduced as of the date of such termination by the number of square feet contained in the portion of the Premises of which possession is required to be surrendered.

         If Tenant shall be required to surrender possession of a portion of the Premises, Landlord shall (a) provide any permanent or temporary barriers required by the nature of Landlord's use of such portion, which barriers shall be constructed in such a manner so as to not materially interfere with Tenant's business operations in the Premises; and (b) make such alterations as may be necessary in order to restore the remainder of the Premises to useful condition.

         If Tenant shall be required to surrender possession of a portion of the Premises and the remainder of the Premises shall be rendered unsuitable for the Permitted Use, or if Tenant shall be required to surrender possession of the entire Premises, Landlord shall have the further right and option to cause Tenant to relocate its business, within ninety (90) days after notice to do so, to another location within the Shopping Center Area, comparable in size and location to the Premises, mutually agreed upon by Landlord and Tenant. Within sixty (60) days after any such notice shall be given, Landlord and Tenant shall execute and deliver an amendment to this Lease which shall substitute a description of the premises to which Tenant is to be relocated for the description of the Premises contained herein and shall modify Tenant's Floor Area accordingly; otherwise all of the terms and conditions of this Lease shall be applicable to Tenant's occupancy of the new premises.

         If Landlord and Tenant cannot agree on a new location within such sixty
(60) days after notice of the exercise by Landlord of its relocation option described in the preceding paragraph, then Landlord may elect to withdraw its notice requiring Tenant to relocate its business, in which event Tenant shall remain in possession of the Premises and this Lease shall remain in full force and effect. If Landlord shall not elect to withdraw its notice requiring Tenant to relocate its business, the Term shall terminate on the ninetieth (90th) day after such notice, in which event Landlord agrees to pay to Tenant, provided Tenant is not in default under this Lease, and provided Tenant shall have furnished Landlord with the statement referred to in the last sentence of this paragraph, an amount equivalent to the unamortized value of Tenant's leasehold improvements which were installed in the Premises at Tenant's sole cost and expense. Said amortization shall be determined on the straight-line depreciation method allowed by the Internal Revenue Code of 1986 (as amended) assuming a depreciation period commencing with the placement in service of such leasehold improvements and ending on the date of expiration of the Term determined pursuant to Section 3.1. Payment of the amount equivalent to the unamortized value of Tenant's leasehold improvements will be made to Tenant within thirty
(30) days after Tenant shall have vacated the Premises in accordance with the terms of this Lease, provided that Landlord shall have the right to deduct therefrom any amounts due Landlord from Tenant pursuant to this Lease. For purposes of this Section, "Tenant's leasehold improvements" shall include partitioning, electrical wiring, plumbing (other than plumbing fixtures), painting, wallpaper, storefront and other permanent improvements installed, affixed or attached in or to the Premises, but shall not include (x) Tenant's inventory or stock in trade, (y) such trade fixtures, electrical fixtures, equipment or apparatus as are removable by Tenant at the expiration of the Term pursuant to Article VII, or (z) Landlord's fixtures or other improvements installed by or at the expense of Landlord. In order for Tenant to be entitled to payment of the unamortized value of its leasehold improvements as set forth in this paragraph, Tenant shall, within sixty (60) days after commencement of the Term. furnish to Landlord a statement, signed by an independent certified public accountant, setting out in detail the cost of Tenant's leasehold improvements.

         If this Lease shall be terminated as to any portion or all of the Premises pursuant to this Section, the rights and obligations of the parties hereunder shall cease as of the date specified herein and Rental (other than any Additional Rental due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination. No further documentation shall be required to effect the termination of this Lease, but each party agrees that, upon the written request of the other party to do so, it shall execute, acknowledge and deliver an appropriate instrument evidencing such termination prepared by or at the expense of the party requesting the same.

Section 20.24.    Landlord's Option to Terminate Lease.

         Notwithstanding any provision herein to the contrary, if, for any reason whatsoever the Premises shall not be Ready for Occupancy on or before March 31, 1999, Landlord may elect to terminate this Lease by giving notice of such election to Tenant. If such notice is given, this Lease and the rights and obligations of the parties hereunder shall thereupon cease and terminate without need for the execution of any further or other instrument but, if Landlord shall request, Tenant shall execute an instrument, in recordable form, whereby Tenant releases and surrenders all right, title and interest which it may have in and to the Premises under this Lease or otherwise.

Section 20.25.    Financing Contingency.

         Landlord reserves the right to terminate this Lease unless Tenant, no later than one hundred twenty (120) days before the Grand Opening Date, supplies Landlord with documentation reasonably satisfactory to Landlord evidencing Tenant's financial ability to complete the construction of and the improvements to the Premises in accordance with the provisions of this Lease. If Tenant does not supply Landlord with such documentation by such date, Landlord may terminate this Lease by giving Tenant notice of such termination no later than the latter to occur of (i) commencement of Tenant's construction within the Premises or
(ii) thirty (30) days before the Grand Opening Date. Upon the giving of said notice of termination, Landlord and Tenant shall be relieved of all obligations and shall be completely discharged and released from all liabilities, claims, rights or causes of action hereunder.

         IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Lease under their respective hands and seals as of the day and year first above written.

WITNESS:                                ROUSE-ORLANDO, INC., Landlord

-------------------------------         -------------------------------------


WITNESS:


                                        By:                            (SEAL)
-------------------------------            ----------------------------
                                                  Vice-President

WITNESS:                                ATTEST:

-------------------------------


WITNESS:

-------------------------------         ------------------------------------
                                                Assistant Secretary

                                                               (CORPORATE SEAL)

WITNESSES:                             PIZZERIA REGINA FLORIDA, INC., Tenant
                                       (a/k/a Pizzeria Regina of Florida, Inc.)

                                                                         (SEAL)
-------------------------------        ----------------------------------------
                                                     President

                                       ATTEST:

-------------------------------        ---------------------------------------
                                                     Secretary

                                                              (CORPORATE SEAL)


         If Tenant is a corporation, the authorized officers must sign on behalf of the corporation, and by doing so such officers make the covenants and warranties contained in Section 20.17 hereof. The Lease must be executed for Tenant, if a corporation, by the president or vice-president and be attested by the secretary or the assistant secretary, unless the by-laws or a resolution of the board of directors shall provide that other officers are authorized to execute the Lease, in which event a certified copy of the by-laws or resolution, as the case may be, must be furnished. Tenant's corporate seal must be affixed.

                                 RIDER TO LEASE
                                 --------------

         THIS RIDER is annexed to and forms part of the Lease dated           ,
between ROUSE-ORLANDO, INC., a Maryland corporation as Landlord, and PIZZERIA REGINA FLORIDA, INC., a Florida corporation, t/a PIZZERIA REGINA, as Tenant.

                  The printed part of the Lease is hereby modified and supplemented as follows. Wherever there is any conflict between this Rider and the Lease, the provisions of this Rider are paramount and the Lease shall be construed accordingly.

         Section 1.1.  (The printed Section deals with Certain Defined Terms):

         W. Delete the words and number "eighteen percent (18%)" appearing in the printed Section 1.1.W., and insert in lieu thereof "two (2) percentage points over the Prime Rate, reported as of the beginning of the most recent calendar quarter prior to the date as of which the interest is to accrue. 'Prime Rate' is an annual percentage rate published by The Wall Street Journal in its Money Rates."

         Y. Delete the printed Section 1.1.Y. and insert the following in lieu thereof:

         "Y. 'Anchor Store' means any department or specialty store which occupies a floor area in excess of 50,000 square feet in the Shopping Center."

         Section 2.1.       (The printed Section deals with Demise):

         Add the following at the end of the printed Section 2.1.:

         "Landlord represents that, at the time of execution of this Lease, there are no agreements of record applicable to the Premises which would prohibit Tenant from operating its Permitted Use in the Premises."

         Add the following to the end of the printed Section 2.1.:

         "The parties hereto agree that upon request within sixty (60) days after completion of the work required of Tenant under Section 7.1. hereof, the Premises shall be remeasured by Landlord using the formula set forth in Section 1.1.U. hereof. If the total area of the Premises is found to be less than or greater than the area as set-forth in the printed Section 1.1.D., then Landlord and Tenant shall execute an amendment to the Lease to correct the discrepancy in the total area of the Premises, for all purposes of this Lease. If neither party requests said remeasuring within the aforesaid 60-day period, the Floor Area stated in Section 1.1.D. shall be deemed accepted by the parties hereto for all purposes of this Lease."

         Section 3.1.       (The printed Section deals with Term):

         Delete the phrase "the first day on which the Premises are 'Ready for Occupancy' (as defined in Section 7.3.)" in the first and second lines of the printed Section 3.1. and insert the phrase "the Grand Opening Date, as determined by Landlord, which date shall not be earlier than March 4, 1998" in lieu thereof.

         Section 3.3.      (The printed Section deals with Holding Over):

         Add the following to the end of the printed Section 3.3.:

         "For a period of sixty (60) days following the expiration of the Term, provided Landlord and Tenant are engaged in good-faith negotiations for a renewal or extension of this Lease, the provisions of this Section 3.3. shall be waived with regard to the change in the terms regarding the payment of Rental, and during such 60-day period, Tenant shall continue to pay the Rental which was due and payable under the Lease at the end of the Term.

         "If such negotiations terminate before the expiration of said 60-day period, or if Landlord and Tenant have not executed a renewal ].ease or an extension of this Lease within the aforesaid 60-day period,, the provisions of this Rider Section 3.3. shall no longer be applicable, and the full provisions of the printed Section 3.3. shall prevail. Nothing herein shall be construed to obligate Landlord to negotiate with Tenant for a renewal or extension of this Lease,"

         Delete the word "twice" in the sixth line of the printed Section 3.3. and insert in lieu thereof the words "one and one-half (1-1/2) times."

         Section 4.1. (The printed Section deals with Prompt Occupancy and Use):

         After the words "continuously use" in the second line of the printed
Section 4.1., add the following: ",except when the Shopping Center is not open for business to the public."

         Section 4.3.      (The printed Section deals with Tenant Trade Name):

         Add the following to the end of the printed Section 4.3.:

         "So long as Pizzeria Regina Florida, Inc. is Tenant under this Lease and is not in default of any of the terms and conditions thereof beyond any applicable cure period, Landlord will not unreasonably withhold its consent to a change in Tenant Trade Name provided the majority of Tenant's stores operating under the same Tenant Trade Name at the time of such name change shall be changing their trade name to the same new trade name as the new trade name being requested for the Premises, and such other trade name will not conflict with, and is non likely to confuse the public regarding, the trade names of on her tenants in the Shopping Center. Within thirty (30) days of a permitted change in Tenant Trade blame, Tenant agrees, at its sole cost and expense, to replace its storefront sign to reflect the new Tenant Trade Name. Plans and specifications for such storefront sign must be set forth. in detail and submitted to Landlord for approval prior to installation of said sign."

         Section 4.4.      (The printed Section deals with Store Hours):

         After the word "Landlord" in the fourth line of the printed Section 4.4., add the following: ", except for customary holidays observed by Landlord when the Shopping Center is closed for business."

         Delete the words and number "One Hundred Dollars ($100.00)" in the seventh line of the first paragraph of the printed Section and insert in lieu thereof the words and number "Fifty Dollars ($50.00)."

         After the word "request" in the second line of the second paragraph of the printed Section 4.4., add the following: "which approval shall not be unreasonably withheld or delayed."

         Before the word "Tenant's" in the third line of the second paragraph of the printed Section 4.4., add the words "and due solely to".

         Add the following to the end of the printed Section 4.4.:

         "Notwithstanding anything to the contrary contained in this Section 4.4., Landlord shall give Tenant notice one (1) time in each Rental Year for Tenant's failure to open for business at the Premises at least during the Store Hours on any one (1) day before assessing the liquidated damages for such breach or imposing such other remedies available to Landlord under this Lease for such failure. On the second add subsequent such failure in any one (1) Rental Year, Landlord shall have recourse to any remedy available to it under this Lease, including, but not limited to, the collection of liquidated damages."

         Section 5.3. (The printed Section deals with Annual Percentage Rental):

         Delete the printed Section 5.3. in its entirety and insert in lieu thereof the following:

         "Tenant shall be under no obligation to make any payments of Annual Percentage Rental in any Rental Year until Tenant has achieved the Breakpoint set forth in Section 1.1.H. of this Lease for that Rental Year. Upon achieving such Breakpoint in any Rental Year, Tenant shall thereupon make monthly payments of Annual Percentage Rental payable on or before the fifteenth (15th) day following the close of each full calendar month during the Term, based on Gross Sales for such period. Monthly payments of Annual Percentage Rental shall be calculated by multiplying the amount of Gross Sales for the month in question by the percentage specified in Section 1.1.H., the first such payment to include also any prorated Annual Percentage Rental for the period from the date Tenant's Gross Sales reach the Breakpoint see forth in Section 1.I.H. to the first day of the next full calendar month in the Term. If necessary, as soon as practicable after the end of each Rental Year, the Annual Percentage Rental paid or payable for such Rental Year shall be adjusted between Landlord and Tenant, each party hereby agreeing to make such adjustment and to pay to the other, on demand, such amount as may be necessary to effect adjustment to the agreed Annual Percentage Rental."

         Section 5.5.  (The printed Section deals with "Gross Sales" Defined):

         At the end of clause (b) appearing in the first paragraph of the printed Section 5.5., add the words "to or from the Premises."

         Section 5.6. (The printed Section deals with Statements of Gross
Sales):

         Insert the word "reasonable" before the word "cost" in the fifteenth line of the first paragraph of the printed Section 5.6.

         Add the following to the end of the printed Section 5.6.:

         "Notwithstanding anything to the contrary in this Section 5.6., so long as Tenant's records are maintained in accordance with generally accepted accounting principles, reporting of Gross Sales remains accurate, and Tenant is not in default under the provisions of Sections 5.2., 5.3. and 5.7. of this Lease, Tenant's annual statement of Gross Sales may De signed by Tenant's Chief Financial Officer in lieu of certification by an independent Certified Public Accountant. In the event Landlord's audit of Tenant's Gross Sales reveals a discrepancy in Annual Percentage Rental previously payable in excess of three percent (3%) for any one Rental Year, or Tenant defaults under said Sections 5.2., 5.3. or 5.7., Tenant shall. be required to have such statement accompanied by the signed certificate of an independent Certified Public Accountant for each Rental Year during the remainder of the Term, as further provided in the printed
Section 5.6."

         Section 5.7.  (The printed Section deals with Tenant's Records):

         Insert the words "ten (10) days written" before the word "advance" in the ninth line of the printed Section 5.7.

         After the words "time to time" in the ninth line of the printed Section 5.7., add the words ", within three (3) years after the end of each Rental Year,"

         Delete the last two sentences of the printed Section 5.7.

         Add the following to the end of the printed Section 5.7:

         "For the purpose of this Section 5.7. regarding Tenant's requirement to keep books and records which disclose all information required to determine Gross Sales, it is agreed that Tenant's normal business records will be considered sufficient, so long as such records are kept in accordance with generally accepted accounting principles, and so long as Tenant has established an adequate system of internal control."

         After the word "notice" in the nineteenth line of the printed Section 5.7., add the words "as provided herein."

         Section 5.8. (The printed Section deals with Payment of Rental):

         Delete the words and number "ten percent (10%)" in the fifth line of the printed Section 5.8. and insert in lieu thereof the words and number "five percent (5%)"

         Section 5.9. (The printed Section deals with Advance Rental

         Delete the printed Section 5.9. in its entirety.

         Section 5.10. (The printed Section deals with Future Expansion):

         Add the following to the end of the printed Section 5.10.:

         "Notwithstanding anything contained in this Section 5.10. to the contrary, it is hereby. agreed that the aforementioned increase in Annual Basic Rental shall only apply upon the occurrence of the opening for business of additional 90,000 square foot Anchor Store(s)."

         Delete the words and number "ten percent (10%)" in the printed Section
5.10. and insert the words and number "five percent (5%)" in lieu thereof.

         Section 6.1. (The printed Section deals with Tenant to Pay Proportionate Share of Taxes):

         Add the following phrase after the word "special" in the third line of the printed Section 6.1:

         "including Dovera Community Development District assessments".

         Delete the words "Landlord's Floor Area" appearing in the fourteenth line of the printed Section 6.1., and insert "Landlord's Qualifying Floor Area" in lieu thereof.

         Add the following to the end of the printed Section 6.1.

         "If a betterment or improvement assessment is payable in installments, the following shall apply: Regardless of whether Landlord elects to pay the assessment in installments, Tenant's proportionate share of the Taxes shall be computed as though Landlord had elected to pay the same in the maximum number of installments permitted by law without additional costs, penalties or interests being assessed by reason of such installments, provided the Term has not expired or the Lease has not terminated. Tenant shall not have any liability with respect to installments which are attributable to the period after the expiration of the Term."

         Add the following to the end of the printed Section 6.1.:

         "Landlord agrees that it will pay the appropriate taxing authority all taxes assessed, levied or imposed against the Shopping Center Area which Landlord is required to pay, subject to Landlord's right to contest or appeal in an effort to reduce any such tax, assessment or charge. So long as Tenant is not in default of the requirement to pay its Taxes, Tenant shall not be required to pay any interest or penalties imposed for non-payment of Taxes."

         Add the following to the end of the printed Section 6.1.:

         "Within a reasonable time after receipt of Tenant's written request therefor, Landlord shall forward copies of paid real estate tax bills to Tenant indicating that said bills have been paid. Landlord shall also forward all reasonable and non-confidential Information required by Tenant to compute its proportionate share of said Taxes."

         Add the following to the end of the printed Section 6.1.:

         "Nothing in this Section 6.1. shall require Tenant to pay any general income, franchise, corporate transfer, estate or gift tax imposed upon Landlord generally rather than as owner and/or lessee the Shopping Center Area."

         Before the word "fees" in the eighth line of the printed Section 6.1., add the word "reasonable".

         Section 6.2. (The printed Section deals with Payment of Proportionate Share of Taxes):

         Before the word "determination" in the seventh line of the printed
Section 6.2., add the word "reasonable".

         Section 7.3. (The printed Section deals with "Ready for Occupancy" Defined):

         Add the words "within a maximum of two (2) weeks from such date" after the word "business" at the end of the printed Section 7.3.(b).

         Section 7.4. (The printed Section deals with Effect of Opening for Business):

         At the end of the printed Section 7.4., change the period to a comma and insert the following language: "except, however, that Landlord shall repair
(i) any apparent defect in work performed by Landlord and which is brought to Landlord's attention within thirty (30) days from the date Tenant takes possession of the Premises, and (ii) any latent defect in work performed by Landlord and which is brought to Landlord's attention within six (6) months from the date Tenant takes possession of the Premises."

         Section 7.5. (The printed Section deals with Mechanic's Liens):

         After the word 'may' in the twenty-fifth line of the printed Section 7.5., insert: ", after thirty (30) days notice to Tenant,".

         Notwithstanding anything to the contrary contained in the printed
Section 7.5., Tenant shall be allowed thirty (30) days after notice from Landlord to cause such mechanic's lien to be discharged of record or bonded to the satisfaction of Landlord; provided, however, if such mechanic's lien (a) delays a draw under Landlord's construction financing, or (b) delays the closing of Landlord's permanent financing, Tenant shall, after notice from Landlord, immediately cause such mechanic's lien to be discharged of record or bonded to the satisfaction of Landlord.

         Section 7.6. (The printed Section deals with Tenant's Leasehold improvements):

         At the end of the second paragraph of the printed Section 7.6., change the period to a comma, and insert the phrase "ordinary wear and tear excepted."

         Add the following to the end of the printed Section 7.6.:

         "Notwithstanding anything to the contrary contained in this Section 7.6., Landlord agrees to subordinate any lien which it may have on Tenant's goods, inventory, equipment, trade fixtures and all other personal property belonging to Tenant, excluding leasehold improvements, and any such items acquired by Tenant with funds received from a construction allowance, if any, paid by Landlord as a construction allowance pursuant to this Lease, on a form acceptable to Landlord, to the rights of a recognized institutional lender or supplier of inventory to be sold under the terms and conditions of' this lease which is a secured creditor of Tenant for the purpose of originally financing said goods, inventory, equipment, trade fixtures and all other personal property for use in the Premises.

         "Tenant shall pay to Landlord, as Additional Rental, the sum of One Hundred Dollars ($100.00) to cover Landlord's administrative costs, overhead and counsel fees, plus all out-of-pocket expenses, in connection with such subordination of lien and any and all additional costs and expenses incurred as a result thereof."

         Section 8.1. (The printed Section deals with Operations by Tenant):

         (1)      Add the following to the end of the printed Section 8.1.(1):

         "Notwithstanding anything to the contrary contained in the printed
Section 8.1.(1), Tenant shall not be required to operate business in the Premises in a manner inconsistent with the quality of operation of Tenant at its other locations at the time of the execution of this Lease."

         (m) Insert the word "reasonably" before the word "determined" in the printed Section 8.1. (m).

         (m) Insert a period after the word "Landlord" in the printed Section
8.1. (m) and delete the remainder of the clause.

         (z) Insert the word "unreasonably" before the word "drain" in the twenty-fourth line of the printed Section 8.1. (z).

         Delete the word "and" appearing between subsections (l) and (m) and in the printed Section 8.1.

         At the end of the first paragraph of the printed Section 8.1., change the period to a semicolon and insert the following language:

         "(aa) have the filters in the hoods to the food processing exhaust systems removed daily and washed; (bb) have the hoods scraped and cleaned a minimum of once every three (3) months, or as designated by Landlord, a record of such cleaning to be presented to Landlord's Shopping Center Manager; (cc) install grease traps in the Premises and keep same in a clean and sanitary condition and in good working order and repair, such traps to be thoroughly cleaned on a monthly basis and a record of such cleaning to be presented to Landlord's Shopping Center Manager; and (dd} if gas is used in the Premises, install a proper gas cut-off valve in the Premises."

         Section 8.2. (The printed Section deals with Signs and Advertising):

         Delete the words "without first obtaining Landlord's approval" in the fifth line of the printed Section 8.2. and insert the following in lieu thereof:
"unless the same is placed and maintained in accordance with the terms of that portion of Schedule C headed 'Sign Criteria'"

         Section 8.3. (The printed Section deals with Painting and Displays by Tenant):

         After the word "approval" appearing in the second line of the printed
Section 8.3., change the period to a semicolon, and insert the following:
"provided, however, that Landlord's approval shall not be necessary for the painting or decorating of any portion of the interior of the Premises so long as such painting or decorating is in conformance with the color or decorating scheme originally installed by Tenant and approved by Landlord for the Premises."

         Before the word "determined" appearing in the seventh line of the printed Section 8.3., insert the word "reasonably", and after the first occurrence of the word "Landlord" in the seventh line, insert "based upon Schedule C attached hereto."

         Section 8.4. (The printed Section deals with Trash Removal Service):

         Add the following to the end of the printed Section 8.4.:

         "If Landlord is providing trash removal service to the Premises, Landlord agrees that any charges imposed by it for such trash removal shall be reasonable for and competitive with the same quality of service rendered by other companies providing trash removal service in the area in which the Shopping Center is located."

         After the word "increase" in the seventh line of the printed Section 8.4., add the words "or decrease".

         Section 8.6. (The printed Section deals with Hazardous Substances):

          (b) At the beginning of the printed Section 8.6.(b), insert the phrase "if Tenant engages in Hazardous Substance Activity,"

         (c) At the beginning of the printed Section 8.6.(c), insert the phrase "if Tenant engages in Hazardous Substance Activity,"

         (e) At the beginning of the printed Section 8.6.(e), insert the phrase "if Tenant engages in Hazardous Substance Activity,"

         (g) Add the following to the end of the printed Section 8.61(g): ", but with respect to testing required by Landlord's Mortgagee, Tenant shall only be responsible for testing costs for Releases caused by the acts or omissions of Tenant, its officers, agents, contractors, employees or invitees"

         (h) At the end of the printed Section 8.6.(h), insert the phrase "caused by the acts or omissions of Tenant, its officers, agents, contractors, employees or invitees".

         Add the following to the end of the printed Section 8.6.:

         "As of the date of execution of this Lease, to the best of Landlord's knowledge and information, the Common Areas of the Shopping Center. are in compliance with all federal, state, local and municipal codes, laws, ordinances and regulations which relate to Hazardous Substances."

         Add the following to the end of the printed Section 8.6.:

         "Landlord agrees that it shall not look to Tenant for contribution to the cost of any remedial activity necessitated as a result of a sudden catastrophic spill or discharge involving Hazardous Substances in the Premises, except to the extent (if any) that such existence resulted, directly or indirectly, from the acts or omissions of Tenant, its officers, agents, contractors, employees or invitees."

         "Landlord agrees that it shall not require Tenant to contribute to the cost of any remedial activity required in the Premises by laws or regulations in effect as of the execution of this Lease due to the presence of a Hazardous Substance (defined as of the execution date) in the Premises, unless the remedial activity is required due to the actions or negligence of Tenant, its agents, contractor or employees."

         Section 9.1. (The printed Section deals with Repairs to be Made by Landlord):

         After the words "structural columns" appearing in the second line of the printed Section 9.1., add the words ", roof (subject to the provisions contained in Section 10.4. and Section 10.5.)"

         Section 9.2. (The printed Section deals with Repairs to be Made by Tenant):

         Add the following to the end of the printed Section 9.2.:

         "Tenant's obligation to repair electrical, plumbing and other mechanical installations contained within the Premises shall be limited to such installations which are used solely by Tenant."

         "Notwithstanding anything to the contrary contained herein or in Schedule F, Tenant shall not be required or obligated to replace the heating, ventilating and air-conditioning system or the systems which are Landlord's responsibility to repair and maintain, serving the Premises.

         Section 9.3. (The printed Section deals with Damage to Premises):

         Delete the word and number "five (5)" appearing in the fifth line of the printed Section 9.3., and insert the word and number "ten (t0)" in lieu thereof.

         Section 9.4. (The printed Section deals with Alterations by Tenant):

         Add the following to the end of the printed Section 9.4.:

         "Notwithstanding anything to the contrary contained in this Section 9.4., without first obtaining Landlord's prior written consent or approval, Tenant shall have the right to make interior repairs or replacements in and to the Premises, provided (i) such interior alterations neither require any structural alteration nor impose any greater load on any structural portion of the Premises, (ii) such interior repairs or replacements are in accordance with Tenant's originally approved plans and are in conformance with Schedules B and C attached hereto, (iii) the cost of such interior repair or replacement shall not exceed Five Thousand Dollars ($5,000.00) per Rental Year and (iv) Tenant agrees to indemnify and hold harmless Landlord from and against all claims, actions, liability and damage sustained by Landlord (including, without limitation, as provided in Section 9.2.) as a result of any such work by Tenant, its agent, employees or contractors."

         Before the word "interference" in the ninth line of the printed Section 9.4., add the word "material"

         Section 9.5. (The printed Section deals with Changes and Additions to Shopping Center):

         Add the following phrase after the word "reduce" in the eleventh line of the printed Section 9.5.:

         "Landlord's Floor Area required for the determination of the date on which the Premises are Ready for Occupancy as described in clause (d) of Section 7.3, or"

         Add the following to the end of the printed Section 9.5:

         "Any changes or additions by Landlord to the Shopping Center Area shall be performed in such a manner so as not to unreasonably interfere with Tenant's use of the Premises and shall not change in a material, adverse way the access to the Premises from the Common Areas adjacent to the Premises. In no event, however, shall this provision prevent Landlord from installing and maintaining kiosks or pushcarts in the Common Areas."

         Section 9.6. (The printed Section deals with Roof and Walls):

         Delete the word "deny" in the seventh line of the printed Section 9.6. and insert the words "materially interfere with" in lieu thereof.

         After the word "thereof" in the seventh line of the printed Section 9.6., delete the period and add the following: "and only after reasonable prior notice, except in the case of emergencies."

         Section 10.2. (The printed Section deals with Management and Operation of Common Areas):

         (i) After the word "reasonable" appearing in the printed Section 10.2.(i), insert: "and non-discriminatory".

         Add the following to the end of the printed Section 10.2.:

         "Landlord covenants and agrees that it will provide, operate, repair and maintain such Common Areas as are reasonably required for the operation of a first class shopping center."

         Add the following to the end of the printed Section 10.2.:

         "Landlord agrees that the exercise of its rights under this Section
10.2. will not materially, adversely affect access to the Premises from the Common Areas immediately in front of and adjacent to the Premises or Tenant's use of the Premises."

         Section 10.3. (The printed Section deals with Employee Parking Areas):

         Add the following to the end of the printed Section 10.3.:

         "Tenant shall not be charged Ten Dollars ($10.00) per car per day pursuant to this Section 10.3. until the third and subsequent such violation after Landlord has given notices for the first two (2) such violations."

         Section 10.6. (The printed Section deals with Mall Heating, Ventilating and Air-Conditioning Equipment Contribution Rate):

         Delete the printed Section 10.6. in its entirety, and insert the following in lieu thereof:

         "The Mall Heating, Ventilating and Air-Conditioning Equipment Contribution shall be included with the HVAC Equipment Contribution Rate provided for in Section 1.1.J. of this Lease."

         Section 10.7. (The printed Section deals with Renovation or Expansion of Common Areas):

         Delete the printed Section 10.7. in its entirety.

         Section 11.2. (The printed Section deals with Tenant's Contribution to Marketing Fund):

         Add the following to the end of the printed section 11.2.(a):

         "Notwithstanding anything to the contrary contained herein, increases in Tenant's Annual Marketing Fund Contribution for any Fund Year shall not exceed five percent (5%) of Tenant's Annual Marketing Fund Contribution for the preceding Fund Year."

         (b) Add the following to the end of the printed Section 11.2.(b):

         "Tenant's obligation to pay an Expansion Opening Contribution shall be limited to expansions of the Shopping Center which increase Landlord's Floor Area by 40,000 square feet or more and/or the opening for business of a fourth Anchor Store in the Shopping Center."

         Section 11.4. (The printed Section deals with "First Association Year" and "Association Year" Defined):

         At the end of the printed Section 11.4., change the period to a semi-colon, and insert the following: "or, at the option of Landlord, as defined by the Marketing Fund."

         Section 12.1. (The printed Section deals with Water, Electricity, Telephone and Sanitary Sewer):

         After the first appearance of the word "Premises" in the third line of the second paragraph of the printed Section 12.1., delete the period and add the following: "as set forth in Schedule E."

         After the second appearance of the word "Landlord" in the eighth line of the second paragraph of the printed Section 12.1., add the words "and reasonably satisfactory to Tenant."

         Delete the period at the end of the third paragraph of the printed
Section 12.1., and add the following: ", and provided further that Landlord shall use its reasonable efforts to minimize interruption to electricity service to the Premises."

         After the word "therefor" in the fifth line of the last paragraph of the printed Section 12.1., add the words "which approval shall not be unreasonably withheld or delayed."

         Add the following to the end of the printed Section 12.1.:

         "If any utility to the Premises should become unavailable for a period in excess of seventy-two (72) consecutive hours and such unavailability is directly caused by the willful act or gross negligence of Landlord, all Rental shall abate until utility service to the Premises is restored."

         "Upon the expiration of the Term or at such other time as Tenant may vacate the Premises, Tenant, at its sole cost and expense, shall cap the plumbing in the Premises. Such work shall be performed to meet code requirements."

         Section 12.2. (The printed Section deals with Heating, Ventilating and Air-Conditioning):

         Before the word "Tenant" in the fourth line of the second paragraph of the printed Section 12.2., add the words "such documentation is reasonably satisfactory to Landlord, and provided further that."

         After the word "Landlord" in the third line of the third paragraph of the printed Section 12.2., add the words "in its reasonable determination."

         After the word "approval" in the sixth line of the third paragraph of the printed Section 12.2., add the words, "which approval shall not be unreasonably withheld."

         Before the word "cost" in the last line of the third paragraph of the printed Section 12.2., add the word "reasonable."

         Section 12.4. (The printed Section deals with Discontinuances and Interruptions of Utility Services):

         Delete the first two sentences of the printed Section 12.4.

         Section 13.1. (The printed Section deals with Indemnities):

         Before the word "attorneys" appearing in the third line of the printed Section t3.1., insert the word "reasonable"

         After the word "invitees" appearing in the eighth line of the printed
Section 13.1., insert the parenthetical phrase "(while in the Premises)".

         Add the following to the end of the printed Section 13.1.:

         "Landlord shall indemnify, hold harmless and defend Tenant, its agents, servants and employees from and against all claims, actions, losses and expenses made by third parties (including attorneys' and other professional fees), arising from any conduct, activity, act, omission or operation involving the use, handling, generation, treatment, storage, disposal or release of any Hazardous Substance in, from or to the Premises or the Shopping Center, to the extent caused directly by the actions of Landlord, its agents, servants and employees, and not arising solely out of Landlord's position as an Owner/Operator of the Shopping Center."

         Section 13.3. (The printed Section deals with Tenant's Insurance):

         Delete the phrase "At all times on and after delivery of the Premises to Tenant" in the first line of the printed Section 13.3. and insert the following: "At all times after the Premises are released to Tenant for construction of its improvements" in lieu thereof.

         Add the following to the end of the printed Section 13.3.(b):

         "Notwithstanding anything to the contrary contained in this Section 13.3.(b), Tenant may carry the insurance required under this Section 13.3.(b) in a deductible form, so long as the amount of such deductible does not exceed $25,000.00 and so long as Tenant agrees not to hold Landlord, its officers, agents, contractors or employees liable for any losses which would otherwise be covered by such deductible. Tenant hereby expressly waives all right of recovery against Landlord, its officers, agents, employees or contractors for damage which would otherwise be covered by any deductible contained in Tenant's insurance policies covering the Premises."

         Section 13.4. (The printed Section deals with Tenant's Contractor's Insurance):

         Add the following to the end of the printed Section 13.4.:

         "Notwithstanding anything to the contrary contained in this Section 13.4., Tenant's contractor may carry the insurance required under this Section
13.4. in a deductible form, so long as the amount of such deductible does not exceed $25,000.00 and so long as Tenant agrees to pay any party, including Landlord, for any losses suffered which would otherwise be covered by such deductible."

         (a) Delete the words and numbers "Three Million Dollars ($3,000,000)" appearing in clause (a) of the printed Section t3.4., and insert "One Million Dollars ($1,000,000.00))" in lieu thereof.

         (b) Delete the words and numbers "One Million Dollars ($1,000,000)" appearing in clause (b) of the printed Section 13.4., and insert "Five Hundred Thousand Dollars ($500,000.00)" in lieu thereof.

         Section 13.5. (The printed section deals with Policy Requirements):

         Insert the word "reasonable" before the word "approval" in the third line of the printed Section 13.5.

         After the word "certified" in the eleventh line of the printed Section 13.5., add the word "or registered".

         Section 13.6. (The printed Section deals with Increase in Insurance Premiums):

         Add the following to the end of the printed Section 13.6:

         "So long as Tenant complies with all laws, ordinances, rules and regulations of governmental authorities in effect and all recommendations of the National Fire Protection Association or similar entity selected by Landlord, Landlord shall not require Tenant to pay any insurance increase solely because Tenant's Permitted Use as of the Commencement Date results in the increase."

         Section 13.8. (The printed Section deals with Tenant to Pay Proportionate Share of Insurance Costs):

         Delete the words "Landlord's Floor Area" appearing in the third line of the second paragraph of the printed Section 13.8., and insert "Landlord's Qualifying Floor Area" in lieu thereof.

         Add the following to the end of the printed Section 13.8.:

         "Landlord warrants that it maintains and covenants that it will at all times maintain all risks casualty insurance covering Landlord's Building in an amount equal to at least ninety percent (90%) of its full replacement value, or such greater percent as is necessary to prevent the application of the co-insurance provisions."

         After the word "insurance" in the second line of the printed Section 13.8., add the words "required hereunder."

         Section 14.1. (The printed Section deals with Landlord's Obligation to Repair and Reconstruct):

         Delete the words "; provided, however, that," after the word "Landlord" in the twelfth line of the printed Section 14.1. and insert the following in lieu thereof: ", but Landlord shall not be required to perform any work beyond that described in Sections A and B of Schedule B".

         After the word "Rental" in the sixth line of the printed Section 14.1., add the words "and other charges".

         Section 14.2. The printed Section deals with Landlord's Option to Terminate Lease):

         Add the following to the end of the printed Section 14.2.:

         "Tenant shall have the right to terminate this Lease if the Premises are damaged in whole or in part and are thereby rendered untenantable for a period of thirty (30) days or more during the last three (3) years of the Term hereof, by giving Landlord written notice of such termination within thirty (30) days after the occurrence of such Casualty. In the event Tenant so terminates, both parties hereto shall be relieved of all obligations under this Lease saving and excepting those obligations occurring or accruing prior to such termination."

         Add the following at the end of the printed Section 14.2.:

         "Landlord shall have the right to terminate this Lease as specified in
(a), (b) and (c) of the printed Section 14.2. only in the event that (i) Landlord elects not to rebuild the Premises and does not commence rebuilding of the Premises within one (1) year after the date of such Casualty, and (ii) Landlord terminates the leases of all other retail tenants in Landlord's Building similarly affected by such

Casualty, in which event, subject to Section 20.22. hereof, both parties will be relieved of all obligations under this Lease except those obligations occurring or accruing prior to the date of such termination."

         Add the following at the end of the printed Section 14.2.:

         "If any of the events described in the printed Section 14.2. occur, and Landlord does not elect to exercise is right to terminate this Lease, Landlord shall give Tenant notice within ninety (90) days after the date of such Casualty, as to the length of time Landlord reasonably expects it shall take to restore the Premises. If the Premises cannot be repaired or restored within one
(1) year after the date of such Casualty, Tenant shall have the right to terminate this Lease within thirty (30) days after receipt of such notice from Landlord by giving Landlord notice of its intention to so terminate. In the event of such termination, both parties, subject to Section 20.22. hereof, will be relieved of all obligations under this Lease except those obligations occurring or accruing prior to the date of such termination."

         Section 14.3. (The printed Section deals with Demolition of Landlord's Building):

         Add the following to the end of the printed Section 14.3.:

         "It is agreed between the parties hereto that if it is Landlord's decision to demolish the building in which the Premises are located, then in that event Tenant may terminate this Lease upon ninety (90) days' notice to Landlord. In the event of such termination, both parties hereunder shall be relieved of all obligations under this Lease saving and excepting those obligations occurring or accruing prior to such termination."

         Section 15.1. (The printed Section deals with Effect of Taking):

         Add the following to the end of the printed Section 15.1.:

         "If a material part of the Premises shall be taken under the power of eminent domain to the extent that it is unreasonable to expect Tenant to continue to operate its business in the Premises, or substantially impairs its ability to conduct its business in the Premises, Tenant may terminate this Lease, as of the date when Tenant is required to yield possession, by giving notice to that effect to Landlord within thirty (30) days after such date. In the event of any such termination, both parties shall be relieved of all obligations under this Lease as of the date of such termination, saving and excepting any obligation occurring or accruing prior to the date of such termination."

         Section 16.1. (The printed Section deals with Landlord's Consent Required):

         Add the following to the end of the printed Section 16.1.:

         "Notwithstanding anything which may be to the contrary in this Section 16.1., provided Tenant is not in default under any of the terms and conditions of this Lease, and further provided that Tenant has fully and faithfully performed all of the terms and conditions of this Lease, Tenant shall have the right, with written notice to Landlord within thirty (30) days of such assignment, to assign this Lease to any parent, subsidiary or affiliate corporation of Tenant, or to the surviving corporation in connection with a merger, consolidation or acquisition between Tenant and any of its subsidiaries for any of the then remaining portion of the unexpired Term without Landlord's consent, at any time during the Term of the Lease, provided: (i) the net assets of the assignee corporation at the time of the assignment shall not be less than the net assets of Tenant at the time of the signing of this Lease; (ii) the assignee corporation provides Landlord with audited financial statements certifying such net assets; (iii) such assignee continues to operate the business conducted in the Premises under the same Tenant Trade Name, in the same manner as Tenant and pursuant to all of the provisions of this Lease; (iv) such assignee corporation shall assume in writing in form acceptable to Landlord all of Tenant's obligations under this Lease and Tenant shall provide Landlord with a copy of such assignment; and (v) Tenant continues to remain liable on this Lease for the performance of all terms, including but not limited to, payment of Rental due under this Lease."

         Add the following to the end of the printed Section 16.1.:

         "Notwithstanding anything to the contrary contained in this Section 16.1., so long as PIZZERIA REGINA FLORIDA, INC. is Tenant under this Lease and is not in default of any of the terms and conditions thereof, and further provided that Tenant has fully and faithfully performed all of the terms and conditions of this Lease, Landlord will not unreasonably withhold consent to an assignment of this Lease for any of the unexpired portion of the Term to an entity acquiring all or substantially all of the assets of Tenant, provided: (i) the net assets of the assignee at the time of the assignment shall not be less than the net assets of Tenant at the time of the signing of this Lease; (ii) assignee provides Landlord with audited financial statements certifying such net assets or sufficient financial information to determine the assignee's net worth; (iii} such assignee does not adversely affect the quality and type of business operation which Tenant has conducted theretofore; (iv) such assignee shall possess qualifications for the Tenant business substantially equivalent to those of Tenant and have demonstrated, recognized experience in operating such a business, including, without limitation, experience in operating a similar quality retail food business in a first-class regional shopping center; (v) Landlord is given sufficient information from which to conclude that the Annual Percentage Rental payable hereunder will not decrease; (vi) Tenant shall pay to Landlord an assignment fee of One Thousand Dollars ($1,000.00) prior to the effective date of the assignment, plus all out-of-pocket expenses to reimburse Landlord for costs and expenses incurred with respect to the assignment, including, without limitation, review of financial materials, meetings with representatives of assignor and/or assignee and preparation, review, approval and execution of the required assignment documentation; (vii) as of the effective date of the assignment, the Annual Basic Rental shall be increased to equal the total Annual Basic Rental and Annual Percentage Rental paid or payable by Tenant for the twelve-month period immediately preceding the assignment, and the Breakpoint set forth in Section 1.1.H. of this Lease shall be increased accordingly; (viii) Landlord shall receive, upon execution of its consent, fifteen percent (15%) of the sale price of Tenant's business being assigned hereunder (for the avoidance of doubt, Tenant's business means the business of Tenant in Oviedo, Florida); (ix) such assignee continues to operate the business conducted in the Premises under the Tenant Trade Name or a trade name acceptable to Landlord, and in the same manner as Tenant and pursuant to all of the provisions of this Lease; (x) such assignee shall assume in writing, in form acceptable to Landlord, all of Tenant's obligations under this Lease; and (xi) Tenant continues to remain liable on this Lease for the performance of all terms, including, without limitation, payment of Rental due under this Lease. Landlord and Tenant acknowledge and agree that it shall not be unreasonable for Landlord to withhold its consent to an assignment of this Lease if, in Landlord's sole business judgment, the assignee lacks sufficient business experience or net worth to successfully operate the business at the Premises in accordance with the terms, covenants and conditions. of this Lease."

         (b)(vi) Before the phrase "out-of-pocket" in lines seven and eight of the printed Section 16.1.(b)(vi), add the word "reasonable."

         (b)(vii) After the word "transfer" in the last line of the printed
Section 16.1.(b)(vii), add the following: ", and the Breakpoint set forth in
Section 1.1.H. of this Lease shall be increased accordingly;"

         (b)(x) Delete the following in the first to third lines of the printed
Section 16.1.(b)(x): "the full unamortized amount given to the original Tenant under this Lease,".

         Section 16.2. (The printed Section deals with Transfer of Corporate Shares):

         Add the following to the end of the printed Section 16.2.:

         "Notwithstanding anything to the contrary contained in this Section 16.2., any transfers permitted without Landlord's consent under Section 16.1., subject to all of the provisions contained in Section 16.1. with regard to assignments, shall be permitted without Landlord's consent by transfer of stock under Section 16.2."

         Add the following to the end of the printed Section 16.2.:

         "Notwithstanding the provisions of this Section 16.2., so long as Tenant is not in default of any of the terms and conditions of this Lease, Landlord shall not exercise its right to terminate this Lease with respect to a transfer of corporate shares by bequest or inheritance between or among the present majority shareholders of Tenant, to their immediate family (i.e., spouses, parents, siblings, children, grandchildren or any spouse of any parent, sibling, child, or grandchild); provided, however, that upon such transfer by bequest or inheritance the operation of the business conducted in the Premises shall be in the same Tenant Trade Name and manner as Tenant and pursuant to all of the provisions of this Lease. Landlord's consent to the above transfer shall not waive Landlord's right with respect to any further transfer (except to another transferee which would be permitted above) of corporate shares by the aforesaid transferees."

         Add the following at the end of the printed Section 16.2.:

         "The printed Section 16.2. shall not apply in the event of a public offering of Tenant's stock on a nationally recognized securities exchange."

         "Notwithstanding the provisions of this Section 16.2., so long as Tenant is not in default of any of the terms and conditions of this Lease, Landlord shall not exercise its right to terminate this Lease due to a transfer of Tenant's corporate stock so long as such transfer complies with all of the provisions contained in Section 16.1.(b).

         Section 17.1. (The printed Section deals with "Event of Default" Defined):

         (f) Add the following to the printed Section 17.1(f):

         "Notwithstanding anything to the contrary contained in this Section 17.1.(f), Landlord shall give Tenant seven (7) days' notice of late payment of Rental once only in any one Rental Year during the Term before such late payment shall constitute an Event of Default hereunder. Upon the second and subsequent such occurrence in any Rental Year, Landlord shall have the right to proceed against Tenant and the Premises without such notice"

         (g) Delete the word and number "ten (10)", wherever they appear in the printed Section 17.1.(g) and insert "thirty (30)" in each instance in lieu thereof.

         After the word "times" in the ninth line of the printed Section 17.1.(g), add the words "with respect to the same covenant".

         Section 17.2. (The printed Section deals with Remedies):

         (a) Delete the words "or without" appearing in the first line of the printed Section 17.2.(a).

         (b) After the word "notice" in the third line of the printed Section 17.2.(b), add the words "and all applicable time to cure."

         (c) Delete the phrase "reenter the Premises" appearing in the second line of the printed Section 17.2.(c), and insert "initiate legal remedies available to Landlord" in lieu thereof;

         (c) Delete the phrases "without the necessity of legal proceedings" and "without resort to legal process", respectively, as they appear in the printed
Section 17.2.(c).

         Before the word "costs" in the first line of the last paragraph of the printed Section 17.2., add the word "reasonable."

         Section 17.3. (The printed Section deals with Damages):

         Add the following to the end of the printed Section 17.3.:

         "Landlord agrees to use reasonable efforts to relet the Premises so as to mitigate damages."

         Before the word "expenses" in the fourth line of the first paragraph of the printed Section 17.2., add the word "reasonable."

         Section 17.4. (The printed Section deals with Remedies in Event of Bankruptcy or Other Proceeding):

         Delete the last sentence of Section 17.4.(a), and insert in lieu thereof the following: "Upon the termination of this Lease as provided above, Landlord may avail itself of any of the remedies available in 17.3. and may dispossess Tenant by summary proceedings."

         Section 18.1. (The printed section deals with Subordination):

         Add the following at the end of the printed Section 18.1.:

         "Upon the written request of Tenant within sixty (60) calendar days after the Commencement Date, Landlord shall use its reasonable efforts to obtain a non-disturbance agreement from Mortgagee in favor of Tenant. Any fee charged by Mortgagee in connection with obtaining any such non-disturbance agreement shall be borne solely by Tenant. Landlord agrees, however, to notify Tenant in the event there is a fee connected therewith, in which event Tenant has the option to proceed or cancel its request for such non-disturbance agreement."

         Section 20.2. (The printed Section deals with Estoppel Certificates):

         Delete the words "an acceptable form" in the third line of the printed
Section 20.2. and insert the words "a form requested by Landlord or in the form attached hereto as Schedule D" in lieu thereof.

         Delete the words "required by such party" in the third and fourth lines of the printed Section 20.2. and insert the words "set forth in Schedule D" in lieu thereof.

         Delete the word and number "ten (10)" wherever they appear in the printed Section 20.2. and substitute the word and number "twenty (20)" in each instance in lieu thereof.

         Add the following to the end of the printed Section 20.2.:

         "At any time and from time to time, within thirty (30) days after Tenant shall request the same, Landlord will execute, acknowledge and deliver to Tenant, or such other party as may be designated by Tenant, a certificate setting forth the commencement and termination dates of the Lease, the amount of Rental payable by Tenant hereunder and the nature, if any, of any Event of Default existing as of the date of such certificate."

         Section 20.3. (The printed Section deals with Inspections and Access by Landlord):

         After the word "hours" appearing in the second line of the printed
Section 20.3., add the words ", after forty-eight (48) hours' written notice to Tenant at the Tenant Notice Address, except for emergencies or where Landlord's daily routine inspections as part of its normal operating procedure do not materially, adversely affect Tenant's routine use of the Premises,"

         Section 20.4. (The printed Section deals with Memorandum of Lease):

         Delete the printed Section 20.4., and insert the following in lieu thereof:

         "The parties hereby agree that, upon the request of either party, each will execute, acknowledge and deliver a short form or memorandum of this Lease in recordable form. Recording, filing and like charges and any stamp, charge for recording, transfer or other tax shall be paid by the party requesting recordation. In the event of termination of this Lease, within thirty (30) days after written request from Landlord, Tenant agrees to execute, acknowledge and deliver to Landlord an agreement removing such short form of lease from record. If Tenant fails to execute such agreement within said thirty-day period or fails to notify Landlord within said thirty-day period of its reasons for refusing to execute such agreement, Landlord is hereby authorized to execute and record such agreement removing the short form of lease from record. This provision shall survive any termination of this Lease."

         Section 20.6. (The printed Section deals with Successors and Assigns):

         After the word "Lease" appearing in the fifth line of the printed
Section 20.6., change the period to a comma, and add the following language: "or such assigns of Tenant to whom the assignment by Tenant does not require the consent of Landlord pursuant to the provisions of this Lease".

         Section 20.7. (The printed Section deals with Compliance With Laws and Regulations):

         Add the following to the end of the printed Section 20.7.:

         "Notwithstanding anything to the contrary contained in this Section 20.7., Tenant's obligations hereunder shall be limited to its exercise of the Permitted Use or its own improvements and those elements of the Premises the maintenance and repair of which Tenant bears responsibility under Section 9.2. hereof. If there is a change in any governmental statute, law, rule, order, regulation or ordinance affecting the Premises which requires the making of a change to any structural element in the Premises or to any improvement in the Premises originally required to be installed by Landlord at Landlord's expense, Landlord shall be responsible for and bear the cost of any such change."

         Section 20.17. (The printed Section deals with Corporate Tenants):

         Add the following to the end of the printed Section 20.17.:

         "If Landlord is a corporation, the undersigned officer of Landlord hereby warrants and certifies to Tenant that Landlord is a corporation in good standing and authorized to do business in the State in which the Premises are located."

         Add the following to the end of the printed Section

         "The undersigned officer of the corporation executing this Lease, ROUSE-ORLANDO, INC. (name of signing corporation), hereby further warrants and certifies to Tenant that the corporation, as Managing Agent, and he/she, as such officer, are authorized and empowered to execute this Lease on behalf of Landlord."

         Section 20.20. (The printed Section deals with Waiver of Certain
Rights):

         Before the word "counterclaim" appearing in the second line of the first paragraph and the third line of the second paragraph, respectively, of the printed Section 20.20., insert the word "non-compulsory" in each instance.

         Add the following to the end of the printed Section 20.20.:

         "Tenant shall only be obligated to waive its right to a jury trial in the event of a monetary Default or holding over.

         Section 20.21. (The printed Section deals with Limitation on Right of Recovery Against Landlord):

         Delete the second paragraph of the printed Section 20.21.

         Section 20.22. (The printed Section deals with Survival):

         After the word "Tenant" in the fourth line of the printed Section 20.22., add the words "and Landlord".

         Section 20.23. (Premises):

         (The printed Section deals with Relocation of

         Insert the phrase ",one time only during the Term" after the word "business" in the fourth line of the fifth paragraph of the printed Section 20.23.

         Add the following to the end of the printed Section 20.23.:

         "Landlord agrees that Tenant shall only be required to relocate the Premises if Landlord is relocating or expanding the Food Court.

         "In the event that Landlord requires Tenant to relocate and provided Tenant shall have furnished Landlord with the statement referred to in the last sentence of the sixth paragraph of the printed Section

20.23., Landlord agrees to pay to Tenant the unamortized value, at the time of such relocation, of Tenant's leasehold improvements which were installed in the Premises at Tenant's sole cost and expense. Said amortization shall be based on the straight-line depreciation method allowed by the Internal Revenue Code (1954, as amended) from the date of installation until the date of relocation. The unamortized value of Tenant's leasehold improvements will be paid to Tenant within thirty (30) days after the relocation date."

         Section 20.24. (The printed Section deals with Landlord's Option to Terminate):

         Delete the printed Section 20.24.

         Section 20.25. (The printed Section deals with Financing Contingency):

         Delete the printed Section 20.25.

         Add the following as new sections to the Lease:

         "Section 21.1. Products Liability Insurance and Liquor Liability Insurance.

         During the Term Tenant shall, at its expense, take out and keep in force a policy of products liability insurance in an amount satisfactory to Landlord. In addition, if at any time during the Term Tenant sells or dispenses alcoholic beverages pursuant to Section 1.1.F., Tenant shall, at its expense, take out and keep in force, a policy of liquor liability insurance with limits, for each occurrence, of not less than One Million Dollars ($1,000,000). Tenant shall comply in all respects with the provisions of Section 13.5. with respect to any such insurance and shall name Landlord and/or its designee(s) as additional insured(s)."

         "Section 21.2. The Food Court.

         Landlord shall provide a common eating area (the "Food Court") containing tables, chairs and other facilities or furnishings as Landlord may deem necessary for the non-exclusive use of Tenant's customers, together with janitorial, bussing and garbage removal services. The Food Court shall be kept in good repair and maintained in a clean, orderly and attractive condition. Landlord may, in its sole discretion, modify or relocate the Food Court from time to time.

         A. In consideration of the provision of the Food Court for use by Tenant's customers, Tenant shall pay Landlord, as Additional Rental, an amount calculated as follows and subject to adjustment as provided in B. below:

         (a) In the period from the Commencement Date through the end of the initial calendar year of the Term, Tenant shall pay to Landlord on the first day of each calendar month an amount determined by multiplying Twenty Dollars ($20.00) by Tenant's Floor Area and dividing the product thus obtained by twelve
(12), the first such payment to include also any prorated amount for the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term (the "Initial Food Court Charge").

         (b) In the succeeding calendar year of the Term, Tenant shall pay to Landlord on the first day of each calendar month a sum equal to an amount determined by increasing the Initial Food Court Charge by the greater of (i) four percent (4%) or (ii) the change in the Consumer Price index for All Urban Consumers (U.S. City Average) published by the Bureau of Labor Statistics of the United States

Department of Labor (the "Consumer Price Index") for the December immediately prior to the year for which the adjustment is being made as compared to the December Consumer Price Index reported for the preceding year (the "Annual Food Court Charge"). In each subsequent year, Tenant's Annual Food Court Charge shall be a sum equal to Tenant's Annual Food Court Charge for the prior calendar year adjusted by the greater of (i) 4% or (ii) the Consumer Price Index for the December immediately prior to the year for which the adjustment is being made as compared to the December Consumer Price Index reported for the preceding year.

         If during the Term the Consumer Price Index is changed or discontinued, Landlord shall choose a comparable index, formula or other means of measurement of the relative purchasing power of the dollar and such substitute index, formula or other means shall be utilized in place of the Consumer Price Index as it had been originally designated in this Lease.

         Notwithstanding anything to the contrary contained herein, increases in the Annual Food Court Charge for any year shall not exceed ten percent (10%) of the Food Court Charge for the preceding year.

         B. In the event that the amount payable by Tenant in any calendar year (or the initial calendar year) is less than two and one-half percent (1/2%) of Tenant's Gross Sales for the same period, and disclosed in its annual statement of Gross Sales to Landlord (in accordance with the printed Section 5.6.), Tenant shall pay Landlord, the difference between what Tenant has paid and two and one-half percent (2 4%) of its Gross Sales which amount shall be paid at the same time Tenant delivers its annual statement of Gross Sales to Landlord."

"Section 21.3. Quality Control.

         For the purpose of maintaining a uniform and consistent quality of merchandise and merchandising and for the mutual protection of all of The Food Court Tenants, Tenant agrees with Landlord as follows:

         (a) Landlord shall have the right to establish and from time to time modify standards of merchandise and standards of merchandising applicable to all of the Food Court Tenants and Tenant shall at all times comply with and meet such standards then in effect.

         (b) Tenant will remove from the Premises any food or other merchandise which, in the judgment of Landlord, does not meet the aforesaid standards, when and as directed by Landlord's Food Court manager or mall manager.

         (c) Tenant shall require its employees, at all times while working in the Premises, to dress in a uniform manner, which uniform shall be chosen by Tenant and shall be subject to the approval of Landlord. Tenant shall require its employees to have a neat and clean appearance and all attire worn shall be clean and in good repair.

         (d) All complaints against Tenant received by Landlord from customers will be promptly adjusted and satisfied to the satisfaction of the customer involved or Landlord's Food Court manager or mall manager.

         (e) Tenant shall comply with the oral or written directions of Landlord's Food Court manager or mall manager with respect to any of the matters mentioned in clauses (b) and (d) above within three (3) days after such directions are given, and if the matter shall not be corrected to the satisfaction of Landlord's Food Court manager or mall manager within such period, Landlord shall have the right to terminate this Lease effective as of the last day of the calendar month during which said three (3) day period shall have expired."

         THIS LEASE AGREEMENT CONTAINS IN SECTION 20.20. A MUTUAL WAIVER BY THE PARTIES OF THE RIGHT TO A JURY TRIAL IN CERTAIN ACTIONS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Lease under their respective hands as of the day and year first above written.

WITNESS:                              ROUSE-ORLANDO, INC., Landlord

--------------------------------      -----------------------------------------

WITNESS:

                                      By:                                (SEAL)
--------------------------------         --------------------------------
                                                  Vice-President

WITNESS:                              ATTEST:

--------------------------------


WITNESS:

--------------------------------      -----------------------------------------
                                                Assistant Secretary

                                                               (CORPORATE SEAL)


WITNESSES:                            PIZZERIA REGINA FLORIDA, INC., Tenant
                                      (a/k/a Pizzeria Regina of Florida, Inc.)\

                                      By:                                (SEAL)
--------------------------------         --------------------------------
                                                   President


                                     ATTEST:
--------------------------------

                                     ------------------------------------------
                                                    Secretary

                                                               (CORPORATE SEAL)

                                  SCHEDULE A-1
                                  ------------

                    LEGAL DESCRIPTION OF SHOPPING CENTER AREA
                    -----------------------------------------

Tract 1, Oviedo Crossing - The Marketplace Replat, according to the Plat thereof as recorded in Plat Book 51, pages 50 and 51 of the Public Records of Seminole County, Florida, further described as follows:

A tract of land lying in Section 17, Township 21 South, Range 31 East, described as follows:

         Commence at the southeast corner of Oviedo Crossing Terrace according to the Plat of Oviedo Crossing - Phase 1B as recorded in Plat Book 47, pages 100 through 101 of the Public Records of Seminole County, Florida, for a point of reference, said point lies on a non-tangent curve concave southeasterly; thence run northeasterly, along the easterly fight-of-way line of said Oviedo Crossing Terrace and said curve having a radius length of 1200.00 feet, a central angle of 29(degree)41'15", an arc length of 621.78 feet, a chord length of
         614.84 feet and a chord bearing of north 14(degree)15'42" east to the point of reverse curvature of a curve concave westerly; thence departing said easterly right-of-way line, run northerly along said curve, having a radius length of 570.00 feet, a central angle of 46(degree)03'47", an arc length of 458.25 feet, a chord length of
         446.01 feet and a chord bearing of north 06(degree)04'26" east to the point of beginning; thence run northwesterly, along said curve, having a radius length of 570.00 feet, a central angle of 2(degree)55'39", an arc length of 29.12 feet, a chord length of 29.12 feet and a chord bearing of north 18(degree)25'17" west; thence run north 66(degree)29'38" east, 14.26 feet; thence run north 66(degree)57'25" east, 40.30 feet to the point of curvature of a curve concave northwesterly; thence run northeasterly along said curve, having a radius length of 97.00 feet, a central angle of 33(degree)53'56", an arc length of 57.39 feet, a chord length of 56.56 feet and a chord bearing of north 50(degree)00'27" east to the point of tangency; thence run north 33(degree)03'29" east, 61.62 feet; thence run south 56(degree) 38'39" east, 45.83 feet to the point of curvature of a curve concave northerly; thence run easterly along said curve, having a radius length of 164.00 feet, a central angle of 83(degree)53'03", an arc length of 240.11 feet, a chord length of 219.23 feet and a chord bearing of north 81(degree)24'49" east to the point of tangency; thence run north 39(degree)28'18' east, 143.06 feet to the point of curvature of a curve concave northwesterly; thence run northeasterly along said curve, having a radius length of 695.00 feet, a central angle of 29(degree)04'52", an arc length of 352.75 feet, a chord length of
         348.98 feet and a chord bearing of north 24(degree)55'52" east; thence run north 45(degree)00'00" west, 368.78 feet to a point on a curve concave southeasterly; thence run northeasterly along said curve, having a radius length of 135.00 feet, a central angle of 24(degree)14'25", an arc length of 57.11 feet, a chord length of 56.69 feet and a chord bearing of north 38(degree)21'20" east to the point of tangency; thence run north 50(degree)28'33" east, 45.18 feet; thence run north 39(degree)31'27" west, 59.01 feet; thence run south 87(degree)56'40" west, 169.18 feet; thence run south 02(degree)03'20" east, 55.50 feet; thence run south 87(degree)56'40" west, 395.58


                                 Schedule A-1-1
         feet; thence run south 02(degree)03'20" east, 72.04 feet; thence run south 90(degree)00'00" west, 141.47 feet; thence run south 00(degree)00'00" east, 30.00 feet; thence run south 90(degree)00'00" west, 133.59 feet to a point on a curve concave northwesterly; thence run southwesterly along said curve, having a radius length of 581.00 feet, a central angle of 1(degree)04'24", an arc length of 10.88 feet, a chord length of 10.88 feet and a chord bearing of south 30(degree)55'11" west to the point of reverse curvature of a curve concave southeasterly; thence run southwesterly along said curve, having a radius length of 191.92 feet, a central angle of 6(degree)59'18", an arc length of 23.41 feet, a chord length of 23.39 feet and a chord bearing of south 27(degree)57'44" west; thence run south 90(degree)00'00" west, 48.50 feet to a point on a curve concave northeasterly; thence run southeasterly along said curve, having a radius length of 236.92 feet, a central angle of 83(degree)06'37", an arc length of 343.66 feet, a chord length of 314.32 feet and a chord bearing of south 21(degree)57'04" east to the point of tangency; thence run south 63(degree)30'23" east, 145.25 feet to the point of curvature of a curve concave southwesterly thence run southeasterly along said curve, having a radius length of 618.00 feet, a central angle of 6(degree)51'44", an arc length of 74.02 feet, a chord length of 73.97 feet and a chord bearing of south 60(degree)04'31" east to the point of tangency; thence run south 56(degree)38'39" east, 351.35 feet; thence run south 33(degree)03'29" west, 61.80 feet to the point of curvature of a curve concave northwesterly; thence run southwesterly along said curve, having a radius length of 61.00 feet, a central angle of 33(degree)53'56", an arc length of 36.09 feet, a chord length of 35.57 feet and a chord bearing of south 50(degree)00'27" west to the point of tangency; thence run south 66(degree)57'25" west, 40.44 feet; thence run south 66(degree)29'38" west, 13.27 feet to a point on a curve concave southwesterly; thence run northwesterly along said curve, having a radius length of 570.00 feet, a central angle of 39(degree)55'29", an arc length of 397.19 feet, a chord length of
         389.20 feet and a chord bearing on north 43(degree)28'06" west to the point of tangency; thence run north 63(degree)30'23" west, 338.81 feet to the point of curvature of a curve concave easterly; thence run northerly along said curve, having a radius length of 763.65 feet, a central angle of 182(degree)56'55", an arc length of 2438.37 feet, a chord length of 1526.79 feet and a chord bearing of north 27(degree)58'04" east to the point of reverse curvature of a curve concave northerly; thence run easterly along said curve, having a radius length of 757.00 feet, a central angle of 76(degree)58'42", an arc length of 1017.05 feet, a chord length of 942.26 feet and a chord bearing of north 80(degree)57'11" east to the point of reverse curvature of a curve concave southwesterly; thence run southeasterly along said curve, having a radius length of 350.00 feet, a central angle of 134(degree)43'33", an arc length of 822.99 feet, a chord length of 646.07 feet and a chord bearing of south 70(degree)10'23" east to the point of tangency; thence run south 02(degree)48'37" east,
         155.90 feet to the point of curvature of a curve concave northeasterly; thence run southeasterly along said curve, having a radius length of
         650.00 feet, a central angle of 14(degree)46'33", an arc length of
         167.63 feet, a chord length of 167.16 feet and a chord bearing of south 10(degree)11'54" east; thence run south 73(degree)58'38" west, 127.14 feet; thence run north 16(degree)01'22" west, 48.98 feet; thence run south 73(degree)58'38" west, 42.51 feet; thence run south 28(degree)46'42" west, 200.99 feet; thence run north 50(degree)56'37" west, 77.13 feet; thence run south


                                 Schedule A-1-2

         39(degree)03'23" west, 286.50 feet; thence run north 50(degree)56'37" west, 59.25 feet; thence run south 39(degree)03'23" west, 113.50 feet; thence run south 50(degree)56'37" east, 399.96 feet; thence run south 39(degree)03'23" west, 419.14 feet to a point on a non-tangent curve concave northeasterly; thence run southeasterly along said curve, having a radius length of 164.00 feet, a central angle of 6(degree)11'28", an arc length of 17.72 feet, a chord length of 17.71 feet and a chord bearing of south 51(degree)36'02" east to the point of tangency; thence run south 54(degree)41'46" east, 224.87 feet to the point of curvature of a curve concave northerly; thence run easterly along said curve, having a radius length of 162.00 feet, a central angle of 66(degree)58'00", an arc length of 189.34 feet, a chord length of 178.75 feet and a chord bearing of south 88(degree)10'46" east to the point of tangency; thence run north 58(degree)20'14" east, 146.49 feet to the point of curvature of a curve concave northwesterly; thence run northeasterly along said curve, having a radius length of 162.00 feet, a central angle of 21(degree)38'35", an arc length of 61.19 feet, a chord length of 60.83 feet and a chord bearing of north 47(degree)30'56" east to the point of tangency; thence run north 36(degree)41'39" east, 244.14 feet to the point of curvature of a curve concave northwesterly; thence run northeasterly along said curve, having a radius length of 162.00 feet, a central angle of 15(degree)49'09", an arc length of 44.73 feet, a chord length of 44.59 feet and a chord bearing of north 28(degree)47'04" east to the point of tangency; thence run north 20(degree)52'30" east, 221.81 feet to the point of curvature of a curve concave southwesterly; thence run northwesterly along said curve, having a radius length of 164.00 feet, a central angle of 72(degree)02'15", an arc length of 206.20 feet, a chord length of 192.88 feet and a chord bearing of north 15(degree)08'38" west to the point of reverse curvature of a curve concave northeasterly; thence run northwesterly along said curve, having a radius length of 738.00 feet, a central angle of 12(degree)12'12", an arc length of 157.18 feet, a chord length of
         156.89 feet and a chord bearing of north 45(degree)03'39" west to the point of tangency; thence run north 38(degree)57'34" west, 200.54 feet to the point of curvature of a curve concave northeasterly; thence run northwesterly along said curve, having a radius length of 61.30 feet, a central angle of 22(degree)56'11", an arc length of 24.54 feet, a chord length of 24.38 feet and a chord bearing of north 27(degree)29'28" west to the point of tangency; thence run north 16(degree)01'22" west, 25.30 feet; thence run north 73(degree)58'38" east, 114.87 feet to a point on a curve concave northeasterly; thence run southeasterly along said curve, having a radius length of 650.00 feet, a central angle of 41(degree)24'22", an arc length of 469.74 feet, a chord length of
         459.58 feet and a chord bearing of south 41(degree)28'04" east; thence run south 20(degree)52'30" west, 48.56 feet; thence run south 17(degree)24'41" west, 124.59 feet to a point on the westerly line of a drainage easement as recorded in official records book 2301, pages 1177-1184) of said Public Records; thence run along the westerly line of said drainage easement the following courses: south 20(degree)52'30" west, 290.18 feet; south 36(degree)41'39" west, 311.81 feet; south 58(degree)20'14" west, 321.27 feet to the most easterly corner of Tract "E" of the aforesaid Plat of Oviedo Crossing Phase 1; thence run north 54(degree)41'46" west, along the northerly line of said Tract "E",
         543.96 feet to a point on the east line of Tract "D" of said Plat of Oviedo Crossing - Phase 1A; thence run along the east and north lines of said Tract "D"


                                 Schedule A-1-3
         the following courses: north 24(degree)47'37" east, 83.65 feet to the point of curvature of a curve concave southwesterly; thence run northwesterly, along said curve, having a radius length of 200.00 feet, a central angle of 70(degree)17'57", an arc length of 245.39 feet, a chord length of 230.29 feet and a chord bearing of north 10(degree)21'22" west to the point of tangency; thence run north 45(degree)30'19" west, 87.70 feet to the point of curvature of a curve concave southerly; thence run westerly along said curve, having a radius length of 110.00 feet, a central angle of 99(degree)35'26", an arc length of 191.20 feet, a chord length of 168.02 feet and a chord bearing of south 84(degree)41'58" west; thence departing the north line of said Tract "D", continue southwesterly along said curve, having a radius length of 110.00 feet, a central angle of 30(degree)44'29", an arc length of 59.02 feet, a chord length of 58.31 feet and a chord bearing of south 19(degree)32'01" west to the point of tangency; thence run south 04(degree)09'47" west, 185.99 feet to the point of curvature of a curve concave northwesterly; thence run southwesterly along said curve, having a radius length of 758.00 feet, a central angle of 35(degree)18'45", an arc length of 467.17 feet, a chord length of
         459.81 feet and a chord bearing of south 21(degree)49'09" west to the point of tangency; thence run south 39(degree)28'32" west, 278.46 feet; thence run south 90(degree)00'00" west, 335.46 feet to the point of beginning.

The above described tract of land lies in Seminole County Florida and contains
67.995 acres, more or less.


                                 Schedule A-1-4

                                  SCHEDULE A-2
                                  ------------

                      LEGAL DESCRIPTION OF SHOPPING CENTER
                      ------------------------------------

                               (ADJACENT PARCELS)



Tract 2, Oviedo Crossing - The Marketplace Replat, according to the Plat thereof as recorded in Plat Book 51, pages 50 and 51 of the Public Records of Seminole County, Florida, further described as follows:

A tract of land lying in Section 17, Township 21 South, Range 31 East, described as follows:

         Commence at the southeast comer of Oviedo Crossing Terrace according to the Plat of Oviedo Crossing - Phase 1B as recorded in Plat Book 47, pages 100 through 101 of the Public Records of Seminole County, Florida, for a point of reference, said point lies on a non-tangent curve concave southeasterly; thence run northeasterly, along the easterly right-of-way line of said Oviedo Crossing Terrace and said curve, having a radius length of 1200.00 feet, a central angle of 29(degree)41'15", an arc length of 621.78 feet, a chord length of
         614.84 feet and a chord bearing of north 14(degree)15'42" east to the point of reverse curvature of a curve concave westerly; thence departing said easterly right-of-way line run northerly along said curve, having a radius length of 570.00 feet, a central angle of 48(degree)59'26", an arc length of 487.37 feet, a chord length of
         472.66 feet and a chord bearing of north 04(degree)36'37" east to the point of beginning; thence run northwesterly along said curve, having a radius length of 570.00 feet, a central angle of 03(degree)37'16", an arc length of 36.02 feet, a chord length of 36.02 feet and a chord bearing on north 21(degree)41'44" west; thence run north 66(degree)29'38" east, 13.27 feet; thence run north 66(degree)57'25" east, 40.44 feet to the point of curvature of a curve concave northwesterly; thence run northeasterly along said curve, having a radius length of 61.00 feet, a central angle of 33(degree)53'56", an arc length of 36.09 feet, a chord length of 35.57 feet and a chord bearing of north 50(degree)00'27" east to the point of tangency; thence run north 33(degree)03'29" east, 61.80 feet; thence run north 56(degree)38'39" west, 351.35 feet to the point of curvature of a curve concave southwesterly; thence run northwesterly along said curve, having a radius length of 618.00 feet, a central angle of 6(degree)51'44", an arc length of 74.02 feet, a chord length of 73.97 feet and a chord bearing of north 60(degree)04'31" west to the point of tangency; thence run north 63(degree)30'23" west; 145.25 feet to the point of curvature of a curve concave easterly; thence run northwesterly along said curve, having a radius length of 236.92 feet, a central angle of 83(degree)06'37", an arc length of 343.66 feet, a chord length of 314.32 feet and a chord bearing of north 21(degree)57'04" west; thence run north 90(degree)00'00" east, 48.50 feet to a point on a curve concave southeasterly; thence run northeasterly along said curve, having a radius length of 191.92 feet, a central angle of 6(degree)59'18", an arc length of 23.41 feet, a chord length of 23.39 feet and a chord bearing of north 27(degree)57'44" east to the point of reverse curvature of a curve concave northwesterly; thence run northeasterly along


                                 Schedule A-2-1
         said curve, having a radius length of 581.00 feet, a central angle of 01(degree)04'24", an arc length of 10.88 feet, a chord length of 10.88 feet and a chord bearing of north 30(degree)55'11" east; thence run north 90(degree)00'00" east, 133.59 feet; thence run north 00(degree)00'00" east, 30.00 feet; thence run north 90(degree)00'00" east, 141.47 feet; thence run north 02(degree)03'20" west, 72.04 feet; thence run north 87(degree)56'40" east, 395.58 feet; thence run north 02(degree)03'20" west, 55.50 feet; thence run north 87(degree)56'40" east. 169.18 feet; thence run south 39(degree)31'27" east, 59.01 feet; thence run south 50(degree)28'33" west, 45.18 feet to the point of curvature of a curve concave southeasterly; thence run southwesterly along said curve, having a radius length of 135.00 feet, a central angle of 24(degree)14'25", an arc length of 57.11 feet, a chord length of 56.69 feet and a chord bearing of south 38(degree)21'20" west; thence run south 45(degree)00'00" east, 368.78 feet to a point on a curve concave northwesterly; thence run southwesterly along said curve, having a radius length of 695.00 feet, a central angle of 29(degree)04'52", an arc length of 352.75 feet, a chord length of
         348.98 feet and a chord bearing of south 24(degree)55'52" west to the point of tangency; thence run south 39(degree)28'18" west, 143.06 feet to the point of curvature of a curve concave northerly; thence run westerly along said curve, having a radius length of 164.00 feet, a central angle of 83(degree)53'03", an arc length of 240.11 feet, a chord length of 219.23 feet and a chord bearing of south 81(degree)24'49" west to the point of tangency; thence run north 56(degree)38'39" west, 45.83 feet; thence run south 33(degree)03'29" west, 61.62 feet to the point of curvature of a curve concave northwesterly; thence run southwesterly along said curve, having a radius length of 97.00 feet, a central angle of 33(degree)53'56", an arc length of 57.39 feet, a chord length of 56.56 feet and a chord bearing of south 50(degree)00'27" west to the point of tangency; thence run south 66(degree)57'25" west, 40.30 feet; thence run south 66(degree)29'38" west, 14.26 feet to the point of beginning.

The above described tract of land lies in the City of Oviedo, Seminole County, Florida and contains 14.206 acres more or less.

Tract 3, Oviedo Crossing - The Marketplace Replat, according to the Plat thereof as recorded in Plat Book 51, pages 50 and 51 of the Public Records of Seminole County, Florida, further described as follows:

A tract of land lying in Section 17, Township 21 South, Range 31 East, described as follows:

         Commence at the southeast corner of Oviedo Crossing Terrace according to the Plat of Oviedo Crossing - Phase 1B as recorded in Plat Book 47, pages 100 through 101 of the Public Records of Seminole County, Florida, for a point of reference, said point lies on a non-tangent curve concave southeasterly; thence run northeasterly, along the easterly right-of-way line of said Oviedo Crossing Terrace and said curve, having a radius length of 1200.00 feet, a central angle of 29(degree)41'15", an arc length of 621.78 feet, a chord length of
         614.84 feet and a chord bearing of north 14(degree)15'42" east to the point of reverse curvature of a curve concave westerly; thence departing said easterly right-of-way line run northerly


                                 Schedule A-2-2
         along said curve, having a radius length of 570.00 feet, a central angle of 92(degree)32'10", an arc length of 920.58 feet, a chord length of 823.74 feet and a chord bearing of north 17(degree)09'46" west to the point of tangency; thence run north 63(degree)30'23" west, 338.81 feet to the point of curvature of a curve concave easterly; thence run northerly along said curve, having a radius length of 763.65 feet, a central angle of 182(degree)56'55", an arc length of 2438.37 feet, a chord length of 1526.79 feet and a chord bearing of north 27(degree)58'04" east to the point of reverse curvature of a curve concave northerly; thence run easterly, along said curve, having a radius length of 757.00 feet, a central angle of 76(degree)58'42", an arc length of 1017.05 feet, a chord length of 942.26 feet and a chord bearing of north 80(degree)57'11" east to the point of reverse curvature of a curve concave southwesterly; thence run southeasterly along said curve, having a radius length of 350.00 feet, a central angle of 134(degree)43'33", an arc length of 822.99 feet, a chord length of 646.07 feet and a chord bearing of south 70(degree)10'23" east to the point of tangency; thence run south 02(degree)48'37" east,
         155.90 feet to the point of curvature of a curve concave northeasterly; thence run southeasterly along said curve, having a radius length of
         650.00 feet, a central angle of 14(degree)46'33 ", an arc length of
         167.63 feet, a chord length of 167.16 feet and a chord bearing of south 10(degree)11'54" east to the point of beginning; thence continue southeasterly along said curve, having a radius length of 650.00 feet, a central angle of 3(degree)10'43", an arc length of 36.06 feet, a chord length of 36.05 feet and a chord bearing of south 19(degree)10'32" east; thence run south 73(degree)58'38" west, 114.87 feet; thence run south 16(degree)01'22" east, 25.30 feet to the point of curvature of a curve concave northeasterly; thence run southeasterly along said curve, having a radius length of 61.30 feet, a central angle of 22(degree)56'11", an arc length of 24.54 feet, a chord length of
         24.38 feet and a chord bearing of south 27(degree)29'28" east to the point of tangency; thence run south 38(degree)57'34" east, 200.54 feet to the point of a curvature of a curve concave northeasterly; thence run southeasterly along said curve, having a radius length of 738.00 feet, a central angle of 12(degree)12'12", an arc length of 157.18 feet, a chord length of 156.89 feet and a chord bearing of south 45(degree)03'39" east to the point of reverse curvature of a curve concave southwesterly; thence run southeasterly along said curve, having a radius length of 164.00 feet, a central angle of 72(degree)02'15", an arc length of 206.20 feet, a chord length of
         192.88 feet and a chord bearing of south 15(degree)08'38" east to the point of tangency; thence run south 20(degree)52'30" west, 221.81 feet to the point of curvature of a curve concave northwesterly; thence run southwesterly along said curve,' having a radius length of 162.00 feet, a central angle of 15(degree)49'09", an arc length of 44.73 feet, a chord length of 44.59 feet and a chord bearing of south 28(degree)47'04" west to the point of tangency; thence run south 36(degree)41'39" west, 244.14 feet to the point of curvature of a curve concave northwesterly; thence run southwesterly along said curve, having a radius length of 162.00 feet, a central angle of 21(degree)38'35", an arc length of 61.19 feet, a chord length of 60.83 feet and a chord bearing of south 47(degree)30'56" west to the point of tangency; thence run south 58(degree)20'14" west, 146.49 feet to the point of curvature of a curve concave northerly; thence run westerly along said curve, having a radius length of 162.00 feet, a central angle of 66(degree)58'00", an arc


                                 Schedule A-2-3
         length of 189.34 feet, a chord length of 178.75 feet and a chord bearing of north 88(degree)10'46" west to the point of tangency; thence run north 54(degree)41'46" west, 224.87 feet to the point of curvature of a curve concave northeasterly; thence run northwesterly along said curve, having a radius length of 164.00 feet, a central angle of 6(degree)11'28", an arc length of 17.72 feet, a chord length of 17.71 feet and a chord bearing of north 51(degree)36'02" west; thence run north 39(degree)03'23" east, 419.14 feet; thence run north 50(degree)56'37" west, 399.96 feet; thence run north 39(degree)03'23" east, 113.50 feet; thence run south 50(degree)56'37" east, 59.25 feet; thence run north 39(degree)03'23" east, 286.50 feet; thence run south 50(degree)56'37" east, 77.13 feet; thence run north 28(degree)46'42" east, 200.99 feet; thence run north 73(degree)58'38" east, 42.51 feet; thence run south 16(degree)01'22" east, 48.98 feet; thence run north 73(degree)58'38" east, 127.14 feet to the point of beginning.

The above described tract of land lies in the City of Oviedo, Seminole County Florida and contains 12.934 acres, more or less.



                                 Schedule A-2-4

                                   SCHEDULE B



                                   FOOD COURT



                     DESCRIPTION OF LANDLORD AND TENANT WORK



                             THE OVIEDO MARKETPLACE

                                 OVIEDO, FLORIDA













                                                                August 21, 1997

                                   SCHEDULE B

                                   FOOD COURT

                     DESCRIPTION OF LANDLORD AND TENANT WORK

                             THE OVIEDO MARKETPLACE
                                 OVIEDO, FLORIDA

                                TABLE OF CONTENTS
                                -----------------


PREFACE..........................................................................................1

A.       WORK TO BE PERFORMED BY LANDLORD IN LANDLORD'S
         BUILDING................................................................................1

B.       WORK TO BE PERFORMED BY LANDLORD IN PREMISES............................................2

         1.    Floor Slabs.......................................................................2
         2.    Demising Partitions...............................................................2
         3.    Egress Door.......................................................................3
         4.    Water Service.....................................................................3
         5.    Sewer Service.....................................................................3
         6.    Gas Service.......................................................................3
         7.    Exhaust and Make Up Air...........................................................3
         8.    HVAC..............................................................................3
         9.    Fire Protection System............................................................4
         10.   Telephone Conduit.................................................................4
         11.   Electrical Service................................................................4

C.       WORK TO BE PERFORMED BY TENANT IN PREMISES..............................................4

         1.    Construction Permits..............................................................4
         2.    Utilities by Tenant...............................................................5
         3.    Store Construction................................................................5
         4.    Egress Door Hardware..............................................................5
         5.    Non-Combustible Construction......................................................5
         6.    Ceilings..........................................................................5
         7.    Store Fixture Supports............................................................6
         8.    Tenant Mezzanines.................................................................6
         9.    Tenant Mechanical System..........................................................6
         10.   Tenant Electrical System..........................................................7
         11.   Fire Protection...................................................................7


                                      -i-



         12.   Fireproofing......................................................................8
         13.   Discipline........................................................................8
         14.   Character of Employees............................................................8
         15.   Clean-Up..........................................................................8
         16.   Tenant Deliveries.................................................................9

D.       WORK BY LANDLORD IN PREMISES AT TENANT'S EXPENSE........................................9

         1.    General...........................................................................9
         2.    Violations........................................................................11

E.       PROCEDURE...............................................................................11


                                   SCHEDULE B

                                    FAST FOOD

                             THE OVIEDO MARKETPLACE

                                 OVIEDO, FLORIDA

PREFACE:

         This Schedule B is intended to describe the obligations of Landlord and Tenant in the design and construction of the Premises.

         Landlord's work will be limited to the work described in Sections A and
B. Work described in Section D will be performed by Landlord at Tenant's expense.

         The work of Tenant described in Section C is intended to provide Premises finished in accordance with Tenant's drawings as approved in writing by Landlord. Tenant must hire an Architect and a General Contractor; Tenant is prohibited from acting as its own Architect or General Contractor. Tenant agrees to abide by Landlord's construction rules and regulations which may be issued from time to time and shall cause Tenant's Contractors to abide by the same rules and regulations.

         In order to insure an orderly and aesthetically coordinated design, and to insure these design requirements are understood by tenants, their designers, contractors and other representatives, reference is to be made to the Design Criteria for Tenant Improvements, Schedule "C." In order to coordinate Tenant's mechanical and electrical design and to insure the overall capacity and balance of Landlord installed mechanical and electrical systems, Tenant must adhere to the requirements of this Schedule B and the Design Criteria for Tenant Improvements, Schedule "C." In case of any discrepancies between Schedule B and Schedule C, Schedule B will take precedence.

         All Tenant construction shall be in accordance with the requirements of all applicable codes, ordinances, rules and regulations and all authorities having jurisdiction over the work, including the applicable requirements of the Handicapped Code and Landlord's insurance carrier.

         Within ten (10) days of the Commencement Date, Tenant shall give Landlord copies of all inspection reports, certificates, and other documents as required by Landlord and authorities having jurisdiction over the project.

     Section 21.1. A non-combustible structure including columns, girders, beams, joists, roof deck and floors.

     Section 21.2. Insulation and roofing.

         Section 21.3. Exterior walls including glass and glazing where indicated on the Lease Outline Drawing.

         Section 21.4. Enclosed mail, courts, arcades and public corridors which are climate controlled and provided with a fire protection system and which may contain landscaping, seating, decorative treatment, area for promotional features, and structures leased for retail sales.

         Section 21.5. Exits from the public areas to the exterior.

         Section 21.6. Public toilet facilities and public pay telephones.

         Section 21.7. Landlord will provide and install a meter socket to allow Landlord to check electrical consumption. The meter socket will be installed in Landlord's electrical closet and/or alcove. For additional electrical information, see Sections B, C and D.

         Section 21.8. Landlord will arrange with the telephone utility company to provide service at one or more locations within Landlord's Building for Tenant's use. See Section B herein.

         Section 21.9. Gas is available for fast food tenants and will be brought to a common distribution point at or near service courts 1 and 5 outside of Landlord's Building adjacent to the food court as shown on the Lease Outline Drawing. Tenant must arrange for service directly from local utility.

         Section 22.1. Floor Slabs

         Concrete floor slab, with a smooth troweled finish, at one elevation. No depressions or recesses in any concrete floor slabs will be permitted. Sprayed on fire protection shall be applied to columns, beams and girders that support cinema above.

         Section 22.2. Demising Partitions

         Demising partitions are provided between Tenant and other tenants, and/or Tenant and exit and/or service corridors, of the construction type shown on the Lease Outline Drawings. Partitions separating the Premises from other tenant premises will consist of metal studs only (no drywall). Tenant construction shall provide a one (1) hour separation. Partitions separating the Premises from service corridors or other Landlord areas will have dry-wall on the Landlord side only or CMU wall


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                    Page 2 of 14
without studs. Landlord will provide a tiled demising pier as detailed in Schedule C and as indicated on the Lease Outline Drawing. See Lease Outline Drawing.

         Section 22.3. Egress Door

         Landlord will provide a service door without hardware, other than butt hinges. See Section C herein. The location of such egress door, if any, will be indicated on the Lease Outline Drawing.

         Section 22.4. Water Service

         One (1) one and one-half inch (1-1/2") domestic cold water service shall be brought to one point either within, adjacent to, or below the Premises. The approximate location of such service shall be indicated on the Lease Outline Drawing.

         Section 22.5. Sewer Service

         One (1) four inch (4") sanitary sewer connection will be installed below the Premises and one (1) two inch (2") vent will be installed either adjacent to or within the Premises. The approximate location of these services shall be indicated on the Lease Outline Drawing.

         Section 22.6. Gas Service

         Landlord will provide one (1) two and one half (2 1/2) inch medium pressure gas line to the Premises.

         Section 22.7. Exhaust and Make Up Air

         Landlord has provided a suggested routing for the Tenant supplied grease exhaust ductwork. Landlord will provide, at Tenant's expense (estimated to be $10,000 per tenant) the vertical (only) portion of the ductwork and two
(2) hour rated shaft from the ceiling of the lower level thru the Cinema roof. Ductwork will be capped at both ends for Tenants connection to Tenant's ductwork at the lower level and on the roof. The Tenant's hood must be sized for a capacity of 1,050 CFM to 2000 CFM for the connection to Landlord's grease exhaust duct riser. Landlord has provided make-up air to the Premises for the Tenant's hood.

         Section 22.8. HVAC

         Landlord will provide a condenser water supply and return loop for the Premises together with a one and one-half inch (1 1/2") capped valve for the Tenant's


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                    Page 3 of 14
connection. Any additional piping, heat pump, ductwork, diffusers, grilles, etc., shall be provided by Tenant. See Section C herein.

         Internal loads shall be limited to 60 BTUH/per square foot for sensible cooling (lights, people and equipment).

         Section 22.9. Fire Protection System

         A fire protection sprinkler system including feed and/or cross mains and branch lines installed in a grid pattern will be located within the Premises, at an elevation above the maximum ceiling height as indicated on the Lease Outline Drawing. One (1) inch plugged outlets in the brinch lines shall be provided at approximately one (1) per one hundred twenty (120) square feet of Tenant's Floor Area. Tenant's system must meet the requirements of all local authorities and Landlord's insurance carrier. See Section C herein.

         Section 22.10. Telephone Conduit

         Tenant will be provided with one empty one inch (1") telephone conduit between the telephone service point and the Premises. Tenants must directly arrange for telephone service.

         Section 22.11. Electrical Service

         Landlord will provide one (1) empty one and one-half inch (1 1/2") power conduit from Landlord's tenant meter section to the Premises. Tenant will be responsible for furnishing and installing the conduit from Tenant's Premises to Tenant's panel and for furnishing and installing the feeder wire from Tenant's panel to the Landlord's tenant meter section.

         Termination of wires at Landlord's tenant meter section to be by Landlord (Tenant to coordinate both the installation and termination with Landlord).

         Landlord will furnish and install a meter socket and circuit breaker to allow for the Power Company to meter electrical consumption on a regular basis. The meter socket will be installed in Landlord's electrical closet and/or alcove.

         Landlord will provide one (1) 60 ampere, 277/480 volts, 3 phase, 4 wire service originating from Tenant's distribution board located in the main electric room. Upgrades to Tenant's service shall be billed to Tenant.

         For additional electrical information, see Sections A, C and D.


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                    Page 4 of 14

         Section 23.1. Construction Permits

         Tenant shall be responsible for obtaining all necessary permits, including a Certificate of Occupancy for the Premises, and shall be responsible for payment of all associated fees.

         Section 23.2. Utilities by Tenant

         Tenant shall directly arrange for and procure at Tenant's expense:

         (a) Telephone service between the telephone service point within Landlord's Building and the Premises.

         (b)      Connection to Landlord-installed utilities.

         (c) A main shut-off valve within the Premises when connecting to Landlord-installed water service.

         (d)      A water check meter acceptable to Landlord.

         (e) Connection to gas service and piping extension from gas service point to the Premises. Tenant to provide a gas submeter at service court (Tenant to contact local Gas Company for connection and meter).

         Section 23.3. Store Construction

         Each store shall be designed and installed in accordance with Schedules "B" and "C." All lease lines facing on enclosed malls, courts, and arcades, as indicated on the Lease Outline Drawing, shall be considered as Tenant's storefront. For a description of that portion of work to be performed by Landlord at Tenant's expense, see Section D herein.

         Section 23.4. Egress Door Hardware

         Tenant shall furnish and install all hardware other than that supplied by Landlord. See Section B.

         Section 23.5. Non-Combustible Construction

         All Tenant construction must be non-combustible including any materials used above the ceiling or concealed in the walls of the Premises. No PVC will be allowed.


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                    Page 5 of 14

         Section 23.6. Ceilings

         Unless otherwise provided in Schedule C, a ceiling shall be installed throughout the entire Premises. It is Tenant's responsibility to verify that the ceiling height selected by Tenant is not in conflict with base building structure, ductwork, mains, etc. The structure of Landlord's Building has been designed to accept a superimposed loading of four and one-half pounds per square foot (4-1/2 lbs./s.f.) for overhead installation of Tenant's equipment. Access (such as access panels) shall be provided by Tenant where Landlord and/or jurisdictional authorities shall designate. A minimum one (1) hour fire rated ceiling shall be installed and ceilings shall not exceed the maximum height indicated on the Lease Outline Drawing.

         Section 23.7. Store Fixture Supports

         All Tenant improvements other than ceilings and light fixtures, shall be floor-mounted unless written approval is obtained .from Landlord to support improvements otherwise.

         Section 23.8. Tenant Mezzanines

         Mezzanines are not permitted.

         Section 23.9. Tenant Mechanical System

         (a) Tenant shall furnish and install all piping and all low velocity ductwork and diffusers for the Premises. Tenant shall also furnish and install electric service to the Tenant installed heat pump from Tenant's distribution panel. The units will require 480 volt, 3 phase, 60 Hz, 3 wire service. The thermostat for control of the heat pump shall be furnished and installed by Tenant. Tenant shall install a flow control valve, factory set at Tenant's maximum condenser water flow rate. Tenant shall balance the low velocity air distribution and submit two (2) copies of a certified air balance report to Landlord. See Section D herein.

         (b) No openings for fans, vents, louvers, grilles, or other devices shall be installed in any demising partition, exterior wall, floor, or roof without Landlord's prior written approval. All additional roof openings shall be by Landlord at Tenant's expense as described in Section D.

         (c) If exhaust and make-up air are required, Tenant shall engineer and install an exhaust and make-up air system, with make-up air adjustable for balancing up to and including eighty-five percent (85%) of the exhaust


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                    Page 6 of 14
                  quantity to prevent migration of odors and/or heat and cooling to other occupied premises or to the public area. Landlord will provide a routing for Tenant's kitchen exhaust system. Tenant to provide all ductwork and a two (2) hour shaft, or other approved assembly, enclosure for the grease exhaust duct.

         (d) Air balance of HVAC systems and exhaust and make-up air systems is required and shall be the responsibility of Tenant. Tenant shall furnish Landlord with two (2) copies of a certified air balance report within ten (10) days of the Commencement Date. Landlord's specifications of HVAC conditions within the Premises are predicated on the correct balance, to Landlord's satisfaction, of any Tenant-installed mechanical systems.

         (e) All walk-in coolers, refrigerators or freezer boxes, if allowed, shall be provided with insulated floor systems as recommended by the equipment manufacturer. Landlord must approve the loads imposed on the structure. All refrigeration equipment must be air cooled. All sprinklers in these devices shall be of a dry-type system. See Section C herein.

         (f) Condensate lines for refrigeration and/or air conditioning must terminate within the Premises.

         Section 23.10. Tenant Electrical System

         Tenant shall furnish and install all electrical facilities required for the Premises from the Landlord provided meter section shown on the Lease Outline Drawing.

         Tenant's electrical system shall also include, but is not necessarily limited to, the following:

         (a)      The conduit and wire (copper).

         (b)      Branch circuit panelboards (3-phase 4-wire type).

         (c) Transformers for voltages other than those supplied by Landlord.

         (d) All sign, logo, and show window illuminations controlled by a seven (7)-day time clock. Time settings will be established by Landlord.

         (e) All electrical work to be in accordance with the National Electrical Code and all other authorities having jurisdiction.


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                    Page 7 of 14

         (f) Complete plans and specifications submitted by Tenant (in a form acceptable to Landlord) for Landlord's approval for all electrical work, including a breakdown (in KW) of the lighting, receptacle, motors, heating, ventilating, hot water heater, miscellaneous and spare circuits.

         (g) Tenant shall connect the Food Court canopy lighting to its electrical panel (controlled by time clock similar to 13.d. above). Tenant shall install and wire the lights back to a junction box located within the Premises.

         Section 23.11. Fire Protection

         Tenant shall furnish and install all required fire protection equipment in the Premises including completion of the fire protection sprinkler system provided by Landlord.

         Tenant shall be responsible for the completion of the sprinkler system provided by Landlord and shall contract directly with Landlord's sprinkler contractor for the design and final location of sprinkler heads.

         Sprinkler heads shall also be located in all grease-laden kitchen exhaust ducts in horizontal runs and one (1) sprinkler head is required at the top of each vertical run as required by codes. If the ductwork does not extend more than 25 feet either vertically or horizontally (not more than 25 feet in both directions), then only one (1) sprinkler head is required at the top of the duct (i.e., just below the roof line in the vertical section).

         A minimum sized 12" x 12" access door shall be located at every sprinkler head and should be coordinated with grease cleanout doors to minimize the total number of doors and the sprinkler pipe shall be supported independently of the ductwork.

         Sprinkler heads should be rated at 325(degree)F.

         All walk-in freezer and cooler boxes shall have one dry pendant head per 100 square feet, rated at 135(degree)F.

         Section 23.12. Fireproofing

         Tenant shall patch any and all disturbed fireproofing as required by the City of Oviedo.

         Section 23.13. Discipline


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                    Page 8 of 14

         Tenant shall enforce strict discipline and good order among the employees of Tenant's contractors.

         Section 23.14. Character of Employees

         Tenant shall not employ any unfit person or anyone not skilled in the work he or she is performing, or any workman who is incompatible with the balance of the work force, or who will cause labor disputes or work stoppages.

         Section 23.15. Clean-Up

         Tenant shall maintain the Premises in a clean and orderly condition at all times. Tenant shall deposit all unused construction material daily in dumpsters provided by Landlord.

         Flammable waste must be confined to covered metal containers and removed daily by Tenant.

         All construction material, equipment, fixtures, merchandise, etc. must be contained within the Premises. Malls, courts, arcades, public corridors, service corridors and the exterior of Landlord's Building shall be kept clean at all times.

         Section 23.16. Tenant Deliveries

         Tenant shall be responsible for scheduling (including coordination with Landlord) of all deliveries to the Premises, including receipt, checking, inspection and payment for all labor (including overtime, demurrage and waiting time) and equipment required to receive materials and move them to the Premises. See Section D herein.


         Section 24.1. General

         (a) The following work in the Premises shall be accomplished by Landlord at Tenant's expense for a cost of $2.00 per square foot of Tenant's Floor Area. Upon receipt of an invoice, Tenant will pay Landlord the full amount of the invoice prior to, and as a condition for, commencement of work to be performed by Tenant in the Premises.

                  Landlord shall provide Pre-Opening Services as follows:


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                    Page 9 of 14

                  (i) One duplex receptacle will be provided, during normal working hours only, at a point located within one hundred feet (100') of the Premises until such time as Tenant's electrical contractor sets up the temporary power from the permanent service for Tenant's Premises. Tenant's contractor shall provide ground fault protection.

                  (ii) Landlord will provide dumpsters for Tenant's construction trash as provided in Section C herein. Tenant to remove construction debris from Premises on a daily basis.

                  (iii) Merchandising trash only shall be removed daily when deposited by Tenant at the storefront of the Premises during the last two weeks prior to the Grand Opening Date. All boxes must be broken down and flattened by Tenant.

         (b) The following work in the Premises shall be accomplished by Landlord, at Landlord's sole discretion, at a cost mutually agreed upon between Landlord and Tenant plus fifteen percent (15%) cost of administration, only upon receipt of a signed work order from Tenant authorizing such cost and payment of the full amount agreed upon in advance of the performance of the work.

                  (1) Modified water service or relocation of water service.

                  (2) Modified sanitary sewer connection or relocation of sanitary sewer.

                  (3) Modified electric service, or relocation of electric service, provided such service is available.

                  (4)      Modified gas service or connection.

                  (5) Modifications to the HVAC system, including additional capacity of the system provided by Landlord. Landlord reserves the right to allow or refuse to perform any such modifications.

                  (6)      The addition or relocation of other utility services.

                  (7) Revisions to Landlord-installed sprinkler system required as a result of Tenant's store design which requires additional risers, feed or cross mains, branch lines, or other modifications (except as


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                   Page 10 of 14
                           specifically provided for in Section C herein). Landlord reserves the right to refuse to permit such revisions in the event such revisions exceed the/supply capacity of Landlord's system.

                  (8) Roof, floor, partition and wall openings for any purpose. Such openings shall include supporting structures, curbs, flashings, ducts, vents and grilles. Landlord reserves the right to refuse to permit any openings which exceed the capability of the structural system or which in Landlord's opinion would be detrimental to the appearance of Landlord's Building.

                  (9) Any Tenant equipment that requires mounting on the roof must be set by Landlord. Landlord reserves the right to refuse to permit theinstallation of any roof or wall-mounted equipment if, in Landlord's opinion, the appearance of such equipment would be detrimental to the appearance of Landlord's Building, or which exceeds the capability of the structural system.

                  (10) Landlord's labor and equipment costs (including waiting time and/or overtime) to unload and deliver Tenant's material and/or equipment to the Premises, if Tenant should fail to make provisions for Tenant's deliveries. In such event, Tenant recognizes that Landlord's cost will be substantially higher than Tenant's cost would have been had Tenant made provisions for the receipt and delivery of material and equipment to the Premises. Landlord reserves the right to refuse any and all such deliveries.

                  (11) Architectural or engineering fees incurred by Landlord as a result of Tenant requesting any of the items specified above or any other items of a special nature.

                  (12) Landlord has elected to construct, at Tenant's expense, exhaust duct and shaft protection in the second floor space in order to minimize the impact on the theater construction.

         Section 24.2. Violations

         In the event Tenant is notified of any violations of codes, or ordinances, or regulations, either by the jurisdictional authorities or by Landlord, Tenant shall correct such violations within seven (7) calendar days from such date of notification. Should Tenant fail to correct such violations within said seven (7)


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                   Page 11 of 14
calendar days, Landlord will have the right to correct such violations at Landlord's actual cost plus fifteen percent (15%) cost of administration.

         Section 25.1. Landlord will prepare and forward to Tenant a Lease Outline Drawing showing the Premises.

         Section 25.2. Within thirty (30) calendar days thereafter, Tenant shall submit to Landlord one (1) set of reproducible sepia prints and one (1) set of prints and material sample boards of Tenant's preliminary design (Submission I), for Tenant's improvements.

         Section 25.3. Within fourteen (14) calendar days thereafter, Landlord shall return to Tenant one (1) set of drawings together with approval and/or comments.

         Section 25.4. Within twenty (20) calendar days thereafter, Tenant shall submit to Landlord two (2) sets of reproducible sepia prints and four (4) sets of prints and specifications of Tenant's final design (Submission II). This submission shall include complete plans and specifications for Landlord's approval of all work. Tenant shall also submit completed Tenant Electrical Load Data Form and Electrical Panel Board Schedules in the form provided by Landlord to Tenant. Tenant shall have revised Tenant's plans and have obtained Landlord's written approval before any work is started. Tenant's contractor must have the final approved plans on the Premises during construction.

         Section 25.5. Within fourteen (14) calendar days thereafter, Landlord will return to Tenant one (1) set of drawings and specifications with approval and/or comments. Tenant will promptly make any requested changes or, as the case may be, promptly obtain Landlord's written approval to alternate solutions.

         Section 25.6. Within ten (10) calendar flays after the issuance of notification that the Premises are available for Tenant to `start construction, Tenant will start and diligently pursue construction after first having obtained all necessary permits from the jurisdictional authorities and having further deposited with Landlord certificates of insurance. Tenant shall require any contractor of Tenant performing work in the Premises to carry and maintain, at no expense to Landlord, the following non-deductible insurance coverage naming Rouse-Orlando, Inc. as additional insured:

         (a) commercial (comprehensive) liability insurance policy, including (but not limited to) contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection, with


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                   Page 12 of 14
                  respect to personal injury, death or property damage of not less than Three Million Dollars ($3,000,000) per occurrence combined single limit/Five Million Dollars ($5,000,000) general aggregate (but not less than $3,000,000 per location aggregate);

         (b) comprehensive automobile liability insurance policy with limits for each occurrence of not less than One Million Dollars ($1,000,000) with respect to personal injury or death and Five Hundred Thousand Dollars ($500,000) with respect to property damage; and

         (c) worker's compensation insurance policy or similar insurance in form and amounts required by law.

         Section 25.7. Tenant shall commence and complete all work within the Premises as expeditiously as possible but in no event shall completion be later than ten (10) days prior to the Grand Opening Date with respect to the exterior of the Premises and no later than seven (7) days prior to the Grand Opening Date with respect to the interior of the Premises.

         Other work, such as temporary storefront closure, performed by Landlord, which was made necessary due to Tenant's failure to complete its work in time for the Grand Opening Date, shall be payable to Landlord, at Landlord's actual cost plus fifteen percent (15%) cost of administration.

         Section 25.8. Landlord's work is limited to that specified in this Schedule B and Tenant shall be required to make all improvements to the Premises in accordance with Tenant's approved plans, except those which Landlord is specifically required to make hereunder.

         Section 25.9. If any mechanic's or other liens shall at any time be filed against the Premises or the property of which the Premises are a pan by reason of work, labor, services or materials performed or furnished, or alleged to have been performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, and regardless of whether any such lien is asserted against the interest of Landlord or Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may bond or discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord, including reasonable attorneys' fees incurred by Landlord either in defending against such lien or in procuring the bonding or discharge of


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                   Page 13 of 14
such lien, together with interest thereon at the Default Rate, shall be due and payable by Tenant to Landlord as Additional Rental.

         Section 25.10. If, for any reason, Tenant shall fail to pay any amounts due Landlord by Tenant hereunder, then, in addition to any other remedies available to Landlord pursuant to the Lease, upon the Commencement Date, such amounts, together with interest thereon at the Default Rate, shall be due and payable by Tenant to Landlord as Additional Rental.

         Section 25.11. Any Landlord's "approval" as used herein shall not be construed to mean acceptability relative to any codes, ordinances or other requirements placed upon Tenant by any public or private entity or agency other than Landlord.


                                                                    Schedule "B"
                                                                       FAST FOOD
                                                          THE OVIEDO MARKETPLACE
                                                                 August 21, 1997
                                                                   Page 14 of 14

                                   SCHEDULE C
                                   ----------

                     DESIGN CRITERIA FOR TENANT IMPROVEMENTS
                     ---------------------------------------

                                [TO BE SUPPLIED]

                                   SCHEDULE D
                                   ----------

                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------

TO: The First National Bank of Chicago and Canadian Imperial Bank of Commerce, individually and as co-agents for certain lenders (the "Co-Agents")


THIS IS TO CERTIFY THAT:

         Section 25.12. The undersigned is the tenant under that certain lease dated ("Lease") by and between Rouse-Orlando, Inc., as landlord ("Landlord") and as tenant ("Tenant"), with respect to those certain premises consisting of square feet of Floor Area (the "Premises") in Landlord's mall building (the "Building") at The Oviedo Marketplace, a shopping center located in Oviedo, Florida.

         Section 25.13. The Lease is valid and in full force and effect on the date hereof. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises, and is the only agreement, oral or written, between the Landlord and the Tenant affecting or relating to the Premises. The Lease has not been modified, changed, altered, assigned, supplemented or amended in any way (except as indicated herein):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Section 25.14. Other than as expressly provided in the Lease, Tenant has no options to extend the term of the Lease, to lease additional space in the Building or to purchase any portion of the Building.

         Section 25.15. The Commencement Date of the Lease term [occurred] [is anticipated to occur] on ________________, 19__, and the expiration date of the Lease term (other than unexercised options to extend the Lease) will occur on the last day of the _____ full calendar month after the month in which the Commencement Date occurs.

         Section 25.16. Landlord has complied with all of its construction and other obligations under the Lease to this date, and Tenant [is fully obligated to pay, and it is paying, the rent and other charges due thereunder, and] is fully obligated to perform, and is performing, all of the obligations of Tenant under the Lease to this date, without right of counterclaim, offset or defense, except as specifically provided in the Lease.

         Section 25.17. Tenant has not sublet the Premises, or any part thereof, or assigned any of its rights under the Lease, except as indicated herein:
____________________________________________________________________.(if none, state "none").

         Section 25.18. The [initial] [current] Annual Basic Rental payable by Tenant is $______ per annum. The Annual Percentage Rental is ___% of Gross Sales over the product of $_____ multiplied by Tenant's Floor Area. Other than the "Advance Rental", if any, as defined in the Lease, no such rent has been paid more than one (1) month in advance of its due date.

         Section 25.19. Tenant's security deposit is $_______, which security deposit has been deposited with Landlord and is not subject to increase for interest or other credit due to Tenant (if none, state "none" ).

         Section 25.20. There are no uncured defaults by Landlord under the Lease and, to Tenant's knowledge, no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease. Tenant has no existing defenses, offsets or credits against the enforcement of this Lease by the Landlord or the payment of rent for the Premises.

         Section 25.21. No actions, whether voluntary or otherwise, are pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

         Section 25.22. Tenant's current notice address is set forth in the Lease.

         Section 25.23. The undersigned is authorized by all necessary action of Tenant to execute this Tenant Estoppel Certificate on behalf of Tenant.

         Section 25.24. Tenant has never permitted, and shall not permit, the generation, treatment, storage or disposal on the Premises of any hazardous substances as defined under federal, state or local law, except for such substances of a type and in the quantity normally used in connection with the occupancy by retail tenants in shopping centers, which substances are and shall be held, stored and used in strict compliance with federal, state and local laws.

         Section 25.25. Landlord has not, as an inducement, assumed any of Tenant's lease obligations and has made no agreements with Tenant covering free rent, partial rent, rebate of rental payments or any other type of rental concession.

         Section 25.26. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have, to Tenant's knowledge, been satisfied.

         Section 25.27. Tenant acknowledges that the statements in this Estoppel Certificate may be relied upon by the Co-Agents and their successors and assigns, and any lender which now or hereafter holds a lien on the Building, for itself or as agent for itself and other lenders, and any such lender's successors and assigns.

Dated this _________ day of _________________, 1997.


                                     TENANT:


                                     -----------------------------------------


                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

                     RIDER TO SCHEDULE B OF LEASE AGREEMENT
                     --------------------------------------


         THIS RIDER is annexed to and forms part of Schedule B of the Lease Agreement dated , between ROUSE-ORLANDO, INC., as Landlord, and PIZZERIA REGINA FLORIDA, INC., a Florida corporation, t/a PIZZERIA REGINA, as Tenant

                  The printed part of Schedule B of the Lease Agreement is hereby modified and supplemented as set forth below. Wherever there is any conflict between this Rider and the printed part of Schedule B of the Lease Agreement, the provisions of this Rider are paramount and Schedule B of the Lease Agreement shall be construed accordingly.

(11/4/97)

         THIS LEASE AGREEMENT CONTAINS IN SECTION 20.20. A MUTUAL WAIVER BY THE PARTIES OF THE RIGHT TO A JURY TRIAL IN CERTAIN ACTIONS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto intending to be legally bound hereby have executed this Lease under their respective hands as of the day and year first above written.


WITNESS:                               ROUSE-ORLANDO, INC., Landlord


-------------------------------


WITNESS:

                                       By:                               (SEAL)
-------------------------------            ------------------------------
                                                   Vice-President

WITNESS:                               ATTEST:


-------------------------------


WITNESS:


-------------------------------        ----------------------------------------
                                                Assistant Secretary

                                                               (CORPORATE SEAL)


WITNESSES:                             PIZZERIA REGINA FLORIDA, INC., Tenant
                                       (a/k/a/,Pizzeria Regina of Florida, Inc.)

                                       By:                               (SEAL)
-------------------------------            ------------------------------
                                                    President


-------------------------------        ATTEST:


                                       ----------------------------------------
                                                    Secretary

                                                               (CORPORATE SEAL)

(11/4/97)

                                  SCHEDULE "E"
                                  ------------
                    UTILITY CONSUMPTION AND PAYMENT SCHEDULE
                    ----------------------------------------

         ANNEXED TO and forming part of the Lease by and between ROUSE-ORLANDO, INC. ("Landlord") and PIZZERIA REGINA FLORIDA, INC., a Florida corporation, t/a PIZZERIA REGINA, ("Tenant").

         Section 12.1. of the above mentioned Lease Agreement provides for the inclusion of this Schedule as the basis for the determination of electricity used by Tenant in the Premises and the payment therefore.

         Landlord will provide and maintain the necessary empty conduits to bring electricity to the Premises. Tenant shall pay all charges for electricity used by it and supplied by Landlord, public utility or public authority, or any other person, firm or corporation.

         Landlord shall have the option to supply electricity to the Premises. If Landlord shall elect to supply electricity to the Premises, Tenant will pay all charges for its requirements for such service tendered by Landlord, and Tenant will pay Landlord within ten (10) days after mailing by Landlord to Tenant of statements therefor at the applicable rates determined by Landlord from time to time which Landlord agrees shall be reasonable and not in excess of the public utility rates for the same service, if applicable, but in no event less than Landlord's actual cost.

         If Landlord so elects to supply electricity, Tenant shall execute and deliver to Landlord, within ten (10) days after request therefor, any documentation reasonably required by Landlord to effect such change in the method of furnishing of electricity.

         Landlord shall provide water and sewer service to the Premises. Tenant shall pay all charges for water and sewer used by it and supplied by Landlord, a public utility or public authority, or any other person, firm or corporation. In addition to the foregoing, at Landlord's option, Tenant shall pay to Landlord, as Additional Rental, the annual Water and Sewer Charge set forth in clause O of
Section 1.1, which annual sum shall be paid in twelve (12) equal monthly installments in advance on the first day of each calendar month during the Term, the first such payment to include also any prorated Water and Sewer Charge for the period from the date of the commencement of the Term to the first day of the first full calendar month in the Term.

(11/4/97)

                                     HVAC-CD
                                     -------
                                   SCHEDULE"F"
            TENANT HEATING, VENTILATING AND AIR-CONDITIONING SCHEDULE
            ---------------------------------------------------------

         ANNEXED TO and forming pan of the Lease by and between ROUSE-ORLANDO, INC. ("Landlord") and PIZZERIA REGINA FLORIDA. INC., a Florida corporation. t/a PIZZERIA REGINA, ("Tenant").

         Section 12.2 of the above mentioned Lease provides for the inclusion of this Schedule as the basis for establishing the obligations of Landlord and Tenant with regard to the ventilation and air- conditioning equipment and system servicing the Premises and the cost of energy used to provide ventilation and air-conditioning to the Premises.

         Landlord has installed a condenser water loop for the Premises and Landlord's Building. Tenant shall install HVAC unit(s) and a sheet metal duct system in the Premises. Landlord and Tenant shall each operate their respective portions of the facilities for heating, ventilating and air- conditioning the Premises during the Term. Landlord and Tenant shall each maintain, repair and operate its portion of such system at its own expense, but subject to the payment by Tenant to Landlord of the charges provided for herein. Upon the expiration or termination of the Term of this Lease, title to such additions and replacements shall remain in and shall vest solely in Landlord.

         In each calendar month of Landlord's fiscal year (the "Fiscal Year"), Tenant shall pay Landlord, as Additional Rental, Tenant's proportionate share of
(i) the cost of utilities used in ventilating and providing chilled or condenser water to Landlord's Floor Area, and (ii) the cost of maintenance, repair and operation of such equipment and system as installed or owned by Landlord (Tenant's V/CW Charge") which shall be determined as follows:



         (a) Landlord shall came a heating, ventilating and air-conditioning consultant designated by Landlord to review such data and information regarding the mechanical capacity of said equipment and system as such consultant shall deem relevant and, based on such data and information, such consultant shall assign to Tenant a "V/CW Factor" which shall fairly represent the relationship between (x) the mechanical capacity of the equipment and system which is required for ventilating and air-conditioning the Premises and (y) the total mechanical capacity of such equipment and system which is available for ventilating and air-conditioning Landlord's Floor Area; and

         (b) In each Fiscal Year, the actual cost to Landlord of such utilities, operation, maintenance and repair as is attributable by Landlord to provide ventilation and chilled or condenser water for Landlord's Floor Area, together with costs and fees of Landlord's consultant in recalculating V/CW Factors of Tenant and other tenants of Landlord's Building from time to time, shall be multiplied by a fraction, the numerator of which is Tenant's V/CW Factor and the denominator of which is the total of all V/CW Factors assigned to leased Landlord's Floor Area. The product thus obtained shall be the Tenant's V/CW Charge for such Fiscal Year.

         Tenant's V/CW Charge for each calendar month shall be paid by Tenant in such amounts as are estimated and billed by Landlord, each such charge being estimated and billed as of the first day of each Fiscal Year. At any time during each Fiscal Year, Landlord may reestimate Tenant's V/CW Charge and adjust Tenant's monthly installments payable during such Fiscal Year to reflect more accurately Tenant's V/CW Charge. Within one hundred twenty (120) days after the termination of each Fiscal Year, Landlord will send Tenant a notice which shall:

         (c) set forth the amount of Tenant's V/CW Charge based upon Landlord's utility bills and maintenance, repair and, operation costs for such Fiscal Year; and

         (d) state that the aggregate of all tenant V/CW Charges paid or payable by all tenants of leased portions of Landlord's Floor Area with respect to such Fiscal Year, as adjusted, does not exceed the actual cost to Landlord of utilities used in providing such ventilation and chilled or condenser water to Landlord's Floor Area and of such maintenance, repair and operation costs, together with the costs of Landlord's consultant in recalculating V/CW Factors of Tenant and other tenants of Landlord's Building from time to time.

         Tenant's V/CW Charge paid for such Fiscal Year shall be adjusted between Landlord and Tenant, the parties hereby agreeing that Tenant shall pay Landlord or Landlord shall credit to Tenant's account (or, if such adjustment is at the end of the Term, Landlord shall pay Tenant), as the case may be, within thirty (30) days of such notification to Tenant, the amounts necessary to effect such adjustment. Failure of Landlord to provide the notification called for hereunder within the time prescribed shall not relieve Tenant of its obligations hereunder.

         In each Rental Year, Tenant shall pay Landlord annually (in twelve (12) equal monthly installments together with the Annual Basic Rental), as Additional Rental, an amount (the "HVAC Equipment Contribution Rate") determined by multiplying the charge set forth in Section 1.1.J. of the Lease Agreement by Tenant's Floor Area.

(11/4/97)

                                  SCHEDULE "H"
                                  ------------
                                    RADON GAS
                                    ---------

         ANNEXED TO and forming part of the Lease by and between ROUSE-ORLANDO, INC. ("Landlord") and PIZZERIA REGINA FLORIDA, INC., a Florida corporation, t/a PIZZERIA REGINA, ("Tenant").

RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

         The parties hereby acknowledge their understanding of the foregoing by signing and dating this Schedule where indicated below.


ROUSE-ORLANDO, INC., Landlord

By:                                          DATE
   --------------------------------------         -----------------------------
            Vice President


PIZZERIA REGINA FLORIDA, INC., Tenant
(a/k/a .Pizzeria Regina of Florida, Inc.)


By:                                          DATE
    ------------------------------------          -----------------------------
               President'

                                 G U A R A N T Y
                                 ---------------

         ANNEXED TO AND FORMING A PART OF THE LEASE DATED BETWEEN, ROUSE-ORLANDO, INC., a Maryland corporation ("Landlord") , and PIZZERIA REGINA FLORIDA, INC., a Florida corporation t/a PIZZERIA REGINA ( "Tenant" ) .

         The undersigned, BOSTON RESTAURANT ASSOCIATES, a Massachusetts corporation ("Guarantor"), whose address is Stone Hill Corporate Center, 999 Broadway, Suite 400, Saugus, MA 01906, in consideration of the leasing of the Premises described in the annexed Lease to the above named Tenant, does hereby covenant and agree:

    That Guarantor may, at Landlord's option, be joined in any action or proceeding commenced by Landlord against Tenant in connection with and based upon any covenants and obligations in said Lease, and Guarantor waives any demand by Landlord and/or prior action by Landlord of any nature whatsoever against Tenant. That this Guaranty shall remain and continue in full force and effect as to any renewal, extension, modification or amendment of said Lease and as to any assignee of Tenant's interest in said Lease, and Guarantor waives notice of any and all such renewals, extensions, modifications, amendments or assignments. That Guarantor's obligations hereunder shall remain fully binding although Landlord may have waived one or more defaults by Tenant, extended the time of performance by Tenant, released, returned or misapplied other collateral given later as additional security (including other guaranties) or released Tenant from the performance of its obligations under such Lease. That this Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, or the disaffirmance of said Lease in any such proceedings or otherwise. That if this Guaranty is signed by more than one party, their obligations shall be joint and several and the release of one of such Guarantors shall not release any other of such Guarantors. That the Guarantor or Guarantors hereby waive all suretyship defenses generally, and the right to petition for the marshalling of assets. That this Guaranty shall be applicable to and inure to the benefit of Landlord, its successors and assigns and shall be binding upon the heirs, representatives, successors and assigns of Guarantor.

         GUARANTOR HEREBY WAIVES ALL RIGHTS WHICH IT MAY HAVE TO REQUEST A JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF SAID LEASE OR THIS GUARANTY.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty this ______ day of ______________, 19__.


WITNESSES                            BOSTON RESTAURANT ASSOCIATES,
                                     Guarantor

                                     By:                                 (SEAL)
------------------------------          ---------------------------------
                                                  President

------------------------------       ATTEST:


                                     ------------------------------------
                                                  Secretary

                                                               (CORPORATE SEAL)